As filed with the Securities and Exchange Commission on June 17, 2011

Registration Nos. 333-53432

811-10263

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 31	☒
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 33	☒

(Check appropriate box or boxes)

GUIDESTONE FUNDS

(Exact name of registrant as specified in charter)

2401 Cedar Springs Road Dallas, TX	75201-1407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (214) 720-1171

Rodney R. Miller, Esq. GuideStone Financial Resources of the Southern Baptist Convention 2401 Cedar Springs Road Dallas, TX 75201-1407 (Name and Address of Agent for Service)	Copies to: Eric Purple, Esq. Donald Smith, Esq. K&L Gates, LLP 1601 K Street, N.W. Washington, DC 20006 Telephone: (202) 778-9223

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)

☐	on pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on [ ] pursuant to paragraph (a)1

☒	75 days after filing pursuant to paragraph (a)(2)

☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS DATED SEPTEMBER __, 2011

INFORMATION CONTAINED HEREIN PERTAINING TO THE DEFENSIVE MARKET STRATEGIES FUND OF THE GUIDESTONE FUNDS IS SUBJECT TO COMPLETION OR AMENDMENT. A POST-EFFECTIVE AMENDMENT TO THE GUIDESTONE FUNDS REGISTRATION STATEMENT RELATING TO SHARES OF THE DEFENSIVE MARKET STRATEGIES FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SHARES OF THE DEFENSIVE MARKET STRATEGIES FUND MAY NOT BE SOLD NOR MAY OFFERS TO BUY SHARES OF SUCH FUND BE ACCEPTED PRIOR TO THE TIME THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SHARES OF THE DEFENSIVE MARKET STRATEGIES FUND IN ANY STATE IN WHICH SUCH OFFER. SOLICITATION OR SALE SHALL BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

	GS2	GS4
SELECT FUNDS		
Defensive Market Strategies Fund	GDMYX	GDMZX

This Prospectus contains important information about the GuideStone Funds Defensive Market Strategies Fund, including information on investment policies, risks and fees. For your own benefit and protection, you should read it before you invest, and keep it on hand for future reference.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC"), nor has the SEC determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.

GuideStone® Funds

Well Done…good and faithful servant. MATTHEW 25:21

2 | GuideStone Funds Defensive Market Strategies Fund Prospectus

For More Information	Back cover

Do you have questions about terms we use in this Prospectus?

For information about key terms and concepts, look for our explanations shown in boxes. For definitions of investment terms, refer to the glossary in the back of this Prospectus.

GuideStone Funds Defensive Market Strategies Fund Prospectus | 3

GuideStone Funds Defensive Market Strategies Fund	GS2 GDMYX GS4 GDMZX

Investment Objective

The Defensive Market Strategies Fund seeks to provide long-term capital appreciation with reduced volatility compared to the equity markets.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Defensive Market Strategies Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GS2 Class	GS4 Class
Management fee	0.88%	0.88%
Other expenses(1)	0.16%	0.42%
Total annual operating expenses	1.04%	1.30%
Fee waiver & expense reimbursement(2)	0.00%	0.00%
Net annual operating expenses	1.04%	1.30%
(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses, before expense payments by broker-dealers, to 0.99% for the GS2 Class and 1.25% for the GS4 Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2013. The “Fee waiver and expense reimbursement” may also include the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver of reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	GS2 Class	GS4 Class
1 Year	$101	$127
3 Years	$326	$407
5 Years	$569	$708
10 Years	$1,266	$1,563

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rate for the Fund’s last fiscal year is not provided because the Fund has not commenced operations prior to the date of this Prospectus.

4 | GuideStone Funds Defensive Market Strategies Fund Prospectus

Principal Investment Strategies

•

To pursue its investment objective, the Fund utilizes principal investment strategies, managed by the Fund’s Sub-Advisers under the ultimate supervision of the Adviser. The principal strategies, when combined, are intended to result in the Fund obtaining investment returns consistent with the equity market, but with lower volatility when compared to the broader equity market. The Adviser determines the allocation of assets among the principal strategies and seeks to ensure an allocation that will allow the Fund to maintain its reduced volatility as compared to the broader market. Each Sub-Adviser is in turn responsible for investing the assets allocated to the principal strategy, or the portion of the principal strategy, for which it is responsible.

•	The principal strategies, and the range of assets that will be allocated to each, is as follows:

Principal Strategy	Range of Assets
Long Only Equity	30	%-80%
Convertible Bond	0	%-50%
Equity Long-Short	0	%-35%

•

The Adviser monitors portfolio activity and reallocates assets among the Sub-Advisers as necessary in an attempt to ensure the Fund’s portfolio, when viewed as a whole, is consistent with the Fund’s principal investment objective. The Sub-Advisers, in managing their respective portions of the Fund’s portfolio, practice different investment styles that the Adviser believes complement one another in an attempt to achieve the Fund’s investment objective.

•

The Long Only Equity Strategy is divided into two main components: a “value yield” component that focuses primarily on dividend paying stocks and a “U.S. defensive equity” component that focuses primarily on U.S. stocks with lower volatility compared to the broader equity market. Pursuant to the Long Only Equity Strategy, the Fund primarily invests in common stocks of U.S. companies but may also invest in common stocks of foreign companies either on a foreign exchange or through depository receipts. The Fund may invest in common stocks of foreign companies in countries having economies and markets generally considered to be developed and, to a lesser extent, companies located in emerging markets. The Fund may also invest in preferred stocks and real estate investment trusts (“REITs”) and other real estate related companies.

•

The Convertible Bond Strategy involves investments in convertible securities. While the Fund has broad discretion to invest in all types of convertible securities of U.S. issuers, the Fund focuses primarily on investments in convertible bonds. These convertible securities will tend to have valuations more closely aligned with a company’s bonds than common stock. The Fund may also invest in convertible securities of non-U.S. issuers. The Fund may invest in obligations issued by the U.S. government, its agencies and instrumentalities, banks and corporations and foreign governments, banks and corporations. The Fund may invest in both investment grade securities and high yield securities (“junk bonds”) subject to a maximum of 35% of its total assets in junk bonds (“Baa” category as rated by Moody’s Investors Service, Inc. or the equivalent by Standard and Poor’s® or Fitch, Inc.).

•

The Long-Short Equity Strategy involves a long component and a short component. The long component primarily involves investments in equity securities with a focus on growth. The short component involves making short sales of stocks. The Fund may establish short positions in stocks of companies with a market value of up to 30% of its assets pursuant to this strategy. When the Fund takes a short position, it sells at the current market price a stock that it has borrowed, in anticipation of a decline in the market price of the stock. The Fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the Fund’s gains or losses.

•

The Fund may hold up to 20% of its assets in obligations denominated in currencies other than the U.S. dollar and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers.

•

The Fund may use forward currency exchange contracts, options and futures on stock indices and equity swap agreements to gain exposure to foreign markets and currencies. The Fund may also use other types of derivative instruments, such as futures, options and forward contracts as a substitute for investing directly in an underlying asset, to increase return, to manage foreign currency risk, to hedge against losses or as an alternative to selling a security short.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Investment Risks

•	There is no guarantee that securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•

The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as

GuideStone Funds Defensive Market Strategies Fund Prospectus | 5

general market and economic conditions. An investor in this Fund should be able to accept significant short-term fluctuations in value.

•

The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate assets effectively among the Sub-Advisers overseeing the Fund’s principal strategies. There can be no assurance that the actual allocations will achieve the Fund’s investment objective. Similarly, there is no guarantee that the principal strategies will work effectively together to achieve the Fund’s investment objective or that a principal strategy will be effective in achieving its individual objectives.

•

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to general market declines or because of factors related to the issuing company or its industry.

•

Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund.

•

The Fund is subject to leverage risk. Leveraging occurs when the Fund increases its assets available for investment using borrowings or similar transactions. Due to the fact that short sales involve borrowing securities and selling them, the Fund’s short sales effectively leverage the Fund’s assets. The use of leverage, including short sales and other forms of leveraging such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts and engaging in forward commitment transactions, may magnify the Fund’s gains or losses. Leverage also creates interest expense that may lower the Fund’s overall returns.

•

Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by factors influencing that sector, including market, economic, political or regulatory developments. The Fund’s performance may also suffer if a sector does not perform as well as the Sub-Advisers expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.

•

Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities.

•

REITs may be affected by changes in the value of the underlying properties they own and may be affected by the quality of any credit they extend. REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. The value of REITs may be more sensitive to high or rising interest rates and may decline in value as a result, or become less attractive investments.

•

The value of fixed-income securities held by the Fund will fluctuate in response to interest rates and other economic factors. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer including its credit standing and general economic conditions.

•

In addition to the interest rate and credit risks applicable to fixed-income securities, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”

•

The Fund is subject to the risk that REITs and other real estate related companies share prices overall will decline over short or even long periods because of rising interest rates. During periods of high interest rates, REITs and other real estate related companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing from property purchases and improvements is more costly and difficult to obtain.

•	There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all.

6 | GuideStone Funds Defensive Market Strategies Fund Prospectus

•

Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•

High yield securities (“junk bonds”) involve greater risks of default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•

Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk, the risk of loss due to changes in interest rates and the risks associated with fluctuations in foreign currencies in the case of forward currency exchange contracts. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

•

Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investment held by the Fund. Sub-Advisers may make currency investment decisions independent of their underlying security selections.

•

The Fund expects to have a high portfolio turnover rate due to short-term trading. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

Performance

The Fund is new and does not have a full calendar year of performance. Once it has a full calendar year of performance, total return information will be presented. Updated performance information is available on the Fund’s Website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (48433).

Management

Investment Adviser

GuideStone Capital Management

Sub-Advisers and Portfolio Managers

American Century Investment Management, Inc.

Phil Davidson, CFA Senior Vice President, Chief Investment Officer – U.S. Value Equity and Sr. Portfolio Manager	Since September 2011
Michael Liss, CFA, CPA Vice President and Sr. Portfolio Manager	Since September 2011
Kevin Toney Vice President and Sr. Portfolio Manager	Since September 2011

AQR Capital Management, LLC

Jacques A. Friedman Principal	Since September 2011

Shenkman Capital Management, Inc.

Ray Condron Sr. Vice President and Portfolio Manager	Since September 2011

Turner Investment Partners, Inc.

Christopher E. Baggini, CFA Sr. Portfolio Manager/Global Security Analyst and Principal	Since September 2011
Matthew D. Glaser Chief of Investment Strategies, Executive Managing Director, and Principal	Since September 2011
David J. Honold, Jr., CFA Portfolio Manager/Global Security Analyst and Principal	Since September 2011
Christopher K. McHugh Vice Chairman/Sr. Portfolio Manager and Founder	Since September 2011
Jason D. Schrotberger, CFA Sr. Portfolio Manager/Global Security Analyst and Principal	Since September 2011
Vijay Shankaran, M.D., Ph.D. Sr. Portfolio Manager/Global Security Analyst and Principal	Since September 2011
Donald W. Smith, CFA Portfolio Manager/Global Security Analyst and Principal	Since September 2011
Frank L. Sustersic, CFA Sr. Portfolio Manager/Global Security Analyst and Principal	Since September 2011

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open at the Fund’s net asset value as determined after your request has been received in good order. You may conduct transactions by mail (GuideStone Funds, P.O. Box 9834, Providence, RI 02940-9886 or, for overnight delivery, GuideStone Funds, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer

GuideStone Funds Defensive Market Strategies Fund Prospectus | 7

Drive, Westborough, MA 01581-1722) or by telephone at 1-888-98-GUIDE (1-888-984-8433). Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The following minimums apply to initial and subsequent purchases, other than through an employee benefit or program of organizations and persons that GuideStone Financial Resources is authorized to serve (a “Plan”). The Fund reserves the right to waive or change investment minimums at any time without notice:

Minimum Initial Investment:

•	Institutional Investors (GS2 Class): $100,000 per Fund account
•	Individual Investors (GS4 Class): $1,000 per Fund

Minimum Subsequent Purchases (GS4 Class only):

• Automatic Investment Plans	$100
• Exchanges from another Fund	$250
• IRAs	$100
• Personal Investment Accounts and Uniform Gifts/Transfers to Minors Accounts	$100

If you purchase or redeem shares through a Plan, please contact your employer, plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (1-888-984-8433). If you purchase or redeem Fund shares through a financial intermediary, please contact the financial intermediary directly.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment in the Fund is made through a 403(b), 401(k), IRA or other tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

8 | GuideStone Funds Defensive Market Strategies Fund Prospectus

Additional Information Regarding the Fund

What is a mutual fund?

A mutual fund pools shareholders’ money and, using professional management, invests in securities like stocks and bonds.

GuideStone Funds (the “Trust”) is a family of mutual funds that offers a selection of funds to investors, including Date Target Funds, Asset Allocation Funds and Select Funds, which are listed below and described in a separate prospectus. Each Fund of the Trust has its own investment objective, strategies and risks. This Prospectus describes the Defensive Market Strategies Fund (the “Fund”), one of the Trust’s Select Funds. There is a Fund Summary for the Fund and other detailed information in the following pages. Please read the Fund Summary carefully before you invest. It is important that investors closely review and understand the risks of investing in the Fund.

The Trust’s Funds are divided into three groups:

Date Target Funds — Each Date Target Fund invests primarily in a diversified mix of the Select Funds that changes over time to meet a specified investment strategy. The Funds’ investment adviser believes that blending asset classes, investment styles and money managers may reduce risk over the long term. Each Date Target Fund invests in the GS4 Class of the Select Funds.

•	MyDestination 2005 Fund
•	MyDestination 2015 Fund
•	MyDestination 2025 Fund
•	MyDestination 2035 Fund
•	MyDestination 2045 Fund

Asset Allocation Funds — Each Asset Allocation Fund invests in a different mix of the Select Funds to meet a specified investment strategy. The Funds’ investment adviser believes that blending investment styles and money managers may reduce risk over the long term. The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund invest in the GS4 Class of the Select Funds. The Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I and Aggressive Allocation Fund I invest in the GS2 Class of the Select Funds. In addition, Conservative Allocation Fund I invests in the GS4 Class of the Inflation Protected Bond Fund and the Global Bond Fund, and the Growth Allocation Fund I invests in the GS4 Class of the Global Bond Fund.

•	Conservative Allocation Fund
•	Balanced Allocation Fund
•	Growth Allocation Fund
•	Aggressive Allocation Fund
•	Conservative Allocation Fund I
•	Balanced Allocation Fund I
•	Growth Allocation Fund I
•	Aggressive Allocation Fund I

Select Funds — Each Select Fund invests directly in different types of fixed-income obligations, stocks or other investments to meet its investment objective.

• Money Market Fund • Low-Duration Bond Fund • Medium-Duration Bond Fund • Extended-Duration Bond Fund • Inflation Protected Bond Fund • Global Bond Fund	• Defensive Market Strategies Fund • Equity Index Fund • Real Estate Securities Fund • Value Equity Fund • Growth Equity Fund • Small Cap Equity Fund • International Equity Fund

GuideStone Funds Defensive Market Strategies Fund Prospectus | 9

Who is the Adviser?

GuideStone Capital Management (the “Adviser”) serves as the investment adviser to the Fund. The Adviser is an affiliate of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”). Rather than making the day-to-day investment decisions for the Select Funds, the Adviser retains the services of other investment management firms to do so. In addition, the Adviser allocates the Date Target Funds’ and Asset Allocation Funds’ investments among the Select Funds, including the Fund.

The Fund uses various investment management firms (each, a “Sub-Adviser” and together, the “Sub-Advisers”) to manage its assets. The Adviser reviews the Sub-Advisers’ performance, allocates the assets of each Select Fund among them and makes recommendations to the Trust’s Board of Trustees (“Board of Trustees”) regarding changes to the Sub-Advisers selected. The Fund may change Sub-Advisers without shareholder approval.

The Fund does not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions. This policy may not be changed without shareholder approval.

The Fund is not insured or guaranteed by the Adviser, GuideStone Financial Resources, any bank, the FDIC or any government agency. As with all mutual funds, your investment in the Fund involves investment risk, including the possible loss of the principal amount you invested. There is no guarantee that the Fund will be able to meet its investment objective.

10 | GuideStone Funds Defensive Market Strategies Fund Prospectus

Additional Investment & Risk Information

The following is a list of other investment strategies employed by the Fund and certain risks that may apply to your investments in the Fund. These are in addition to the investment strategies and risks listed in the Fund Summary. Further information about investment strategies and risks is available in the Trust’s Statement of Additional Information (“SAI”).

Temporary defensive positions: The Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive investments. These investments may include cash, shares of the Trust’s Money Market Fund, high quality short-term debt obligations and other money market instruments. During these periods, the Fund may not meet its investment objective.

Securities lending: The Fund may lend its portfolio securities to generate additional income. If the Fund does so, it will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks. If the borrower of the security fails financially, there could be delays in recovering the loaned securities.

Derivatives: The Fund may use long or short positions in derivatives such as, but not limited to, equity futures contracts and U.S. Treasury futures contracts, as well as options in order to maintain market exposure, to reduce market exposure, to maintain liquidity or to commit cash pending investment.

The Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts and options and futures on stock indices to gain exposure to foreign markets and currencies.

The Fund’s use of derivatives may reduce its return and increase volatility. An investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. A small investment in derivatives could have a potentially significant impact on the Fund’s performance. Derivatives are also subject to counterparty risk, which is the risk that the counterparty to the derivative instruments may fail to make required payments or otherwise comply with the derivative instruments’ terms. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. There is the risk that changes in the value of a derivative may not correlate well with an underlying asset, rate or index. Derivatives may also involve additional expenses, which would reduce any benefit or increase any loss of the Fund using the derivative.

Some derivatives the Fund uses may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage could increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contracts or other economic variable. The Fund is required to segregate permissible liquid assets to cover its obligations relating to its purchase of certain derivative instruments.

What are derivatives?

Derivatives are investments whose values are based on (or “derived” from) a stock, bond, other asset, or index. These investments include options, futures contracts, and similar investments. Futures and options are popular types of derivatives, because they are easily bought and sold and have market values that are regularly calculated and published.

Short sales: The Fund may establish short positions in stocks. The Fund may establish short positions in stocks of companies with a market value of up to 30% of its assets. When the Fund takes a short position, it sells at the current market price a stock that it has borrowed, in anticipation of a decline in the market price of the stock. Short sales involve costs and risks. The Fund must pay the lender interest on securities they borrow, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed securities.

The Fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the Fund’s gains or losses.

GuideStone Funds Defensive Market Strategies Fund Prospectus | 11

Portfolio holdings: A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI and on the Fund’s Website at www.GuideStoneFunds.org.

Portfolio turnover: Portfolio turnover measures how frequently securities held by a mutual fund are bought and sold. Portfolio turnover rates for the Fund may be somewhat higher than the rates of other similar mutual funds that have a single manager. Each of the Fund’s Sub-Advisers makes decisions to buy or sell securities independently from other Sub-Advisers based on the Sub-Adviser’s adherence to its stated investment strategies, as directed by the Adviser, and compliance with the Fund’s investment objective, policies and limitations. When the Fund replaces a Sub-Adviser the new Sub-Adviser may restructure the portfolio account. In addition, portfolio turnover may be attributable to a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. Higher portfolio turnover rates (100% or more) may result in higher levels of realized gains or losses and/or may increase expenses. Tax effects and trading costs associated with portfolio turnover may result in lower investment returns. Additional information on the Fund’s portfolio turnover can be found in the section entitled “Financial Highlights.”

12 | GuideStone Funds Defensive Market Strategies Fund Prospectus

Management of the Fund

Adviser

What is a manager of managers?

The Adviser does not make the day-to-day investment decisions for the Fund. Rather, it retains the services of experienced investment management firms (the Sub-Advisers) to do so. The Adviser continuously monitors the performance of these Sub-Advisers and allocates the assets of the Fund among them.

GuideStone Capital Management, an affiliate of GuideStone Financial Resources, is located at 2401 Cedar Springs Road, Dallas, TX 75201-1498 and serves as the Adviser to the Fund, under its Advisory Agreement with the Trust and subject to the supervision of the Board of Trustees. The Adviser is a “manager of managers,” continually monitoring the performance and operations of the Sub-Advisers and the allocation of the assets of the Fund among them. The Adviser oversees each Sub-Adviser’s adherence to its stated investment strategies and compliance with the Fund’s investment objective, policies and limitations. The Adviser recommends to the Board of Trustees the hiring or changing of Sub-Advisers. Changes will be made in the Fund’s Sub-Advisers only when approved by the Board of Trustees. The Trust has been granted an order from the SEC to allow the change of Sub-Advisers and Sub-Advisory Agreements without shareholder approval, provided that shareholders of the Fund will be notified of such change within 90 days. Changes in the Fund’s sub-advisory arrangement(s) may result in increased transaction costs due to restructuring of the Fund’s portfolio, which may negatively affect the Fund’s performance. A discussion regarding the basis for the approval of the Advisory and Sub-Advisory Agreements by the Board of Trustees will be available in the Annual Report dated December 31, 2011.

GuideStone Financial Resources was established in 1918 and exists to assist churches and other ministry organizations by making available retirement plan services, life and health coverage, risk management programs and personal and institutional investment programs. During the fiscal year ending December 31, 2011, the Fund will pay monthly aggregate management fees to the Adviser and its respective Sub-Advisers at the following annual percentage rate of its average daily net assets:

Fund	Management Fee
Defensive Market Strategies Fund	0.88%

The Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses as disclosed in the Fees and Expenses table in the Fund Summary. This contractual waiver and reimbursement applies to direct Fund operating expenses only and does not include interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities. Should it be needed, the contractual waiver and expense reimbursement will remain in place until April 30, 2013 for the Fund. Pursuant to this arrangement, the Adviser may be reimbursed for expenses previously waived or reimbursed within three years of such waiver or reimbursement. The amount of the reimbursement may not exceed the expense limitation in place during the year in which the waiver or reimbursement was originally incurred.

GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of the Fund’s shares. The Fund will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires shareholder approval.

Sub-Advisers

What is a Sub-Adviser?

Each Sub-Adviser makes the day-to-day investment decisions for the Fund’s assets that it manages, subject to the supervision of the Adviser and the Board of Trustees. Each Sub-Adviser continuously reviews, supervises and administers its own investment program.

Below is a list of the Fund’s Sub-Advisers and their staff who are jointly and primarily responsible for the day-to-day management of the Fund’s assets. Information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership in the Fund can be found in the SAI.

Defensive Market Strategies Fund:

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111: American Century has been a privately-controlled investment manager since 1958, focused exclusively on delivering

GuideStone Funds Defensive Market Strategies Fund Prospectus | 13

superior and consistent risk-adjusted performance through active management. The firm serves institutions worldwide representing corporate, public, Taft-Hartley, endowment and foundation clients. As of March 31, 2011, the firm had assets under management of approximately $109.6 billion. American Century uses a team approach to manage the firm’s assigned portion of the Defensive Market Strategies Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the portfolio account are Phillip N. Davidson, CFA, Chief Investment Officer, Value Equity, Senior Vice President and Senior Portfolio Manager; Michael Liss, CFA, CPA, Vice President and Portfolio Manager; and Kevin Toney, CFA, Vice President and Portfolio Manager. Each member of the team has more than five years of experience with American Century.

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830:  AQR is an investment management firm employing a disciplined multi-asset, global research process. Investment decisions are made using a series of global asset allocation, arbitrage and security selection models and implemented using proprietary trading and risk-management systems. AQR’s systematic and disciplined process is essential to achieve long-term success in investment and risk management. The principals of the firm have been pursuing this research since the late 1980s and have been implementing this research in one form or another since 1993. As of March 31, 2011, AQR managed approximately $36.2 billion across a series of investment products for some of the largest institutional investors from the United States, Europe, Asia and Australia. AQR’s Global Stock Selection Team manages the firm’s assigned portion of the Defensive Market Strategies Fund. The team is led by Jacques A. Friedman, Principal, who has primary responsibility and oversight of the portfolio account. Mr. Friedman has been at AQR since the firm’s inception in 1998.

Shenkman Capital Management, Inc. (“Shenkman”), 461 Fifth Avenue, 22nd Floor, New York, New York 10017: Shenkman is an independently owned, registered investment adviser founded in July 1985. Since inception, the firm has been dedicated to providing investment management services to institutional and individual investors. Shenkman is a pioneer firm in the high yield market and seeks to be the world leading specialist in credit analysis of leveraged companies. As of March 31, 2011, the firm had assets under management of approximately $16.8 billion. The primary day-to-day management of the Defensive Market Strategies Fund assigned to Shenkman is conducted solely by Raymond F. Condon, Senior Vice President and Portfolio Manager. Mr. Condon has served as a portfolio manager at Shenkman since he joined the firm in 2003.

Turner Investment Partners, Inc. (“Turner”), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312: Turner is a professional investment management firm founded in March 1990 and registered under the Investment Advisers Act of 1940, as amended. As of March 31, 2011, the firm had assets under management of approximately $18.6 billion. Turner uses a separate team of portfolio managers to manage each of the firm’s investment strategies within the assigned portion of the Defensive Market Strategies Fund. Jason D. Schrotberger, CFA, Portfolio Manager/Security Analyst – Consumer Sector, leads the team that manages the global consumer strategy. Christopher K. McHugh, CFA, Senior Portfolio Manager/Security Analyst and co-founder of Turner, leads the team that manages the long/short equity strategy. David Honold, Portfolio Manager/Security Analyst, leads the team that manages the global financial services strategy. Vijay Shankaran, M.D., Ph.D., Security Analyst/Portfolio Manager, leads the team that manages the global medical sciences strategy. Frank Sustersic, CFA, Senior Portfolio Manager/Security Analyst, leads the team that manages the select opportunities strategy. Donald W. Smith, CFA, Portfolio Manager/Security Analyst, leads the team that manages the global resources and infrastructure strategy. Messrs. Schrotberger, McHugh, Honold, Sustersic and Smith and Dr. Shankaran have at least five years of experience with Turner, and each has 10 years or more of investment experience. Matthew D. Glaser, Chief of Investment Strategies and Executive Managing Director, leads the team that manages the market neutral strategy. Mr. Glaser joined Turner in 2007, and prior to that, he was employed with Susquehanna International Group and was Managing Director at JP Morgan Chase and Robertson Stephens & Company. Mr. Glaser has 16 years of investment experience. Christopher Baggini, CFA, Senior Portfolio Manager/Security Analyst, leads the team that manages the titan strategy. In 2010, Mr. Baggini joined the firm, and prior to joining Turner, he was employed with Aberdeen Asset Management from 2007 to 2010 and Nationwide Financial Services from 2000 to 2007. Mr. Baggini has 23 years of investment experience.

Cash Overlay Program:

The Clifton Group Investment Management Company (“Clifton”), 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435:  The Adviser and the Trust have entered into a Sub-Advisory Agreement with Clifton whereby Clifton is responsible for monitoring and investing cash balances of the Fund. The Adviser and the Sub-Adviser(s) for the Fund determine the amount of the Fund’s cash balances. Clifton may from time to time invest in long and/or short positions in derivative instruments, such as futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Clifton may also use certain foreign currency related instruments, such as forward exchange contracts, currency futures contracts and options on those contracts and currency options to aid in managing liquidity needs. Clifton was founded in 1972 and, as of December 31, 2010, had assets under management of $31.4 billion.

14 | GuideStone Funds Defensive Market Strategies Fund Prospectus

Service Providers

The following chart provides information on the Fund’s primary service providers.

Shareholders

Distribution and Shareholder Services

Facilitates the distribution of the Fund's shares.

Handles customer service for all classes, including phone customer service. Handles record keeping, distribution of income and production of statements for certain Plan accounts.

Asset Management

Supervises the overall management of the Fund's investment activities.

Processes and records purchases and sales of Fund shares for all classes. Handles shareholder services for certain non-Plan accounts, including record keeping, distribution of income and gains and production of statements.

Sub-Advisers
See list in previous section.

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675-0001

Serves as custodian of the assets of the Fund. The custodian settles all portfolio trades.

Administrator and Fund Accounting Agent
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809-3706

Provides facilities, equipment and personnel to carry out administrative services related to the Fund and calculates the Fund's NAV, dividends and other distributions.

Board of Trustees
Supervises the Fund's activities

GuideStone Funds Defensive Market Strategies Fund Prospectus | 15

Shareholder Information

Eligible Investors

Shares of the Fund are not offered to the general public. The Fund reserves the right to refuse to accept investments at any time. GuideStone Financial Resources may invest for its own account, including reserves and endowment, in any class of the Fund.

GS2 Class shares of the Fund are sold only to (a) accounts administered by GuideStone Financial Resources for cooperating Southern Baptist foundations and other Southern Baptist organizations in states where no affiliated Southern Baptist foundation is situated; (b) accounts for the Prior Plans and the Standard Plans in accordance with their respective Eligibility Schedules; (c) other accounts for organizations GuideStone Financial Resources is authorized to serve; and (d) Outside Service Plans of organizations with total retirement plan assets invested in GuideStone Funds in excess of $50 million upon selection of this class by a fiduciary for the plan other than GuideStone Financial Resources. In addition, Plans and accounts eligible for the GS2 Class shares of the Fund shall also be eligible for the GS4 Class shares of the Inflation Protected Bond Fund, Global Bond Fund and the Real Estate Securities Fund.

GS4 Class shares of the Fund are sold only to accounts, including personal investment accounts and individual retirement accounts (“IRAs”), for (a) individuals who participate or are eligible to participate in the Plans and other individuals who are eligible to utilize products and services provided or made available by GuideStone Financial Resources; (b) spouses of such individuals; (c) Prior Plans and Standard Plans in accordance with their respective Eligibility Schedules shown below; (d) Outside Service Plans upon selection of this Class by a fiduciary for the plan other than GuideStone Financial Resources; and (e) custodial accounts for ministers and employees of tax-exempt organizations and public schools (“TSAs”) as described in section 403(b)(7) of the Code provided or made available by GuideStone Financial Resources.

Prior Plan Eligibility Schedule

Eligibility Schedule Assets	Date Target Funds	Asset Allocation Funds	Select Funds
Less than $80 million	GS4	GS4	GS4
$80 — $250 million	GS4	GS2	GS4
Over $250 million	GS4	GS2	GS2
No Participant Directed Accounts	GS4	GS2	GS2

Standard Plan Eligibility Schedule

Eligibility Schedule Assets	Date Target Funds	Asset Allocation Funds	Select Funds
Less than $80 million	GS4	GS4	GS4
$80 — $250 million	GS4	GS2	GS4
Over $250 million	GS4	GS2	GS2
No Participant Directed Accounts	GS4	GS2	GS2

“Plans” refers to employee benefit plans and programs of organizations and persons that GuideStone Financial Resources is authorized to serve. “Plans” do not include TSAs.

“Outside Service Plans” refers to Plans for which a service provider other than GuideStone Financial Resources provides plan recordkeeping services for participants.

“Prior Plans” refers to Plans other than Outside Service Plans that GuideStone Financial Resources was authorized to serve prior to June 1, 2004.

“Standard Plans” refers to Plans other than Prior Plans or Outside Service Plans.

“Eligibility Schedule Assets” refers to assets taken into account for purposes of the applicable Eligibility Schedule and includes both assets of the Plan and other retirement plan assets of the organization sponsoring the Plan invested in the Trust and/or serviced by GuideStone Financial Resources as recordkeeper (but shall not include assets of any third-party

16 | GuideStone Funds Defensive Market Strategies Fund Prospectus

organization serving as Plan sponsor). Eligibility Schedule Assets shall also include such plan assets of organizations related to the organization sponsoring the Plan that share a central administrative unit with the organization sponsoring the Plan. Eligibility Schedule Assets shall be computed periodically as follows.

Periodic Re-Evaluation. For any Plan with an initial purchase date after June 1, 2004, Eligibility Schedule Assets will be re-evaluated within thirty (30) days of the second anniversary following the initial purchase date. Subsequent re-evaluations will occur in alternate years within thirty (30) days of the anniversary of the initial purchase date in such years. For any Plan with an initial purchase date on or before June 1, 2004, Eligibility Schedule Assets will be re-evaluated as of November 1, 2004 and thereafter in alternate years within thirty (30) days of November 1 in such years. For purposes of re-evaluation, average monthly Eligibility Schedule Assets over the 12-month period immediately prior to the re-evaluation date will be calculated and applied to the respective Eligibility Schedules. If the re-evaluation indicates that a Plan is ineligible under the applicable Eligibility Schedule for the class of shares of the Fund in which it is currently invested, then the Plan’s shares will automatically be exchanged for shares of the appropriate class of that Fund pursuant to the Eligibility Schedule as soon as administratively possible following the re-evaluation date but in no event later than ninety (90) days following the re-evaluation date.

Initial Purchases. Any assets that fall within the description of Eligibility Schedule Assets and that are held as of the initial purchase of shares for a Plan or received within ninety (90) days thereafter pursuant to a written commitment will be deemed to constitute Eligibility Schedule Assets for purposes of determining eligibility according to the applicable Eligibility Schedule.

Open an IRA, personal investment account: GS4 Class shares of the Fund are available to eligible investors for purchase through IRAs, Roth IRAs and personal investment accounts. GuideStone Trust Services, an affiliate of GuideStone Financial Resources and of the Adviser, will serve as non-bank custodian of the IRAs. Eligible investors may also establish a GS4 Class account in the name of a trust established solely by one or more eligible investors and/or a GS4 Class account for a minor. Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts may provide special tax advantages. For more details and applications, call GuideStone Funds at 1-888-98-GUIDE (1-888-984-8433).

Participants in the Plans: If you participate in a Plan offered by your employer, contact your employer, your plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (1-888-984-8433). The policies and procedures of your Plan, including minimum investments, may be different than those described herein. Your Plan may require additional days to process contributions, withdrawals and other transactions, to the extent permitted by law. If you are eligible to participate in one of the Plans, you may be eligible to invest directly in the GS4 Class shares of the Fund.

Customer Identification

The Fund (or a shareholder service provider acting on the Fund’s behalf) seek to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Fund may limit account activity until investor identification information can be verified. If the Fund is unable to obtain sufficient investor identification information such that the Fund may form a reasonable belief as to the true identity of an investor, the Fund may take further action including closing the account.

Minimum Investments

GS2 Class Accounts: If an investment in GS2 Class shares of the Fund, other than through a Plan is made, the minimum initial investment in the Fund Account must be $100,000. There are no minimums for subsequent investments in this Account or for initial purchases of additional shares in other Fund Accounts. If you invest in GS2 Class shares through a Plan, the minimum investment requirement will be lower, if any, and you should contact your employer, your plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (1-888-984-8433).

GuideStone Funds Defensive Market Strategies Fund Prospectus | 17

GS4 Class Accounts: If an investment in GS4 Class shares of the Fund, other than through a Plan is made, the minimum initial investment must be $1,000 in each of the Fund Accounts holding GS4 Class shares. The $1,000 minimum applies separately to each Fund of the Trust that you own. In addition, the following minimums apply to subsequent purchases of GS4 Class shares of the same Fund:

Minimum Subsequent Purchases
Automatic Investment Plans	$100
Exchanges from another Fund	$250
IRAs	$100
Personal Investment Accounts and Uniform Gifts/Transfers to Minors Accounts	$100

Minimum Account Size

The Fund reserves the right to close any account if the balance falls below $1,000 due to redemptions, not market fluctuation. The $1,000 minimum applies separately to each Fund that you own. We may close your account and send you a check for the redemption proceeds if you do not bring your account up to the minimum within 30 days after we mail you a written notice. Alternatively, if you have accounts in multiple Funds below $1,000, which combined equal or exceed $1,000, we may transfer those proceeds into a single account in the Trust’s Money Market Fund, if you do not bring your accounts up to the minimum within 30 days after we mail you a written notice. If you invest through a Plan, your minimum account size may be lower, if any, and you should contact your employer, your plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (1-888-984-8433).

18 | GuideStone Funds Defensive Market Strategies Fund Prospectus

Transactions with the Fund

The following transaction procedures do not apply to Plan accounts. If you own shares of the Fund through one of the Plans, you should consult your employer, your plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (1-888-984-8433) for proper instructions.

Method	Open an Account	Add to an Account
By Mail GuideStone Funds P.O. Box 9834 Providence, RI 02940-9886	Complete and sign the application. Mail it with your check made payable to GuideStone Funds. Your initial investment must meet the minimum amount.	Send in a check for the appropriate minimum amount (or more). Make your check payable to GuideStone Funds. Always provide your account name and number on the check or include the detachable slip from your confirmation statement.
Overnight Delivery: GuideStone Funds c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581-1722

By Telephone

1-888-98-GUIDE (1-888-984-8433)

Your account will automatically have certain telephone privileges unless you designate otherwise on your initial application or complete an authorization form, available upon request by calling 1-888-98-GUIDE (1-888-984-8433). When you call, we may request personal identification and record your call.

	If you already have an account and have authorized telephone transactions, you may call to open an account in another Fund in the Trust. You may direct us to deduct an amount from your previously authorized checking or savings account or to exchange shares from your existing Fund account into another Fund in the Trust, or you may send us a wire. (For exchanges, the names and addresses on the accounts must be identical). Your initial investment in the new Fund in the Trust must meet the minimum amount.	You may make investments by telephone ($100 per established Fund in the Trust) if you have previously authorized it. Once you call, we will deduct the dollar amount you designate from your previously authorized checking or savings account.

By Wire

PNC Bank, NA

ABA#: 031000053

DDA#: 86-1497-2484

FBO: Shareholder Name, Fund Number and Account Number

(PNC Bank is located in Philadelphia, PA)

Note: Your bank may charge you a fee for handling a wire transaction. The Trust and its transfer agent are not responsible for the efficiency of the federal wire system or your bank.

Call your bank with the wire instructions shown to the left. The wire must be received by 4:00 p.m. Eastern time for same day processing.

Please call 1-888-98-GUIDE (1-888-984-8433) for the account number to include on the wire.

You must send a completed application by overnight delivery in advance of the wire to:

GuideStone Funds

(Designate the Fund)

c/o BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581-1722

Call 1-888-98-GUIDE (1-888-984-8433) to notify us of the wire. Call your bank with the wire instructions shown to the left. The wire must be received by 4:00 p.m. Eastern time for same day processing.

GuideStone Funds Defensive Market Strategies Fund Prospectus | 19

Method	Open an Account	Add to an Account

Online

www.GuideStoneFunds.org

Register through our Website. You can then establish a personal identification number (“PIN”) on our Website that will enable you to make transactions with the Fund online.

	If you do not have an existing account, you may download an application from our Website and forward your signed application to: GuideStone Funds P.O. Box 9834 Providence, RI 02940-9886	You may make additional investments online if you have previously authorized it. Once you place your order through our Website, we will deduct the dollar amount you designate from your previously authorized checking or savings account.

Existing shareholders may open an account in another Fund through our Website. You may instruct us to deduct an amount from your previously authorized checking account or to exchange shares from your existing Fund account into another Fund in the Trust. (For exchanges, the names and addresses on the accounts must be identical). Your initial investment in the new Fund must meet the minimum amount.

Automatic Transaction Plans

For each type of automatic transaction plan, you must complete the appropriate section on your initial application or complete an authorization form, available upon request by calling 1-888-98-GUIDE (1-888-984-8433).

	Not applicable.	Automatic Investment Plan: You may authorize automatic monthly or quarterly investments in a constant dollar amount (a minimum of $100 per established Fund). We will withdraw the designated dollar amount from your checking account on the 5th or 20th day (whichever you designate) of the month beginning in the month you designate. We will invest it into the Fund that you have designated. If the 5th or the 20th of the month does not fall on a business day, we will withdraw the designated dollar amount on the following business day.

20 | GuideStone Funds Defensive Market Strategies Fund Prospectus

The following transaction procedures do not apply to Plan accounts. If you own shares of the Fund through one of the Plans, you should consult your employer, your plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (1-888-984-8433) for proper instructions.

Method	Redeem Shares	Exchange Shares
By Mail GuideStone Funds P.O. Box 9834 Providence, RI 02940-9886

Send a letter of instruction that includes:

•The Fund name, your account number, the name of each owner (exactly as they appear on the account) and the dollar amount you wish to redeem.

•Include all genuine signatures (exactly as they appear on the account) and any documents that may be required (and a medallion signature guarantee, if required). See “Medallion Signature Guarantees.”

Send a letter of instruction that includes:

•Your account number, the name of each owner (exactly as they appear on the account), the dollar amount you wish to exchange (a minimum of $250 per established Fund) and the new Fund into which the amount is being invested.

•Include all genuine signatures (exactly as they appear on the account) and any documents that may be required.

Overnight Delivery: GuideStone Funds c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581-1722

By Telephone

1-888-98-GUIDE (1-888-984-8433)
Your account will automatically have certain telephone privileges unless you designate otherwise on your initial application or complete an authorization form, available upon request by calling 1-888-98-GUIDE (1-888-984-8433). When you call, we may request personal identification and record your call.

You will receive your redemption payment in the form you previously authorized: check, deposit to your bank account or wire transfer (for wire transfers, a $10 fee may be charged).

If you have previously authorized telephone redemptions, you may redeem shares by calling us ($25,000 limit). (IRAs only: You must make all requests for redemptions in writing. Please call 1-888-98-GUIDE (1-888-984-8433) to request a form.)

If you have changed your address, there is a 10-day waiting period before a withdrawal can be made by check. If you have previously authorized ACH or wire redemptions, you may still redeem shares during the waiting period.

The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.

If you have previously authorized telephone exchanges, you may exchange shares for shares of another Fund in the Trust (a minimum of $250 per established Fund) over the telephone. The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.

By Wire Note: Your bank may charge you a fee for handling a wire transaction. The Trust and its transfer agent are not responsible for the efficiency of the federal wire system or your bank.

You may redeem shares by contacting us by mail or by telephone and instructing us to wire your proceeds to your bank ($10,000 minimum). (Follow the instructions in this table for how to Redeem Shares: By Mail, By Telephone or Online.) Wire redemptions can be made only if you have previously authorized it on an authorization form (including attaching a voided check from the account where proceeds are to be wired), available upon request by calling 1-888-98-GUIDE

(1-888-984-8433). A $10 fee may be charged for wire transfers.

Not applicable.

GuideStone Funds Defensive Market Strategies Fund Prospectus | 21

Method	Redeem Shares	Exchange Shares

Online

www.GuideStoneFunds.org
Register through our Website. You can then establish a personal identification number (“PIN”) on our Website that will enable you to make transactions with the Fund online.

You may redeem shares through our Website. You will receive your redemption payment in the form you previously authorized: check or deposit to your bank account.

If you have changed your address, there is a 10-day waiting period before a withdrawal can be made by check. If you have previously authorized ACH or wire redemptions, you may still redeem shares during the waiting period.

You may exchange shares for shares of another Fund in the Trust (a minimum of $250 per established Fund) through our Website. The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.

Automatic Transaction Plans You must complete the appropriate section on your initial application or complete an authorization form, available upon request by calling 1-888-98-GUIDE (1-888-984-8433).

Systematic Withdrawal Plan:

You may specify a percent of your account or a dollar amount (a minimum of $250 per established Fund) to be withdrawn monthly, quarterly or annually on the 25th of the month beginning on the month you designate. If the 25th does not fall on a business day, we will process the withdrawal on the previous business day. We reserve the right to charge you for each withdrawal. At the time you authorize the withdrawal plan, you must have a minimum account balance of $5,000. You must have all dividends and other distributions reinvested. We will continue the withdrawals until your shares are gone or you cancel the plan. You may cancel or change your plan or redeem all your shares at any time.

You will receive your redemption payment in the form you previously authorized: check or deposit to your bank account.

Not Applicable.

22 | GuideStone Funds Defensive Market Strategies Fund Prospectus

More Shareholder Information

How Share Price is Calculated

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) determines the NAV per share of each class of the Fund as of the close of regular trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time), on each day that the NYSE is open. The NYSE is open for trading every weekday except for the following holidays: New Year’s Day, Martin Luther King Jr.’s Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When a holiday falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or subsequent Monday in observance of the holiday. The NAV for a Class of shares of the Fund is determined by adding the pro rata portion of the total value of the Fund’s investments, cash and other assets attributable to that Class, deducting the pro rata portion of the Fund’s liabilities attributable to that Class and the liabilities directly attributable to that Class, and then dividing that value by the total number of shares of the Class outstanding. Since NAV for the Fund is calculated separately by Class, and since each Class has its own expenses, the per share NAV of the Fund will vary by Class.

What is the Net Asset Value or “NAV”?

NAV =	Assets – Liabilities Outstanding Shares

The Fund values its assets based on market quotations or official closing prices when such values are readily available. These prices normally are supplied by a pricing service. Assets that are denominated in foreign currencies are valued daily in U.S. dollars at the current foreign currency exchange rates. In certain cases, events that occur after certain markets have closed may render prices unreliable. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. When the Fund believes a market price does not reflect a security’s true value, the Fund may substitute a fair value estimate through procedures established by, or under the direction of, the Board of Trustees. The Fund may also use these procedures to value securities that do not have a readily available current market value. Using fair value methods to price securities may result in a value that is different from the prices used by other mutual funds to calculate their NAVs. The Fund is subject to the risk that it has valued certain of its securities at a higher price than it can sell them.

The Fund may include portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV for shares of the Fund (as well as the Date Target Funds and Asset Allocation Funds which invest in the Fund) may change on days when an investor will not be able to purchase or redeem shares.

Investments by the Fund in other open-end management investment companies are valued based upon the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

Purchase of Shares

Fund shares are sold at NAV without a front-end sales load or a back-end sales load. Orders for the purchase of shares will be executed at the NAV per share next determined after an order has been received in good order. Your purchase will be made in full and fractional shares calculated to three decimal places. Certificates for shares are not issued. If your purchase order fails to designate a Fund, the purchase will be invested in the Money Market Fund.

The Fund reserves the right to suspend the offering of shares or to limit or reject any purchase or exchange order at any time, without notice. The Fund also reserves the right to waive or change investment minimums at any time, without notice. The Fund also reserves the right to redeem shares in any account and return the proceeds to the investor. These actions may be taken when, in the sole discretion of the Fund’s management, they are deemed to be in the best interest of the Fund. The Fund will not accept any third party or foreign checks.

Redemption of Shares

You may redeem some or all of your shares on any business day that the NYSE is open. Shares will be redeemed at the NAV next determined after your redemption request is received in good order. A redemption is a taxable transaction on

GuideStone Funds Defensive Market Strategies Fund Prospectus | 23

which you may recognize a gain or loss, unless you are investing through a tax-deferred account, such as a Plan account or IRA.

Redemption proceeds will ordinarily be sent on the next business day, but the Fund may take up to seven days to make payment. The Fund may stop selling its shares and postpone redemption payments at times when the NYSE is closed or has restricted trading or the SEC has determined an emergency condition exists. Redemption proceeds will only be sent in the form that you previously authorized. If you have authorized payment by check, the check will be sent to the shareholder and address of record.

Request In Good Order

All purchase, exchange and redemption requests must be received by the Fund or its transfer agent in good order. Requests in good order must include the following documents: (1) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (2) any required medallion signature guarantees (see the section entitled “Medallion Signature Guarantees”); and (3) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships and other legal entities. You may call 1-888-98-GUIDE (1-888-984-8433) for further details.

Written redemption requests also must include the Fund name, your account number and the dollar amount of the transaction. Purchase orders are not in good order until the Fund’s transfer agent has received payment in federal funds.

If you are investing through a Plan, your employer, plan administrator or GuideStone Financial Resources, each has their own procedures for transmitting transaction orders and payments to the Fund’s transfer agent on a timely basis and in good order. These procedures may require additional days to process contributions, withdrawals and other transactions, to the extent permitted by law.

Medallion Signature Guarantees

To protect shareholder accounts, the Fund and the transfer agent from fraud, medallion signature guarantees are required in certain cases. This enables the Fund to verify the identity of the person who has authorized a redemption from an account. A medallion signature guarantee will be required for any of the following:

For IRA and Personal Investment Accounts:

•	Any written redemption request for $50,000 or more.

•	Redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address.

•	Transfers into an account with a different registration (including a different name, address, taxpayer identification number or account type).

For GS2 Class Accounts:

•	Any written redemption request for $250,000 or more.

•	Redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address.

•	Transfers into an account with a different registration (including a different name, address, taxpayer identification number or account type).

A notary public does not qualify as a medallion signature guarantee. You may obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other participating financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. You may call 1-888-98-GUIDE (1-888-984-8433) for further details.

24 | GuideStone Funds Defensive Market Strategies Fund Prospectus

Redeeming Recently Purchased Shares

If you are redeeming shares that you recently purchased by check, the Fund may delay sending your redemption proceeds until your check has cleared. This may take up to fifteen calendar days after your check is received. To avoid this delay, pay for your shares by federal funds wire transfer.

Right to Redeem in Kind

The Fund reserves the right to pay part or all of your redemption proceeds in securities rather than cash. If payment is made in securities, you may incur brokerage commissions if you elect to sell the securities for cash.

Account Statements

Each shareholder’s transactions in Fund shares will be reflected in a quarterly statement, except shareholders that directly invest in a GS2 Class Account shares receive monthly statements. If your Fund shares are held by a nominee or Plan, the nominee or Plan decides whether the statement will be sent to you.

Exchanging Shares

What is an exchange?

An exchange between Funds of the Trust is really two transactions — a sale of shares of a Fund and the purchase of shares of another Fund. In general, the same policies that apply to purchases and sales apply to exchanges. Exchanges also have the same tax consequences as ordinary sales and purchases.

An exchange is a taxable transaction on which you may recognize a gain or loss, unless you are investing through a tax-deferred account, such as a Plan account or an IRA. (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)

If you are invested through a Plan, you may exchange shares of one Fund for shares in one or more of the other Funds provided exchanges are permitted under the Plan. Contact your employer, plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (1-888-984-8433) for more information.

Market Timing

The purchase, exchange and redemption of Fund shares in an effort to profit from anticipated short-term market movements (“market timing”) may disrupt portfolio investment strategies and affect costs and performance for other shareholders, including long-term shareholders. To discourage market timing and abusive trading practices by Fund shareholders, the Board of Trustees has adopted policies and has approved procedures for implementing those policies.

These procedures reflect criteria that have been developed to identify market timing and that are applied for monitoring transactions in Fund shares. If the Trust identifies what it believes to be market timing, it may warn the shareholder involved, reject or restrict a purchase or exchange order and/or prohibit that shareholder from making further purchases or exchanges of a specific Fund’s shares. The Trust may modify its procedures for implementing its market timing policy and/or the monitoring criteria at any time without prior notice. There can be no assurance that the Trust’s policies will eliminate all market timing activity in the Fund.

Although the Trust makes efforts to monitor for market timing, the ability of the Trust to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts.

Telephone and Online Transaction

The Fund reserves the right to refuse a telephone redemption or online redemption request if the requester is unable to provide information, such as the: 1) account number; 2) name and address exactly as registered with us; or 3) the primary social security or other taxpayer identification number.

GuideStone Funds Defensive Market Strategies Fund Prospectus | 25

We are not responsible for any account losses due to fraud, so long as we have taken reasonable steps to verify the identity of the person making a telephone or online request. If you are invested other than through a Plan, your account will automatically have certain telephone privileges. If you are an eligible foundation or you invest through an IRA or personal investment account, your account will automatically have certain telephone privileges. If you wish to remove the telephone redemption or online redemption option from your account, please notify us in writing. If you are redeeming shares you hold through a Plan or foundation, you may not have telephone or online privileges; contact your employer, your plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (1-888-984-8433) for information about how to redeem your shares.

The Fund reserves the right to terminate or limit the telephone or online redemption privilege at any time, without prior notice. If you experience difficulty reaching us by telephone or through our Website, during periods of unusual market activity, contact us by regular or express mail.

Duplicate Mailing to Same Household

We try to eliminate duplicate mailings to the same household. If two Fund shareholders, excluding shareholders invested through a Plan, have the same last name and address, we send just one shareholder report, instead of two. If you prefer separate reports, notify us by mail or telephone.

Distributions

What is net investment income?
Net investment income generally consists of interest and dividends a Fund earns on its investments less accrued expenses.

The Defensive Market Strategies Fund declares and pays dividends from net investment income semi-annually. Distributions are payable to shareholders of record at the time they are declared. Shareholders of record include holders of shares being purchased, but exclude holders of shares being redeemed, on the record date. Your distributions will automatically be reinvested in additional Fund shares, unless you elect to receive your distributions in cash. You may not elect cash distributions for a Plan account or IRA, since cash distributions would result in significant, negative tax consequences to the holder of such an account.

Taxes

This section only summarizes some important federal income tax considerations that may affect your investment in the Fund. If you are investing through a tax-deferred account, such as an IRA or a Plan account (“Tax-Deferred Account”), special tax rules apply. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

Federal Income Tax: As long as the Fund meets the requirements for being treated as a “regulated investment company” under the Code, which the Fund intends to continue to do, it pays no federal income tax on the earnings and gains it distributes to its shareholders. The Fund will notify you following the end of each calendar year of the amount of dividends and other distributions paid that year.

Dividends from net investment income and distributions from the excess of net short-term capital gain over net long-term capital loss that you receive from the Fund generally are taxable to you as ordinary income, whether reinvested in additional Fund shares or received in cash, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) and designated by the Fund as such generally will through 2012 be subject to federal income tax for individual shareholders who satisfy those restrictions with respect to their Fund shares at the rate for net capital gain—a maximum of 15%. The Fund’s distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), whether reinvested in additional Fund shares or received in cash, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares.

26 | GuideStone Funds Defensive Market Strategies Fund Prospectus

Unless you are investing through a Tax-Deferred Account, you should be aware that if you purchase Fund shares shortly before the record date for any dividend or other distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

A redemption or exchange of your Fund shares is a taxable event for you. Depending on the redemption price of the shares you redeem or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions. The exception, once again, is a Tax-Deferred Account.

State and Local Income Taxes: You should consult a tax adviser concerning state and local tax laws, which may produce different consequences from those under the federal income tax law.

GuideStone Funds Defensive Market Strategies Fund Prospectus | 27

Shareholder Servicing Arrangements

Shares of the Fund are sold without a front-end sales load or a back-end sales load on a continuous basis by BNY Mellon Distributors Inc., located at 760 Moore Road, King of Prussia, PA 19406 (the “Underwriter”). The Board of Trustees has adopted a separate Shareholder Service Plan for the GS4 Class of each Select Fund (“Service Plan”).

Under its Service Plan, the GS4 Class of the Fund is authorized to pay shareholder servicing and recordkeeping fees of 0.24% of average daily net assets. Shareholder servicing and recordkeeping fees are paid to parties that provide services for, and maintain records for, shareholder accounts.

Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

What are service fees?
Service fees are deducted from fund assets to pay for recordkeeping and other services in connection with maintaining shareholder accounts.

Financial Highlights

There are no financial highlights for the Fund because it commenced operations on or after the date of this Prospectus.

28 | GuideStone Funds Defensive Market Strategies Fund Prospectus

Glossary

30-Day SEC Yield — A standardized measure of yield for a mutual fund. The calculation is based on a 30-day period ending on the last of the previous month. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

Active Management — A style of investment management where the portfolio manager actively makes investment decisions and initiates buying and selling of securities in an effort to maximize return. It is the opposite of passive management, where the portfolio manager oversees a static portfolio structured to match the performance of a selected part of the market or index.

American Depository Receipt (“ADR”) — Receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars and are publicly traded on exchanges or over-the-counter markets in the U.S.

Amortized Cost — This method involves valuing securities at their cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. The accounting method is used for the Money Market Fund.

Annualize — To convert to an annual basis. The expression of a rate of return over periods other than one year converted to annual terms. For example, a cumulative return of 21% over two years would convert into an annualized return of 10% per annum, even though each annual return may have looked nothing like 10%. For example, if an investment earned -2% in year one and 23.5% in year two, the compound annual return would be 10%.

Acquired Fund Fees and Expenses — Any company in which a mutual fund invests or has invested during the relevant fiscal period that (a) is an investment company or (b) would be an investment company under Section 3(a) of the 1940 Act, as amended. In the event the fees and expense incurred indirectly by a mutual fund as a result of investment in shares of one or more acquired funds do not exceed 0.01% of the average net assets of that mutual fund, the mutual fund may include these fees and expenses under the sub-caption “Other expenses” in the mutual fund’s fee table. Total annual fund operating expenses reflected in a mutual fund’s fee table may not correlate to the ratio of expenses to average net assets reported in a mutual fund’s financial highlights table, which reflects the operating expenses of a mutual fund and does not include Acquired Fund Fees and Expenses.

Asset-Backed Securities — Securities backed by mortgages, installment contracts, credit card receivables or other financial assets. These securities represent interest in “pools” of assets in which payments of both interest and principal on the securities are made periodically.

Average Maturity — The average length of time on which the principal of a bond in a bond fund must be repaid.

Basis Point — One basis point is 0.01%, or 1/100 of a percentage point. Thus 100 basis points equal 1% percent.

Benchmark — Any basis of measurement, such as an index, that is used by an investment manager as a yardstick to assess the risk and performance of a portfolio. For example, the S&P 500® Index is a commonly used benchmark for U.S. large-cap equity portfolios.

Commercial Paper — The security is a short-term, unsecured promissory note issued in the public market as an obligation of the issuing entity. The maturity of commercial paper is typically less than 270 days.

Credit Quality — A measure that reflects the rating assigned by Standard & Poor’s®, Moody’s Investors Service, Inc. or Fitch, Inc. to fixed-income securities. It rates the issuing entity’s capacity to meet the repayment terms of the security. Bonds issued and backed by the federal government are of the highest quality and are considered superior to bonds rated AAA, which is the highest possible rating a corporate bond can receive. Investment quality ratings include AAA, AA, A, and BBB. Bonds rated BB or lower are considered high yield or “junk” bonds.

GuideStone Funds Defensive Market Strategies Fund Prospectus | 29

Capital Gain/Loss — A realized gain or loss calculated at the time of sale or maturity of any capital asset. Refers to the profit or loss attributable to the difference between the purchase and sale price.

Concentration Risk — Risk associated with a relatively high exposure to a certain security position, sector, industry and/or country.

Correlation — The statistical measure which indicates the tendency of two variables moving together.

Credit Ratings — See Credit Quality.

Credit Risk — A risk that an issuer may default on its securities causing a loss to the debt holder.

Currency Exchange Rate — A quotation used to indicate the value of a foreign currency relative to one unit of local currency.

Currency Risk — Foreign investments bear the risk of the local market and the foreign exchange rate. Risk associated with exposure to a certain currency that declines in value. Changes in currency exchange rates relative to the U.S. dollar may negatively affect the value of foreign investments.

Current Income — Money that is received on an ongoing basis from investments in the form of dividends, interest, rents or other income sources.

Default Risk — Risk that an issuer will be unable to timely meet interest and principal payments.

Developed Markets — Financial markets in countries with developed economies. Examples include, but are not limited to, the United States, United Kingdom, Germany, France and Japan.

Dividend — Earnings distributed to shareholders. Mutual fund dividends are paid out of income from a fund’s investments.

Dividend Yield — Yield is determined by dividing the amount of annual dividends per share by the current market price per share of stock.

Downgraded — The act of lowering the credit rating of a fixed-income instrument.

Duration — A calculation that measures the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond’s life. Future interest and principal payments are discounted to reflect their present value and then multiplied by the number of years they will be received to produce a value expressed in years — the duration.

Emerging Markets — Financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan). Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

Equity — Represents ownership interest possessed by shareholders in a corporation. Synonymous with stock.

Exchange-Traded Funds (“ETFs”) — ETFs are open-end investment companies whose shares are listed for trading on a national securities exchange or the NASDAQ National Market System.

Expense Ratio — Expressed as a percentage, provides the investor the total cost for fund operating expenses and management fees.

30 | GuideStone Funds Defensive Market Strategies Fund Prospectus

Federal Deposit Insurance Corporation (“FDIC”) — Federal agency established in 1933 that guarantees (within limits) funds on deposit in member banks and thrift institutions and performs other functions to facilitate mergers or prevent failures.

Fixed-Income Securities — A security that pays a fixed-rate of return. Usually refers to government, corporate or municipal bonds, which pay a fixed-rate of interest until the bonds mature, and to preferred stock, paying a fixed dividend.

Foreign Issuers — Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

Forward Contracts — A privately negotiated contract permitting the holder to purchase or sell a specified amount of a financial instrument or foreign currency on a predetermined future date at a predetermined price.

Futures Contracts — A standardized agreement to buy or sell a specified amount of a financial instrument, such as a U.S. Treasury security, an equity security or foreign currency, or good at a particular price on a stipulated future date. The price is established on an organized exchange and the potential gain/loss is realized each day (marking to market). Interest rate futures contracts are a type of financial futures contracts that call for the future delivery of U.S. government securities or index-based futures contracts. The value of interest rate futures contracts changes in response to changes in the value of the underlying security or index, which depends primarily on prevailing interest rates.

Global Depository Receipt (“GDR”) — Receipt for shares in a foreign based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the U.S. and Latin America to offer shares in many markets around the world.

Hedging — The practice of undertaking one investment activity in order to protect against losses in another.

High Yield Bonds (“Junk Bonds”) — A bond that has a credit rating of BB or lower and that pays a higher yield to compensate for the greater credit risk.

Illiquid Securities — A security that cannot be disposed of promptly (i.e., within seven days) and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument.

Indirect Fees and Expenses — Fees and expenses borne indirectly by a mutual fund shareholder through his/her investment in a mutual fund that owns acquired funds.

Inflation-Protected Bonds — Fixed-income instruments whose principal and/or interest is adjusted periodically for inflation. Inflation-protected bonds are also known as inflation-indexed bonds.

Interest — Cost of using money, expressed as a rate per period of time, usually one year, in which case it is called an annual rate of interest.

Interest Rate Risk — Risk that changes in interest rates will adversely affect the value of an investor’s securities portfolio. When interest rates rise, the market value of fixed-income contracts (such as bonds) declines. Similarly, when interest rates decline, the market value of fixed-income contracts increases.

Interest Rate Floors and Caps — The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate.

International Equity Securities — Investments in non-U.S. stocks or equity securities.

Investment Grade Bond — See Credit Quality.

Maturity — The date at which a debt instrument is due and payable.

GuideStone Funds Defensive Market Strategies Fund Prospectus | 31

Money Market Instruments — Such instruments include high quality, short-term debt instruments. Among other quality requirements, a money market instrument must mature in 397 days or less.

Nationally Recognized Statistical Rating Organization (“NRSRO”) — NRSRO means any nationally recognized statistical rating organization, as designated by the SEC that does not directly or indirectly control, and is not controlled by or under common control with, the issuer of, or any insurer, guarantor or provider of credit support for, the security. As of September 25, 2008, the SEC has designated ten rating agencies as NRSROs: (1) Dominion Bond Rating Service Ltd.; (2) Fitch, Inc.; (3) Moody’s Investors Service, Inc.; (4) Standard & Poor’s® Division of the McGraw Hill Companies Inc.; (5) A.M. Best Company, Inc.; (6) Japan Credit Rating Agency, Ltd.; (7) Rating and Investment Information, Inc.; (8) Egan-Jones Rating Company; (9) LACE Financial Corp.; and (10) Realpoint LLC.

Net Asset Value (“NAV”) — The market value of a fund share. For the Fund, this value is net of all expenses. The NAV is calculated after the close of the exchanges and markets each day by taking the closing market value of all securities owned plus all other assets such as cash, subtracting liabilities, then dividing the result (total net assets) by the total number of shares outstanding.

Options — An instrument that provides for an investor to initiate a purchase and/or sell transaction. An owner of a call (put) option has the right to purchase (sell) the underlying security at a specified price, and this right lasts until a specified date. There are several different types of options, which may include interest rate options, yield curve options and options on mortgage-backed securities. Interest rate options are a type of option that provides the owner the right to purchase or sell U.S. government securities or index-based option. Yield curve options and options on stock indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. Options on mortgage-backed securities entitle the holder to purchase or sell mortgage backed securities, which are fixed-income investments that generate interest revenue through pools of home loan mortgages.

Passive Management — A style of investment management that seeks to attain performance equal to the market or a particular index. In pure index funds, no judgments are made about future market movements, although more sophisticated managers usually offer tilted portfolios.

Political Risk — Risk associated with uncertain political environments when investing in foreign securities. Political risks tend to be greater in emerging markets relative to developed markets.

Prepayment Risk — Prepayment is the activity of repaying principal prior to its stated maturity date. Prepayments of certain fixed-income securities, such as mortgage-backed securities, are subject to prepayment risk. Prepayments generally increase when interest rates fall, resulting in a risk that principal is re-invested at lower interest rates.

Price-to-Book (“P/B”) Ratio — The weighted average of the P/B ratios of all the stocks in a fund’s portfolio. Generally, a high P/B ratio indicates the price of the stock exceeds the actual worth of the company’s assets, while a low P/B ratio indicates the stock is relatively cheap.

Price-to-earnings (“P/E”) Ratio — A stock’s market price divided by its current or estimated future earnings per share. A fundamental measure of the attractiveness of a particular security versus all other securities as determined by the investing public. The higher the P/E, the more investors are paying, and therefore the more earnings growth they are expecting. The lower the ratio relative to the average of the stock market, the lower the (market’s) profit growth expectations.

Principal — Face amount of a debt instrument on which interest is either owed or earned.

Real Estate Investment Trust (“REIT”) — A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate loans or interests. REITs are not taxed on net income and gains that are distributed to shareholders, provided they comply with the requirements of the Code.

REITs are generally classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and

32 | GuideStone Funds Defensive Market Strategies Fund Prospectus

derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

Record Date — Date on which a shareholder must officially own shares in order to be entitled to a dividend.

Securities and Exchange Commission (“SEC”) — An organization created by an act of Congress, entitled the “Securities Exchange Act of 1934.” The SEC is an independent bipartisan, quasi-judicial agency of the U.S. government. The laws administered by the SEC relate in general to the field of securities and finance and seek to provide protection for investors and the public in their securities transactions.

Securities Lending — A program of lending eligible securities from the portfolios to approved borrowers in return for a fee.

Select Funds — Funds that directly invest in different types of fixed-income obligations, stocks or other investments to meet their respective investment objectives. Twelve (six equity, five fixed-income and one money market) separate Select Funds are offered through GuideStone Funds. The majority of the Select Funds use a multi-manager approach by combining different investment management firms (Sub-Advisers) within a single Select Fund.

Standard Deviation — A statistical measurement of distribution around an average, which depicts how widely returns varied over a certain period of time. Investors use the standard deviation of historical performance to try to predict the most likely range of returns. When a fund has a high standard deviation, the predicted range of performance is wide, implying greater volatility.

Swap Agreements — An agreement between two or more parties to exchange sets of cash flows over a period in the future. Basic types of swaps are interest rate swaps, credit default swaps and currency swaps. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. A credit default swap is a type of insurance against default by an issuer where the owner of the protection pays an annual premium to the seller of the protection for the right to sell a bond equivalent to the amount of the swap in the event of a default on the bond. Currency swaps involve the exchange of the rights of a fund and another party to make or receive payments in specific currencies.

Swaption — An option to enter into a previously agreed upon swap agreement on a future date pursuant to the terms of the swaption.

Total Return — Return on an investment including both appreciation/(depreciation) and interest or dividends.

Transfer Agent — The agent that processes and records purchases and sales of Fund shares for all classes. BNY Mellon serves as the transfer agent for the Fund.

Turnover — Statistical ratio measuring the amount of transactions within a portfolio over a given time period.

Weighted Average Life Maturity — Weighted average life portfolio maturity is measured without reference to any Rule 2a-7 provision that otherwise would permit the Money Market Fund to shorten the maturity of an adjustable-rate security by reference to its interest rate reset dates.

Weighted Average Market Cap — The weighted average is computed by weighing each company’s market capitalization by the market value of the securities in the fund. Market capitalization is found by multiplying the number of outstanding shares of stock for a company by the current market price of those shares.

Weighted Average Maturity — The weighted average is computed by weighing each securities maturity date by the market value of the security in the Money Market Fund.

Yield Curve — A visual representation of the term structure of interest rates by plotting the yields of all bonds of the same quality within maturities ranging from the shortest to the longest available. It shows the relationship between bond yields

GuideStone Funds Defensive Market Strategies Fund Prospectus | 33

and maturity lengths. A normal or positive yield curve signifies higher interest rates for long-term investment, while a negative or downward curve indicates higher short-term rates.

Yield Spreads — A difference in yield between various issues of securities.

Yield to Maturity — The yield provided by a bond that is held to its maturity date, taking into account both interest payments and capital gains or losses.

34 | GuideStone Funds Defensive Market Strategies Fund Prospectus

Statement of Additional Information (SAI)

September_

	GS2	GS4
DATE TARGET FUNDS		
MyDestination 2005 Fund		GMIZX
MyDestination 2015 Fund		GMTZX
MyDestination 2025 Fund		GMWZX
MyDestination 2035 Fund		GMHZX
MyDestination 2045 Fund		GMFZX
ASSET ALLOCATION FUNDS		
Conservative Allocation Fund		GFIZX
Balanced Allocation Fund		GGIZX
Growth Allocation Fund		GCOZX
Aggressive Allocation Fund		GGBZX
Conservative Allocation Fund I	GFIYX	
Balanced Allocation Fund I	GGIYX	
Growth Allocation Fund I	GCOYX	
Aggressive Allocation Fund I	GGBYX	
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Extended-Duration Bond Fund	GEDYX	GEDZX
Inflation Protected Bond Fund		GIPZX
Global Bond Fund		GGBFX
Equity Index Fund	GEQYX	GEQZX
Real Estate Securities Fund		GREZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Fund	GIEYX	GIEZX
Defensive Market Strategies Fund	GDMYX	GDMZX

The Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the current Prospectus for the GS2 Class and GS4 Class shares of the Defensive Market Strategies Fund dated September_, 2011, as amended from time to time. You can obtain a free copy of the current Prospectus, Annual Report and Semi-Annual Report, when available, on our Web site at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GuideStone® Funds

Well Done…good and faithful servant. MATTHEW 25:21

2	GuideStone Funds

Statement of Additional Information	3

History of the Funds

GuideStone Funds (the “Trust”), formerly, AB Funds Trust, is an open-end management investment company organized as a Delaware statutory trust on March 2, 2000. On September 13, 2005, AB Funds Trust changed its name to GuideStone Funds. The Trust has established twenty-five series (each, a “Fund” and together, the “Funds”), which are described in this SAI. Each Fund is a separate mutual fund with its own investment objective, strategies and risks.

The MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund and MyDestination 2045 Fund are each referred to as a “Date Target Fund” and are together the “Date Target Funds.” The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Income Fund I, Growth Allocation Fund I and Aggressive Allocation Fund I are each referred to as an “Asset Allocation Fund” and are together referred to as the “Asset Allocation Funds.” The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund and Global Bond Fund are each referred to as a “Bond Fund” and are together referred to as the “Bond Funds.” The Defensive Market Strategies Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund and International Equity Fund are each referred to as an “Equity Fund” and are together referred to as the “Equity Funds.”

Each Date Target Fund and each Asset Allocation Fund is a “fund-of-funds,” which means that it generally does not buy securities directly, but rather, allocates its assets among a different mix of mutual funds, primarily, but not limited to, the Select Funds, to meet a specified investment objective. The Select Funds, in turn, invest directly in different types of fixed-income obligations, stocks or other investments to meet their investment objectives.

Currently, there are two classes of shares issued by the Trust, the GS2 Class and GS4 Class (each, a “Class” and together, the “Classes”). The Trust’s Board of Trustees (“Board” or “Board of Trustees”) may issue additional classes of shares or series at any time without prior approval of the shareholders.

Description of Investments and Risks

The following should be read in conjunction with the Fund Summary of each Fund in the Funds’ Prospectus, specifically the sections entitled “Investment Objective,” “Principal Investment Strategies” and “Principal Risks.” Unless otherwise defined in this SAI, the terms used herein have the respective meanings assigned to them in the Prospectus.

You should understand that all investments involve risk and that there can be no guarantee against loss resulting from an investment in the Funds. Unless otherwise indicated, all percentage limitations governing the investments of the Funds apply only at the time of a transaction.

GuideStone Capital Management serves as the investment adviser to the Funds (the “Adviser”) and is an affiliate of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”). The Funds are series of a diversified, open-end, management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser allocates each Date Target Fund’s and each Asset Allocation Fund’s investments among a mix of mutual funds, primarily, but not limited to, the Select Funds. Rather than making the day-to-day investment decisions for the Select Funds, the Adviser acts as a manager of managers and retains various investment management firms (each a “Sub-Adviser” and together, the “Sub-Advisers”) to do so. The Sub-Advisers employ portfolio managers to make the day-to-day investment decisions regarding portfolio holdings of the Select Funds. The Sub-Advisers may not invest in all the instruments or use all the investment techniques permitted by the Funds’ Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Funds’ investment policies and restrictions.

4	GuideStone Funds

The Funds do not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the liquor, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Funds may not be able to take advantage of certain investment opportunities due to these restrictions. This policy may not be changed without shareholder approval.

The Date Target Funds and the Asset Allocation Funds invest primarily in the shares of the Select Funds, and unless indicated otherwise, the description of investments and risks in this SAI applies to the Date Target Funds and the Asset Allocation Funds through their investments in the Select Funds. Each Date Target Fund and each Asset Allocation Fund may from time to time invest and reinvest up to 10% of its assets directly in U.S. Department of the Treasury (“U.S. Treasury”) obligations, exchange-listed equity futures contracts and exchange-listed U.S. Treasury futures contracts to gain exposure to the U.S. equity and fixed-income markets on cash balances. The Date Target Funds and the Asset Allocation Funds may also sell exchange-listed equity futures contracts, U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts short to reduce exposure. The foregoing percentage limitations on long positions shall not apply to any short activity. Any such investment will be made for cash management purposes and will seek to provide market exposure approximating the strategic asset allocation of the applicable Date Target Fund and Asset Allocation Fund.

Shares held by large shareholders, including institutional accounts managed by the Adviser, as well as investments held by other Funds, may from time to time represent a substantial portion of a Fund’s assets, and it is possible that these account holders may seek to redeem a significant portion of their assets in a relatively short period of time. Such large redemptions may require a Fund to liquidate its holdings more rapidly than would otherwise be required in the normal course of business, and may result in losses or expenses that may adversely affect the net asset value of the remaining outstanding shares. Although the Adviser will use its reasonable efforts to reduce any effect of redemptions by large shareholders, there is no assurance that such efforts will be successful. The Adviser and its affiliates do not owe a duty to the Funds with respect to the amount or timing of these redemptions.

Asset-Backed and Mortgage-Backed Securities. To the extent described in the Prospectus, the Bond Funds, Money Market Fund and Small Cap Equity Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other financial assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will decrease yield to maturity.

Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

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Asset-backed securities acquired by the Bond Funds, Money Market Fund and Small Cap Equity Fund may include collateralized mortgage obligations (“CMOs”) issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of such obligations ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various classes may be structured in a variety of ways.

There are a number of important differences among the agencies, instrumentalities and government-sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a government-sponsored enterprise owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.

Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government.

On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent position. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced.

Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage backed securities. While the Federal Reserve’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve or U.S. Treasury will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation or abolishment of the entities.

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Some, but not all, mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported in various forms of insurance or guarantees issued by governmental entities. Commercial mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Bankers’ Acceptances, Certificates of Deposit, Time Deposits and Bank Notes.  The Select Funds may invest in such obligations issued by U.S. or foreign issuers; provided, however, the Money Market Fund will invest in instruments denominated exclusively in U.S. dollars. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank. In addition, from December 31, 2010 through December 31, 2012, all non-interest bearing transaction accounts are fully insured, regardless of the balance of the account and the ownership capacity of the funds.

The Select Funds may invest in the obligations of foreign banks and foreign branches of domestic banks. (The Money Market Fund may invest in such obligations only if they are denominated exclusively in U.S. dollars.) Such obligations include Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar time deposits, which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian time deposits, which are essentially the same as Eurodollar time deposits except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee bankers’ acceptances, which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S.

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banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. U.S. branches of foreign banks may be considered domestic banks if it can be demonstrated they are subject to the same regulation as U.S. banks.

Investments in Eurodollar and Yankeedollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of U.S. banks are supervised or examined by regulatory authorities as are U.S. banks, and such branches may not be subject to reserve requirements.

Bank Loans.  The Bond Funds may invest in bank loans, which include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. There are special risks associated with investments in bank loans and participations, which include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations and (iv) limitations on the ability of a Fund to directly enforce its rights with respect to participations. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans generally will not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates, and a senior loan could lose a substantial part of its value prior to a default. However, as compared to high yield or junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. The Bond Funds’ investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and thus, bank loans are subject to interest rate risk. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds, and there may be less public information available about them. The Bond Funds may participate in the primary syndicate for a loan, or they may also purchase loans from other lenders (sometimes referred to as loan assignments). The Bond Funds may also acquire a participation interest in another lender’s portion of the senior loan. The Bond Funds’ investments in bank loans may include, without limitation, bridge loans and revolving lines of credit.

Bond Funds.  Although the Bond Funds invest mainly in fixed-income securities, they may invest in U.S. common stock, including American Depository Receipts (“ADRs”), and warrants. The Global Bond Fund may invest in U.S. common stock, including ADRs, and warrants on a limited basis (generally no more than 5% of the Fund’s assets). The Bond Funds may also invest in preferred stock.

Collateralized Debt Obligations.  The Bond Funds may invest in collateralized debt obligations (“CDOs”), which are securitized interests in pools of, generally non-mortgage, assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinated to it.

8	GuideStone Funds

Commercial Paper.  The Select Funds may invest in commercial paper which includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. A Select Fund will only invest in commercial paper to the extent consistent with its investment policies, including its policies regarding credit quality and ratings.

Convertible Securities.  The Equity Funds and Bond Funds may invest in convertible securities. The Defensive Market Strategies Fund may invest in convertible securities of non-U.S. issuers. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

The Defensive Market Strategies Fund may establish a “synthetic” convertible instrument by combining fixed-income securities (which may be either convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

More flexibility is possible in the assembly of a synthetic convertible instrument than in the purchase of a convertible security. Although synthetic convertible instruments may be selected where the two components are issued by a single issuer, the character of a synthetic convertible instrument allows the combination of

Statement of Additional Information	9

components representing distinct issuers, when management believes that such a combination would better promote the Fund’s investment objectives. A synthetic convertible instrument also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible instrument but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible instrument faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible instrument. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible instrument includes the fixed-income component as well, the holder of a synthetic convertible instrument also faces the risk that interest rates will rise, causing a decline in the value of the fixed income instrument.

The Defensive Market Strategies Fund may also purchase synthetic convertible instruments manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

Depository Arrangements.  Each Equity Fund may invest in ADRs and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars. They are publicly traded on exchanges or over-the-counter in the United States.

The Funds may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. securities issuer does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility because fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In an unsponsored ADR program, there may also be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information for buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

Investments in ADRs involve certain risks not typically involved in purely domestic investments. These risks are set forth in the section entitled “Foreign Securities” in this SAI.

The International Equity Fund may also invest in European Depository Receipts (“EDRs”), International Depository Receipts (“IDRs”) and Global Depository Receipts (“GDRs”). These are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, EDRs, GDRs and IDRs are designed for use in the foreign securities markets. Investments in EDRs, GDRs and IDRs involve certain risks not typically involved in purely domestic investments, including currency exchange risk. These risks are set forth in the section entitled “Foreign Securities” in this SAI.

Dollar Rolls.  The Funds may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA (to be announced) or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of

10	GuideStone Funds

increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts. For additional information, see the section entitled “Mortgage Dollar Rolls” in this SAI.

Foreign Currency

Foreign Currency — Generally.  The Select Funds (other than the Money Market Fund) may invest in securities denominated in foreign securities. As part of the cash overlay program, the Funds (other than the Money Market Fund) may also utilize foreign currency exchange contracts, currency futures contracts and options thereon and currency options, which are discussed in this section. The performance of investments in securities and obligations denominated in a foreign currency will be impacted by the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Absent other events that could otherwise affect the value of a foreign security or obligation (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security or obligation in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security or obligation.

Although the Equity Funds and the Bond Funds may invest in securities and obligations denominated in foreign currencies as discussed herein, their portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value (“NAV”) to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments, or central banks. They can also be affected by currency controls, or by political developments in the U.S. or abroad. To the extent a Fund’s total assets, adjusted to reflect its net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, through the use of forward currency exchange contracts and other currency instruments as described below, the respective net currency positions of the Funds may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the Equity Funds and Bond Funds will not exceed their total asset value, to the extent a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds are also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

Foreign Currency — Forward Currency Exchange Contracts.  The Date Target Funds, Asset Allocation Funds, Equity Funds and Bond Funds may enter into forward currency exchange contracts in order to hedge to the U.S. dollar and to hedge one foreign currency against changes in exchange rates for a different foreign currency. Each of these Funds may also use forward currency exchange contracts for non-hedging purposes, even if it does not own securities denominated in that currency. Forward currency exchange contracts represent an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. This allows a Fund to establish a rate of exchange for a future point in time.

When one of these Funds owns securities denominated in a foreign currency that the Sub-Adviser anticipates may decline substantially relative to the U.S. dollar or other leading currencies, the Fund may attempt to reduce this currency risk by entering into a forward currency exchange contract to sell, for a fixed amount, an amount of the foreign currency approximating the value of some or all of the Fund’s securities denominated in that foreign currency. When a Fund creates a short position in a foreign currency, it may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. A Fund’s net long and short foreign currency exposure will not exceed its total asset value.

In addition, when entering into a contract for the purchase or sale of a security, one of these Funds may enter into a forward currency exchange contract for the amount of the purchase or sale price. This protects the Fund against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

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Portfolio securities hedged by forward currency exchange contracts are still subject to fluctuations in market value. In addition, it will not generally be possible to match precisely the amount covered by a forward currency exchange contract. Additionally, the value of the securities involved will fluctuate based on market movements after the contract is entered into. Such imperfect correlation may cause a Fund to sustain losses that will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. While forward currency exchange contracts may protect a Fund from losses resulting from movements in exchange rates adverse to the Fund’s position, they may also limit potential gains that result from beneficial changes in the value of such currency. A Fund will also incur costs in connection with forward currency exchange contracts and conversions of foreign currencies and U.S. dollars.

Foreign Currency — Currency Futures Contracts and Options Thereon.  The Date Target Funds, Asset Allocation Funds, Equity Funds and Bond Funds may also engage in futures contracts on foreign currencies and related options transactions, for the same purposes that they are permitted to use forward currency exchange contracts. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. These Funds may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges. These Funds may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to currency futures contracts are usually effected with the currency trader who is a party to the original futures contract. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Buyers and sellers of currency futures and options thereon are subject to the same risks that apply to the use of futures generally. These risks are set forth in the section entitled “Futures and Options” in this SAI.

Foreign Currency — Currency Options.  The Equity Funds and the Bond Funds may also write covered put and covered call options and purchase put and call options on foreign currencies, for the same purposes that they are permitted to use forward currency exchange contracts. These Funds will write or purchase currency options that are traded on U.S. or foreign exchanges or over-the-counter.

A call option written by a Fund obligates it to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by a Fund obligates it to purchase specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves the risk that a Fund may be required to sell the specified currency (subject to a call) at a price that is less than the currency’s market value or to purchase the specified currency (subject to a put) at a price that exceeds the currency’s market value. The use of currency options is subject to the same risks that apply to options generally. These risks are set forth in the section entitled “Futures and Options” in this SAI.

The purchase of a call option would entitle a Fund to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of the currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, a Fund would realize either no gain or a loss on the purchase of the call option. A Fund may forfeit the entire amount of the premium plus related transaction costs if exchange rates move in a manner adverse to the Fund’s position.

One of these Funds may, for example, purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are denominated. The purchase of a put option would entitle a Fund to sell specific currency at a specified price during the option period. This is meant to offset or hedge against a decline in the dollar value of such portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

Foreign Currency — TBAs.  The Bond Funds and Small Cap Equity Fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not

12	GuideStone Funds

exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying portfolio securities, according to the procedures described in the section entitled “Valuation of Shares” in this SAI.

Foreign Currency — Cover Requirements.  When these Funds engage in forward currency exchange contracts, currency futures contracts and options thereon, and currency put and call options, they will comply with guidelines established by the U.S. Securities and Exchange Commission (the “SEC”) with respect to coverage of these strategies. These coverage guidelines are set forth in the section entitled “Futures and Options — Cover Requirements” in this SAI.

Foreign Securities and Obligations.  Each Equity Fund may invest in ADRs and regular shares of foreign companies traded and settled on U.S. and foreign exchanges and over-the-counter markets. The International Equity Fund invests primarily in the securities of foreign issuers. In addition, the Bond Funds, Small Cap Equity Fund and International Equity Fund may invest a portion of their assets in debt obligations issued by foreign issuers, including obligations not traded and settled on U.S. exchanges and over-the-counter markets. The Money Market Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations, designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Investment in foreign securities and obligations involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund that invests in foreign stocks. The holdings of a Fund that invests in fixed-income securities will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.

Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend and interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect an investment in foreign securities or obligations. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements. For a discussion of risks and instruments related to foreign currency, see the section entitled “Foreign Currency” in this SAI.

Investment in foreign securities and obligations may involve higher costs than investment in U.S. securities and obligations. Investors should understand that the expense ratios of the International Equity Fund generally can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions in foreign markets, costs arising from delays in settlements of transactions and the imposition of additional taxes by foreign governments. In addition, dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent those taxes are not offset by credits or deductions allowed to investors under federal income tax law, they may reduce the net return to the shareholders.

The International Equity Fund, Small Cap Equity Fund, Defensive Market Strategies Fund, Money Market Fund and Bond Funds may invest in foreign debt, including the securities of foreign governments and foreign corporations; provided, however, the Money Market Fund will invest in instruments denominated exclusively

Statement of Additional Information	13

in U.S. dollars. Several risks exist concerning such investments, including the risk that foreign issuers may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

To the extent consistent with their investment objectives, these Funds may also invest in obligations of the International Bank for Reconstruction and Development (also known as the World Bank), which are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

In addition, the Equity Funds and the Bond Funds may invest their assets in countries with emerging economies or securities markets. These countries are primarily located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and less reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities. They also could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested, to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered, or to incur losses due to the Fund’s inability to complete a contractual obligation to deliver securities.

Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions.  To the extent consistent with their respective investment objectives, each Select Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

When a Fund purchases securities on a when-issued basis or purchases or sells securities on a forward commitment basis, the Fund may complete the transaction and actually purchase or sell the securities. However, if deemed advisable as a matter of investment strategy, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, it will segregate liquid assets having a value determined daily at least equal to the amount of its purchase commitments until three days prior to the settlement date, or it will otherwise cover its position. In the case of a forward commitment to sell securities, a Fund will segregate with its custodian actual securities or liquid assets that are unencumbered and daily marked-to-market, while the commitment is outstanding. These procedures are designed to ensure that a Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

Futures and Options

Futures and Options — Generally.  The Equity Funds may purchase or sell (1) put and call options on securities, indices and other financial instruments and (2) futures contracts and options thereon. The Equity Funds may enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodities Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, the Equity Funds may invest and reinvest in long or short positions

14	GuideStone Funds

in any of the instruments contemplated in this section. The Bond Funds and Small Cap Equity Fund may purchase or sell (1) put and call options on fixed-income securities and (2) futures contracts and options thereon. In addition, the Bond Funds and Small Cap Equity Fund may invest in long or short positions in any of the instruments contemplated in this section. The Date Target Funds and the Asset Allocation Funds may from time to time invest up to 10% of their assets directly in U.S. Treasury securities, exchange-listed equity futures contracts and exchange-listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed-income markets on cash balances. The Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Date Target Funds, Asset Allocation Funds, Bond Funds and Small Cap Equity Fund may sell short exchange-listed U.S. Treasury future contracts to reduce market exposure.

Futures and Options — Futures Contracts Generally.  A futures contract may generally be described as an agreement between two parties to buy and sell a specified quantity of a particular instrument, such as a security, currency or index, during a specified future period at a specified price. When interest rates are rising or securities prices are falling, a Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when they affect anticipated purchases.

Although futures contracts by their terms generally call for the actual delivery or acquisition of the underlying instrument or the cash value of the instrument, in most cases, the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying or selling, as the case may be, on a commodities exchange an identical futures contract calling for delivery in the same period. Such a transaction, which is executed through a member of an exchange, cancels the obligation to make or take delivery of the instrument or the cash value of the instrument underlying the contractual obligations. Such offsetting transactions may result in a profit or loss, and a Fund may incur brokerage fees when it purchases or sells futures contracts. While each Fund’s futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying instrument whenever it appears economically advantageous for it to do so.

Futures and Options — Options Generally.  Options may relate to particular securities, foreign and domestic securities indices, financial instruments, foreign currencies or the yield differential between two securities. Such options may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price before the expiration of the option, regardless of the market price of the security. A premium is paid to the writer by the purchaser in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell and a writer the obligation to buy the security at the stated exercise price before the expiration date of the option, regardless of the market price of the security.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A Fund’s obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated before the expiration of the option by the Fund’s execution of a closing purchase transaction. This means that a Fund buys on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a closing purchase plus related transaction costs may be greater than the premium received upon the original option, in which event the Fund will experience a loss. There is no assurance that a liquid secondary market will exist for any

Statement of Additional Information	15

particular option. A Fund that has written an option and is unable to effect a closing purchase transaction will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument is delivered upon exercise. The Fund will be subject to the risk of market decline or appreciation in the instrument during such period.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. The amount of this asset or liability will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the liability related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several other risks associated with options. For example, there are significant differences among the securities, currency and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Futures and Options — Financial Futures Contracts.  Financial futures contracts are simply futures contracts that obligate the holder to buy or sell a financial instrument, such as a U.S. Treasury security, an equity security or foreign currency, during a specified future period at a specified price. A sale of a financial futures contract means the acquisition of an obligation to sell the financial instrument called for by the contract at a specified price on a specified date. A purchase of a financial futures contract means the acquisition of an obligation to buy the financial instrument called for by the contract at a specified price on a specified date.

Futures and Options — Bond Index Futures and Options Thereon.  The Bond Funds, Small Cap Equity Fund, Date Target Funds and Asset Allocation Funds may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Funds’ investment strategy in employing futures contracts based on an index of debt securities may be similar to that used by them in other financial futures transactions. The Funds may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

Futures and Options — Interest Rate Futures and Options.  Interest rate futures contracts are a type of financial futures contracts that call for the future delivery of U.S. government securities or index-based futures contracts. The value of these instruments changes in response to changes in the value of the underlying security or index, which depends primarily on prevailing interest rates.

16	GuideStone Funds

A Fund may, for example, enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed-income securities. For example, if a Fund owns bonds and interest rates are expected to increase, it might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contract to the Fund would increase at approximately the same rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have.

Futures and Options — Stock Index Futures Contracts.  A stock index futures contract is a type of financial futures contract that obligates the seller to deliver (and the purchaser to buy) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract’s value. No physical delivery of the underlying stocks in the index is made in the future.

For example, an Equity Fund, Date Target Fund or Asset Allocation Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When a Fund is not fully invested in stocks and it anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of stocks that it intends to buy.

Futures and Options — Options on Indexes and Yield Curve Options.  Options on indexes and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indexes, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these securities have not yet developed.

Futures and Options — Options on Futures Contracts.  The acquisition of put and call options on futures contracts will give a Fund the right, but not the obligation, to sell or to purchase, respectively, the underlying futures contract for a specified price at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

Futures and Options — Options on Stock Index Futures.  The Equity Funds, Date Target Funds and Asset Allocation Funds may buy and sell call and put options on stock index futures. Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

Futures and Options — Cover Requirements.  The Funds will comply with SEC guidelines for covering future commitments that result from certain investment strategies such as futures contracts and options thereon, put and call options and forward currency exchange contracts. SEC guidelines generally require that when entering into such transactions a Fund either (1) set aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) their

Statement of Additional Information	17

obligations thereunder. A Fund cannot sell or close out securities, currencies or other options or futures contracts used for cover while these strategies are outstanding, unless the Fund replaces them with similar assets. As a result, if a Fund sets aside a large percentage of its assets to cover such obligations, it runs the risk that portfolio management will be impeded or that it will not be able to meet redemption requests or other current obligations. If the market or fair value of the assets used for cover declines, a Fund will segregate daily additional liquid assets so that the value of the segregated assets will equal the amount of such commitments by the Fund.

A Fund may cover a forward currency exchange contract to sell a currency by owning the currency or securities denominated in the currency, or holding another forward currency exchange contract or call option permitting the Fund to buy the same currency at a price that is (1) no higher than the Fund’s price to sell the currency or (2) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A Fund may cover a forward currency exchange contract to buy a foreign currency by holding another forward currency exchange contract or put option permitting the Fund to sell the same currency at a price that is (1) as high as or higher than the Fund’s price to buy the currency or (2) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

To the extent a Fund enters into a futures contract, it will deposit in a segregated account with its custodian or the futures commission merchant, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract, as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. If the value of the futures contract declines relative to the Fund’s position, the Fund will be required to pay to the futures commission merchant an amount equal to such change in value. If the Fund has insufficient cash, it may have to sell portfolio securities at a time when it may be disadvantageous to do so in order to meet such daily variations in margins.

When selling a call option, a Fund will segregate with its custodian and mark-to-market daily liquid assets that, when added to the amounts deposited as margin, equal the total market value of the investment underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same investment at a price no higher than the strike price of the call option, by owning the instruments underlying the contract or by holding a separate call option permitting the Fund to purchase the same investment at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option, a Fund will segregate with its custodian and mark-to-market daily liquid assets that equal the purchase price of the investment underlying the put option less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same option or by owning a separate put option permitting it to sell the same investment so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

With respect to yield curve options, a call or put option is covered if a Fund holds another call or put, respectively, on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option it wrote less the value of the option it holds. A Fund may also cover yield curve options in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

Futures and Options — Future Developments.  The Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Funds or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Funds’ investment goals and legally permissible for the Funds.

High Yield, High Risk Securities.  The Extended-Duration Bond Fund may invest up to 20% of its assets in fixed-income securities that are rated below investment grade (“lower rated securities”) or that are unrated but deemed equivalent to those rated below investment grade by the Sub-Adviser. The Low-Duration Bond Fund

18	GuideStone Funds

and Medium-Duration Bond Fund may invest up to 15% of their assets in lower rated securities or securities that are unrated but deemed equivalent by a Sub-Adviser. The Global Bond Fund may invest up to 70% of its assets in fixed-income securities that are rated below investment grade or that are unrated but deemed equivalent to those rated below investment grade by a Sub-Adviser. The Defensive Market Strategies Fund may invest up to 35% of its assets in lower rated securities. The Small Cap Equity Fund may invest up to 2% of its assets in lower rated securities or securities that are unrated but deemed equivalent by the Sub-Adviser. The lower the ratings of such securities, the greater their risks. Lower rated securities generally offer a higher current yield than that available from higher grade issues and typically involve greater risk. The yields on lower rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. While less sensitive to changing interest rates than investment grade securities, lower rated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund’s NAV per share.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities, especially in a market characterized by only a small amount of trading and with relatively few participants. These factors can also limit a Fund’s ability to obtain accurate market quotations for these securities, making it more difficult to determine the Fund’s NAV. In cases where market quotations are not available, lower rated securities are valued using guidelines established by the Board of Trustees.

Perceived credit quality in this market can change suddenly and unexpectedly and may not fully reflect the actual risk posed by a particular lower rated or unrated security. Subsequent to its purchase by a Fund, the rating of an issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by the Low-Duration Bond Fund, Medium Duration-Bond Fund, Extended-Duration Bond Fund and the Inflation Protected Bond Fund. In such a case, the Sub-Adviser will take action that it believes to be advantageous to the Fund, including continuing to hold the downgraded securities. However, the Sub-Adviser will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure the Funds’ holdings of securities that are considered by the Fund to be below investment grade will not exceed 15% of its net assets, as described in the section entitled “Illiquid and Restricted Securities” in this SAI.

Ratings, however, are general and are not absolute standards of quality. There is no guarantee that the ratings provided by ratings agencies will necessarily provide an accurate reflection of the credit quality of the securities they rate. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Illiquid and Restricted Securities.  A Fund will invest no more than 15% (5% with respect to the Money Market Fund) of the value of its net assets in illiquid securities. Generally, an “illiquid security” is any security that cannot be disposed of promptly (i.e., within seven days) and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. It includes, among other things, repurchase agreements maturing in more than seven days. In addition, investments in illiquid securities by the Money Market Fund are subject to the portfolio liquidity requirements of Rule 2a-7 under the 1940 Act.

Subject to this limitation, the Board of Trustees has authorized each Fund to invest in restricted securities where such investment is consistent with the Fund’s investment goals and has authorized such securities to be considered liquid to the extent the Adviser or Sub-Adviser determines that there is a liquid institutional or other market for such securities, such as restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), and for

Statement of Additional Information	19

which a liquid institutional market has developed. The Board of Trustees will review periodically any determination by the Adviser or Sub-Adviser to treat a restricted security as liquid, including the Adviser’s or Sub-Adviser’s assessment of current trading activity and the availability of reliable price information.

Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than the same securities that are not restricted. If a Fund suddenly has to sell restricted securities, time constraints or lack of interested, qualified buyers may prevent the Fund from receiving the value at which the securities are carried on its books at the time of the sale. Alternatively, the Adviser or Sub-Adviser may sell unrestricted securities it might have retained if the Fund had only held unrestricted securities.

Initial Public Offerings.  The Equity Funds may purchase stock in an initial public offering (“IPO”). By definition, an IPO has not traded publicly until the time of its offering. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history, all of which may contribute to price volatility. IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. Investing in IPOs entails other risks, including possible high portfolio turnover and limited liquidity.

Interest Rate Sensitivity.  The price of debt securities typically drops as interest rates rise and increases as interest rates drop. Debt securities with a higher average weight dollar duration will typically be more sensitive to interest rate fluctuations than debt securities with a lower average weight dollar duration.

Interest Rate Swaps, Floors and Caps and Currency Swaps.  The Bond Funds and the Small Cap Equity Fund may enter into interest rate swaps and may purchase interest rate floors or caps. A Fund will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Equity Funds and the Bond Funds may also enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

A Fund will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis, i.e. the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and the Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Funds’ borrowing restrictions.

The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each interest rate or currency swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate NAV at least equal to such accrued excess will be segregated by the Funds.

If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.

20	GuideStone Funds

Interfund Borrowing and Lending.  The SEC granted the Trust an exemptive order to allow each Fund to participate in a credit facility whereby each Fund, under certain conditions, would be permitted to lend money directly to and borrow directly from other Funds for temporary purposes. It is anticipated that the credit facility, if implemented, will provide a borrowing Fund with savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility would provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.

Investment Companies.  Each Select Fund may invest in shares of other investment companies, to the extent permitted by the 1940 Act and by exemptive orders granted by the SEC. This includes shares of other open- end, management investment companies (commonly called mutual funds), closed-end funds and exchange-traded funds (“ETFs”). In reliance on an SEC exemptive rule, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by the Adviser or an affiliate, under specified conditions. Among other things, the conditions preclude the investing Fund from paying a sales charge, as defined in rule 2830(b) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) (“sales charge”), or service fee, as defined in rule 2830(b) of the Conduct Rules of the FINRA, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee.

In addition, pursuant to an exemptive order received from the SEC, a Fund (other than the Money Market Fund) may invest, subject to certain conditions, cash collateral received in connection with securities lending in shares of a registered fund advised by The Northern Trust Company, an affiliate of the Funds, that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities.

ETFs are open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq National Market System. ETF shares such as iShares and SPDRs typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index such as the Standard & Poor’s S&P 500® Total Return Index (“S&P 500® Index”). There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. ETFs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. Individual shares of an ETF are generally not redeemable at their NAV, but trade on an exchange during the day at prices that are normally close to, but not the same as, their NAV. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their NAVs.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions set forth in an exemptive order issued by the SEC to the ETF. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses.

As described in the Prospectus, the Date Target Funds and the Asset Allocation Funds invest primarily in the shares of the Select Funds. The Adviser believes this diversification offers the opportunity to benefit from a variety of investment approaches and strategies employed by experienced investment professionals.

Statement of Additional Information	21

The Funds may also acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, including operating costs and investment advisory and administration fees. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Inflation-Indexed Securities.  Inflation-indexed securities issued by the U.S. Treasury, formerly known as “Treasury Inflation-Protected Securities” or “TIPS,” are debt securities whereby principal and interest payments are adjusted for inflation, with interest paid on the adjusted amount. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (“CPI”). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment.

Inflation-indexed securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year U.S. Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-indexed security will decline and could result in losses for the fund.

Any increase in principal for an inflation-indexed security resulting from inflation adjustments is treated under U.S. Treasury regulations as taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. A Fund holding these securities must distribute both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Loan Participations.  Each Bond Fund and the Small Cap Equity Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower and generally are offered by banks or other financial institutions or lending syndicates. The Bond Funds and the Small Cap Equity Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

Purchases of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation or that the collateral can be liquidated.

The Bond Funds and the Small Cap Equity Fund invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

22	GuideStone Funds

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. At the same time, some loans interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, each Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of its limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Bond Funds and the Small Cap Equity Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Sub-Advisers’ research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Fund.

Money Market Instruments.  To the extent consistent with its investment objective and strategies, each Select Fund may invest a portion of its assets in short-term high-quality instruments, such as those that are eligible for investment by the Money Market Fund. The Date Target Funds and the Asset Allocation Funds may from time to time invest up to 10% of their assets directly in U.S. Treasury obligations, exchange listed equity futures contracts and exchange listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed-income markets on cash balances. In addition, each Select Fund (except the Money Market Fund), Date Target Fund and Asset Allocation Fund may invest its cash reserves in shares of the Money Market Fund. The Funds have also obtained SEC exemptive relief permitting each Fund to invest cash collateral received in connection with securities lending in shares of a money market fund managed by The Northern Trust Company.

Mortgage Dollar Rolls.  The Bond Funds and the Small Cap Equity Fund may enter into mortgage dollar rolls. The Bond Funds may purchase pools of mortgage securities for future settlement, generally 30 to 60 days. Please refer to the section entitled “Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions” in this SAI. In a mortgage “dollar roll,” a Bond Fund sells these mortgages for delivery prior to settlement and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) but not identical securities on a specified future date from the same party. To be considered similar, the securities returned to the Bond Funds, or the Small Cap Equity Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. During the period before the repurchase, the Bond Fund or the Small Cap Equity Fund forgoes principal and interest payments on the securities. The Bond Fund or the Small Cap Equity Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the investments which have been set aside to cover the amount due at settlement. Another possible reason the Bond Funds or the Small Cap Equity Fund may enter into these transactions is to gain the economic benefit from the ownership of mortgage pools while avoiding the administrative cost of accounting for monthly principal and interest payments.

The market value of the mortgage pools may rise prior to the future settlement date which would benefit the Bond Funds or the Small Cap Equity Fund. Conversely, the value of the mortgage pools could fall in which case the Bond Funds or the Small Cap Equity Fund would incur a loss in market value. Cash which would be used to

Statement of Additional Information	23

purchase the mortgages will be invested in instruments that are permissible investments for the applicable Bond Funds or the Small Cap Equity Fund. Each Bond Fund or the Small Cap Equity Fund will hold and maintain, until the settlement date, segregated cash or liquid assets in an amount equal to its forward purchase price.

Mortgages purchased for forward delivery involve certain risks, including a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Bond Fund or the Small Cap Equity Fund. There is no assurance that mortgage dollar rolls will be economically beneficial to the Bond Funds or the Small Cap Equity Fund.

Municipal Instruments.  The Bond Funds, Money Market Fund and Small Cap Equity Fund may invest in obligations issued or guaranteed by municipalities and states. Municipal instruments are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities.

Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of a private activity bond is usually directly related to the credit standing of the private user of the facility involved.

The Bond Funds, Money Market Fund and Small Cap Equity Fund may also invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participations in a lease, an installment purchase contract or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments.

24	GuideStone Funds

An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of its original issuance. If the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

In addition, municipal instruments may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions that are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal instrument held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described in the section entitled “Foreign Securities” in this SAI, letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The Bond Funds and Small Cap Equity Fund may invest in municipal leases, which may be considered liquid under guidelines established by the Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Funds, under the supervision of the Sub-Adviser, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

Currently, it is not the intention of any Bond Fund to invest more than 25% of the value of its total assets in municipal instruments whose issuers are in the same state.

Portfolio Turnover Rate.  The higher the portfolio turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs and other direct transaction costs incurred. The Adviser and Sub-Advisers do take these costs into account, since they affect overall investment performance. However, portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings and cash requirements for redemption of shares. Portfolio turnover rates for the Funds may be higher than those of mutual funds with a single manager. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. During the last two fiscal years, the Low-Duration Bond Fund and Medium-Duration Bond Fund experienced significantly higher portfolio turnover as a result of dollar rolls and increased use of derivative investments in response to changing interest rate environments. During the 2009 fiscal year, the MyDestination 2005 Fund, Conservative Allocation Fund and Conservative Allocation Fund I experienced higher turnover as a result of changes within these Funds’ target allocations among the Select Funds. During the 2010 fiscal year, the Inflation Protected Bond Fund experienced higher turnover as a result of the utilization of interest rate futures to manage the duration and yield curve exposures relative to the Fund’s benchmark index.

Statement of Additional Information	25

Preferred Stocks.  The Equity Funds and Bond Funds may invest in preferred stock. Preferred stockholders have a greater right to receive liquidation payments and usually dividends than do common stockholders. However, preferred stock is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock.

As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element will decline as interest rates and perceived credit risk rises. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Real Estate Investments.  Each Select Fund may invest in real estate investment trusts (“REITs”) and other real estate related securities. The Real Estate Securities Fund intends to invest at least 80% of its net assets in REITs and other real estate related securities. Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. The Real Estate Securities Fund invests primarily in equity REITs. For purposes of the Real Estate Securities Fund’s investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses. Under normal circumstances, the Real Estate Securities Fund will invest substantially all of its assets in the equity securities of real estate companies. These equity securities can consist of common stocks (including REIT and other real estate related securities), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents a significant element of the securities’ value, and preferred stocks. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of a REITs investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

The Small Cap Equity Fund may also purchase interests in REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Repurchase Agreements.  Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Fund’s custodian or subcustodian (if any) or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay and costs in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements.  Each Select Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreement”). The Funds may use the proceeds of a reverse repurchase agreement to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest

26	GuideStone Funds

on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

Securities Lending.  The Select Funds may lend portfolio securities provided the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, obligations issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. The Funds do not have the right to vote on securities while they are on loan. However, it is the Funds’ policy to attempt to terminate loans in time to vote those proxies that a Fund has determined are material to the interests of the Fund. The Adviser believes the risk of loss on these transactions is slight, because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

The Funds have received an exemptive order from the SEC that permits each Fund to compensate The Northern Trust Company or an affiliated company of The Northern Trust Company for services provided as securities lending agent in connection with the Funds’ participation in a securities lending program. The Northern Trust Company serves as custodian for the Funds and Northern Trust Investments, Inc. (“NTI”), a wholly-owned subsidiary of The Northern Trust Company, serves as a Sub-Adviser to the Equity Index Fund and Value Equity Fund. The exemptive order also permits the Funds (except the Money Market Fund) to invest, subject to certain conditions, cash collateral received in connection with securities lending in shares of a registered fund advised by The Northern Trust Company that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities.

Securities Ratings Information.  The Funds may use ratings from rating agencies to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. There is no guarantee that the ratings provided by these agencies will necessarily provide an accurate reflection of the credit quality of the securities that they rate.

Short Sales.  In these transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 5% of the Fund’s assets. The Defensive Market Strategies Fund may establish short positions in stocks of companies with a market value of up to 30% of its assets. The Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Date Target Funds, Asset Allocation Funds, Bond Funds and Small Cap Equity Fund may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure. To complete a short sale transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

While short sales by a Fund create opportunities to increase the Fund’s return, at the same time, they involve specific risk considerations. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have

Statement of Additional Information	27

difficultly purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Until the Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

Small Company Securities.  The Small Cap Equity Fund invests primarily in securities issued by smaller companies. Investing in the securities of smaller companies involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of the Small Cap Equity Fund’s shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500® Index.

The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

Socially Responsible Investing.  The Funds may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the liquor, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. Socially responsible investing, in accordance with the GuideStone Financial Resources stated policy, is an integral part of the investment program of the Trust. The implementation of the Funds’ social investment guidelines is overseen by members of the Adviser’s executive and senior management team.

It is important to understand that in certain cases it may be more difficult to implement the Funds’ social investment guidelines. Socially responsible investing outside the United States is often more challenging due to a vastly larger universe of securities and varying laws and regulations governing disclosure requirements. Generally, there is less information available to the public about the business activities and practices of foreign companies. As a result, it is more difficult to effectively apply social investing guidelines abroad than it is in the United States. In addition, it can be more difficult to implement the Funds’ social investment guidelines with respect to portfolios that are managed using quantitative investment management processes. The Adviser consistently evaluates portfolios for companies that violate the guidelines and places these companies on a restricted list as it becomes aware of them. There is also the possibility that a company held by a Fund may subsequently become involved in products, services or activities, through a corporate acquisition or change of business strategy, that causes the company to become inconsistent with the Trust’s social investment guidelines. Accordingly, there is the risk that, from time to time, securities acquired by a Fund subsequently will be determined to be inconsistent with the Trust’s social investment guidelines. When a Fund becomes aware that it has invested in such a security, the Fund will seek to eliminate the position as soon as reasonably possible, which could result in a loss or gain to the Fund.

Stripped Obligations.  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on

28	GuideStone Funds

U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” The Select Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, the Funds are able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, to the extent consistent with its investment objective and strategies, a Select Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal income tax purposes. The Funds are unaware of any binding legislative, judicial or administrative authority on this issue.

The Select Funds may buy U.S. Treasury inflation-linked securities. When a Fund buys inflation-indexed securities, the U.S. Treasury pays the Fund interest on the inflation-adjusted principal amount. Competitive bidding before the security’s issue determines the fixed interest or coupon rate. At maturity, the U.S. Treasury redeems the Fund’s securities at their inflation-adjusted principal or par amount, whichever is greater. U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Every six months, the U.S. Treasury will pay interest based on a fixed rate of interest at auction. Semiannual interest payments are determined by multiplying the inflation-adjusted principal amount by one-half the stated rate of interest on each interest payment date.

Other types of stripped securities may be purchased by the Bond Funds, Money Market Fund and Small Cap Equity Fund, including stripped mortgage-backed securities (“SMBS”). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest payments (“interest only”) while the other class receives all of the principal repayments (“principal only”). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest is generally higher than prevailing market yields on other mortgage-backed obligations because its cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.

Structured Notes.  The Bond Funds and the Small Cap Equity Fund may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by entities such as industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate

Statement of Additional Information	29

because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in certain factors such as a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). Also, they can be used to hedge the risks associated with other investments a Fund holds.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Sub-Adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the Sub-Adviser’s forecast as to changes in relevant economic financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative instruments.

Supranational Organization Obligations.  The Bond Funds, Money Market Fund and Small Cap Equity Fund may invest in obligations of supranational organizations. Supranational organizations are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development). Obligations of supranational organizations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future.

Swaps — Generally.  The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A Fund’s investment in swaps may involve a small investment relative to the amount of risk assumed. If the Sub-Adviser is incorrect in its forecasts, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The risks of swap agreements depend upon the other party’s creditworthiness and ability to perform, as well as the Fund’s ability to terminate its swap agreement or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and largely unregulated. In accordance with SEC requirements, a Fund will segregate cash or liquid securities in an amount equal to its obligations under swap agreements. When an agreement provides for netting the payments by the two parties, the Funds will segregate only the amount of its net obligation, if any.

Swaps — Equity Swaps.  Each Equity Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to

30	GuideStone Funds

increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

An Equity Fund will usually enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ potential exposure, the Funds and their Sub-Advisers believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

Swaps — Credit Default Swaps.  Each Bond Fund and the Small Cap Equity Fund may use credit default swaps. A credit default swap is a type of insurance against default by an issuer. The owner of protection pays an annual premium to the seller of protection for the right to sell a bond equivalent to the amount of the swap in the event of a default on the bond. It is important to understand that the seller of protection is buying credit exposure and the buyer of protection is selling credit exposure. The Bond Funds or the Small Cap Equity Fund may act as seller or buyer. The premium on a credit default swap is paid over the term of the swap or until a credit event occurs. In the event of a default, the swap expires, the premium payments cease and the seller of protection makes a contingent payment to the buyer.

Swaps — Currency Swaps.  The Equity Funds and the Bond Funds may enter into currency swaps, as described in the section entitled “Interest Rate Swaps, Floors and Caps and Currency Swaps” in this SAI. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

Swaps — Swaptions.  The Funds may enter into a swaption (swap option) to manage exposure to fluctuations in interest rates and to enhance portfolio yield. In a swaption, the buyer, by paying a non-refundable premium for the option, gains the right, but not the obligation, to enter into a previously agreed upon swap agreement on a future date pursuant to the terms of the swaption. In some instances, a swaption may provide the buyer the right, but not the obligation, to shorten, extend, cancel or otherwise modify an existing swap agreement at a designated time on specified terms. In contrast, the writer (seller) of a swaption, in exchange for a premium, becomes obligated (if the option is exercised) to enter into a previously agreed upon swap agreement, or to perform on an existing swap agreement in accordance with the modifications permitted by the swaption, on a future date pursuant to the terms of the swaption.

Depending upon the terms of the agreement, a Fund will generally incur a greater degree or risk when it writes (sells) a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it only risks losing the premium it paid should it decide to let the swaption expire unexercised. However, when a Fund writes (sells) a swaption, upon exercise of the swaption, the Fund will become obligated according to the terms of the underlying previously agreed upon swap agreement, and may be obligated to pay an amount of money that exceeds the sum of the value of the premium that it received for writing (selling) the swaption plus the value that it received pursuant to the terms of the underlying swap. In addition, the Funds bear the market risk arising from

Statement of Additional Information	31

any change in index values or interest rates. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, interest rate and other risks associated with both option contracts and swap contracts. The risks are set forth in the sections entitled “Futures and Options” and “Swaps” in this SAI.

Swaps — Total Return Swaps.  Each Select Fund may enter into total return swaps. This gives a Fund the right to receive the appreciation in value of an underlying asset in return for paying a fee to the counterparty. The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed-upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty.

Temporary Defensive Positions.  For temporary defensive purposes, the Funds may invest without limit in short-term high-quality money market obligations such as those eligible for purchase by the Money Market Fund. The Funds may also, for temporary defensive purposes, invest in shares of the Money Market Fund.

The Equity Index Fund.  The Equity Index Fund seeks total return matching the total return performance of the S&P 500® Index. The S&P 500® Index is a market value-weighted index consisting of 500 common stocks that are traded on the New York Stock Exchange (“NYSE”), American Stock Exchange and the Nasdaq National Market System and selected by Standard & Poor’s® through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor’s® primary objective for the S&P 500® Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500® Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected for inclusion by Standard & Poor’s® because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor’s® makes no representation or warranty, implied or express, to purchasers of Equity Index Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the S&P 500® Index to track general stock market performance.

The Equity Index Fund is subject to the risk of tracking variance. It may exclude the stocks of certain companies included in the S&P 500® Index that are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. Tracking variance may also result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Fund, and the resulting transaction costs may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate organizations are made to conform the Fund’s holdings with its investment objective. Tracking variance may also occur due to factors such as the size of the Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the S&P 500® Index or the manner in which the S&P 500® Index is calculated or because the indexing and investment approaches of the Sub-Advisers do not produce the intended goal of the Fund. Tracking variance is monitored by the Adviser at least quarterly. If the performance of the Equity Index Fund is not comparable to the performance of the S&P 500® Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Fund’s investment objective.

The Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. (“S&P®”). S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® Index to track general stock market performance. S&P®’s only relationship to the Trust is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to the Trust or the Fund. S&P® has no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in

32	GuideStone Funds

the determination or calculation of the equation by which the Fund is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN, AND S&P® SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Money Market Fund.  The Money Market Fund is subject to diversification requirements. It will not invest more than 5% of its total assets in the securities (including securities collateralizing a repurchase agreement) of a single issuer, except that it may invest in U.S. government securities or repurchase agreements that are collateralized by cash or U.S. government securities without any such limitation.

The Money Market Fund’s diversification tests are measured at the time of initial purchases and are calculated as specified in Rule 2a-7 under the 1940 Act, which may allow the Fund to exceed limits specified in the Prospectus and this SAI for certain securities subject to guarantees or demand features. Rule 2a-7 also allows an exception for up to three business days from the diversification test for holding securities of one issuer, provided, among other things, that the securities are limited to first tier quality and constitute no more than 25% of the Money Market Fund’s assets. The Fund will be deemed to satisfy the maturity, diversification liquidity, and quality requirements described in the Prospectus and this SAI to the extent it satisfies Rule 2a-7 requirements.

U.S. Government Obligations.  Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and stripped U.S. Treasury obligations and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations such as GNMA participation certificates are backed by the full faith and credit of the U.S. Treasury. However, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases. For more information, see the section entitled “Asset-Backed and Mortgage-Backed Securities” in this SAI.

Variable and Floating Rate Instruments.  The Bond Funds, Money Market Fund and Small Cap Equity Fund may invest in variable and floating rate instruments to the extent consistent with their investment objectives and policies described in the Prospectus and, in the case of the Money Market Fund, consistent with Rule 2a-7 under the 1940 Act. Generally, the Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, an instrument may, subject to applicable SEC regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Where necessary to ensure that a variable or floating rate instrument is of the minimum required credit quality for a Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Statement of Additional Information	33

Variable and floating rate instruments eligible for purchase by the Funds include variable amount master demand notes (which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate), U.S., Yankee and Eurodollar floating rate notes and (except for the Money Market Fund) leveraged inverse floating rate debt instruments and notes (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage interest in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Sub-Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

Variable and floating rate instruments (including inverse floaters) held by a Fund will be subject to the Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

Warrants and Rights.  The Equity Funds may purchase warrants and rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants and rights do not necessarily correlate with the prices of the underlying shares. The purchase of warrants and rights involves the risk that a Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Yankee Bonds.  To the extent consistent with their respective investment policies, each Bond Fund and the Small Cap Equity Fund may invest in Yankee bonds. These are U.S. dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involves certain risks that are not typically associated with investing in domestic securities. These risks are set forth in the section entitled “Foreign Securities” in this SAI.

Zero Coupon, Pay-In-Kind and Capital Appreciation Securities.  To the extent consistent with its investment policies, each Bond Fund, Money Market Fund and the Small Cap Equity Fund may invest in zero coupon securities, capital appreciation and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation securities are debt securities issued or sold at a discount from their face value (“original issue discount”) and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities may also take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, capital appreciation and PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon securities, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

34	GuideStone Funds

Zero coupon, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, a Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. (For more information, see the section entitled “Taxation — Tax Treatment of Fund Investments” in this SAI) Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy these distribution requirements.

Investment Restrictions

Fundamental Investment Restrictions.  The following investment restrictions are applicable to each Fund and are considered fundamental, which means that they may only be changed by the vote of a majority of a Fund’s outstanding shares, which as used herein and in the Prospectus, means the lesser of: (1) 67% of such Fund’s outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of such Fund’s outstanding shares. The Funds may not:

1.	Invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the liquor, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.

2.	Purchase securities which would cause 25% or more of the value of the Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, except that this restriction does not apply to (1) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities, (2) the Money Market Fund securities issued by domestic banks or (3) the Real Estate Securities Fund, securities in the real estate industry.

3.	Borrow money or issue senior securities as defined in the 1940 Act, provided that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of such borrowings, (b) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes and (c) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or the issuance of shares of senior securities.

4.	All Funds Except the Real Estate Securities Fund: With respect to 75% of a Fund’s total assets, purchase securities of any one issuer if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies. The Money Market Fund is further subject to the diversification requirements of Rule 2a-7 under the 1940 Act.

The Real Estate Securities Fund:  The Fund is non-diversified under the 1940 Act.

5.	Make loans or lend securities, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction: (1) the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan; and (2) the participation of each Fund in a credit facility whereby the Funds may directly lend to and borrow money from each other for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered the making of loans.

Statement of Additional Information	35

6.	Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

7.	Underwrite securities issued by any other person, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

8.	Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivatives.

Non-Fundamental Investment Restrictions.  The Funds have adopted the following non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. Unless otherwise indicated, these non-fundamental restrictions apply to all the Funds.

1.	A Fund shall not invest in companies for purposes of exercising control or management.

2.	A Fund shall not purchase securities on margin, except that a Fund may obtain short-term credits necessary for the clearance of transactions and may make margin deposits in accordance with Commodity Futures Trading Commission regulations in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

3.	A Fund shall not sell securities short, unless the Fund owns or has the absolute and immediate right to acquire securities equivalent in kind and in the amount equal to the securities sold short without additional cash consideration or, if additional cash consideration is required to exercise the right to obtain the securities, liquid assets in the amount of such cash consideration is segregated. Provided, however, that the Funds may maintain short positions in U.S. Treasury securities and in connection with their use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

4.	A Fund shall not purchase any portfolio security while borrowings representing more than 5% of the Fund’s total assets are outstanding (investment in repurchase agreements will not be considered to be loans for purposes of this restriction).

5.	A Fund shall invest no more than 15% (5% with respect to the Money Market Fund) of the value of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

6.	A Fund may invest in shares of investment companies only to the extent permitted by the 1940 Act and the rules thereunder and by exemptive orders granted by the SEC.

7.	Each of the Bond Funds and each of the Equity Funds shall not change its policies regarding the investment of 80% of its assets consistent with its name without 60 days’ prior notice to its shareholders.

8.	The Aggressive Allocation Fund shall not change its policy of investing at least 80% of its assets in equity securities (through its investment in the Equity Funds) without 60 days’ prior notice to its shareholders.

If a percentage restriction on the investment or use of assets set forth in the Prospectus or this SAI is adhered to at the time a transaction is effected, later changes in percentage resulting from changing asset values will not be considered a violation. It is the intention of the Funds, unless otherwise indicated, that with respect to their policies that are a result of application of law, they will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws. None of these restrictions are intended to limit investments by the Date Target Funds and the Asset Allocation Funds in shares of the Select Funds.

36	GuideStone Funds

Management of the Funds

The Board of Trustees.  The operations of each Fund are under the direction of the Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight management of the Trust. The Board meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Only shareholders of the Trust, by a vote of a majority of the outstanding shares, may fill vacancies or otherwise elect a Trustee. The Board is comprised of 10 individuals, two of whom are considered “interested” Trustees as defined by the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources. The remaining Trustees are deemed to be not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).

Board Role in Risk Oversight.  The Board’s role with respect to the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. Examples of prominent risks include investment risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, interacts with and receives reports from senior personnel of service providers, including the Adviser’s Chief Investment Officer (or a senior representative of the Adviser) and portfolio management personnel. The Board receives periodic presentations and reports from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to the Trust and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board interacts with and receives reports from the Trust’s Chief Compliance Officer, and in connection with each scheduled meeting, the Trust’s Independent Trustees meet separately from the Adviser and Trust management, with the Trust’s Chief Compliance Officer and independent legal counsel, on regulatory compliance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Leadership Structure.  The Chairman of the Board of Trustees is an Independent Trustee and holds no management position with the Trust or its Adviser, Sub-Advisers or service providers. The Board has determined that its leadership structure, in which the Chairman of the Board is an Independent Trustee, along with the Board’s majority of Independent Trustees, is appropriate in light of the services provided to the Trust and provides the best protection against conflict of interests with the Trust’s Adviser and service providers.

Information About Each Trustee’s Qualifications, Experience, Attributes or Skills.  GuideStone Financial Resources primarily provides financial products and services to persons and organizations associated with the Southern Baptist Convention. In accordance with the Trust’s organizational documents, all Trustees must be active members of a Baptist church in friendly cooperation with the Southern Baptist Convention as defined in the Southern Baptist Convention Constitution and interested Trustees must also be members of the Board of Trustees of GuideStone Financial Resources. All Trustees serve without compensation except for reimbursement of expenses in attending meetings. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting, banking, brokerage, finance or ministry); public service or academic positions; experience from service as a board member (including the Board of the Trust); senior level positions in Southern Baptist Convention member organizations such as churches or hospitals; or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, as well as other life experiences. In identifying and evaluating nominees for the Board, the Nominating Committee also considers how each

Statement of Additional Information	37

nominee would affect the composition of the Board of Trustees. In seeking out and evaluating nominees, each candidate’s background is considered in light of existing board membership. The ultimate goal is a board consisting of trustees with a diversity of relevant individualized expertise. In addition to providing for Board synergy, this diversity of expertise allows Trustees to provide insight and leadership within the Board’s committee structure.

The Trustees and executive officers of the Trust, their ages, business address and principal occupations and prior directorships during the past five years are set forth in the following table.

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years
DISINTERESTED TRUSTEES
Michael R. Buster (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Executive Pastor, Prestonwood Baptist Church, 1989 - present.	25	Ouachita Baptist University — Board of Trustees Member
Peter L. Chamberlain, Ph.D. (1951) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2008	Senior Financial Analyst, Summit Wealth Management, Inc., 2006 - present; President, B.R. Chamberlain & Sons, Inc., 1990 - 2006 Registered Investment Adviser.	25

First Baptist Church of Orlando — Board of Trustees Member and Strategy Team; Rollins College Board of Overseers/
Corporate Council — Member; The B.R. Chamberlain Foundation for Public Entertainment — President

Carson L. Eddy (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2011	Partner in Charge (Orlando office), Carr, Riggs & Ingram, LLC, 2007 - present – Certified Public Accountants; President, Quantum Consulting Group LLC, 2000 - present; Managing Partner, Cuthill & Eddy LLC, 1993 - 2007 - Certified Public Accountants.	25	N/A
William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2004	Regional loan administrator, SunTrust Bank, 1995 - present.	25	N/A
Grady R. Hazel (1947) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2011	Executive Director, Society of Louisiana CPAs, 1995 - present.	25	Neighbors Federal Credit Union — Board of Directors Member and Chairman of Audit Committee; Stonetrust Commercial Insurance Company — Board of Directors Member and Member of Audit Committee
Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Director, Office of Public Policy, South Carolina Baptist Convention, 1999 - present,	25	N/A
Franklin R. Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Retired - Senior Vice President, Director of International Administration, Prudential Securities, Inc., January 1962 - May 2003.	25	N/A
William T. Patterson (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2009	Managing Partner, Patterson Capital, LLC, October 2007 – present; Director and Chairman of Audit Committee, Therizo Capital Management, February 2007 – February 2008; Senior Vice President, Wachovia Securities LLC, July 2003 – January 2007; Senior Vice President, Prudential Financial Inc., October 2000 – July 2003	25	N/A

38	GuideStone Funds

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEES[2]
Barry D. Hartis (1945) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Certified Public Accountant, 1976 - present; Vice President of Business and Finance, Greensboro College, January 1998 - June 30, 2005.	25	N/A
James W. Hixson (1931) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2010	Retired	25	N/A
OFFICERS WHO ARE NOT TRUSTEES[3]
Ron W. Bass (1966) 2401 Cedar Springs Road Dallas, TX 75201-1407 Chief Compliance Officer and AML Officer	Since 2009	Manager of Broker/Dealer and RIA Compliance, GuideStone Financial Resources of the Southern Baptist Convention, 2008 - present; Marketing Compliance Manager, GuideStone Financial Resources of the Southern Baptist Convention, 2005 - present; Compliance Specialist, GuideStone Financial Resources of the Southern Baptist Convention, 2004 - 2005.	N/A	N/A
Jeffrey P. Billinger (1946) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Treasurer	Since 2000	Executive Officer and Treasurer, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A
Rodric E. Cummins (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Investment Officer	Since 2000	Executive Officer and Chief Investment Officer, GuideStone Financial Resources of the Southern Baptist Convention, 1998 - present.	N/A	N/A
John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A
Rodney R. Miller (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President, Secretary and Chief Legal Officer	Since 2000	General Counsel, Legal and Compliance, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A
Patricia A. Weiland (1959) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President - Fund Operations and Sales	Since 2000	Executive Officer, Financial Solutions and Services, GuideStone Financial Resources of the Southern Baptist Convention, 2006 - present; Director, Mutual Funds, GuideStone Financial Resources of the Southern Baptist Convention, 2000 - 2006.	N/A	N/A
(1)	Each Trustee serves for an indefinite term, until his successor is elected. Officers serve at the pleasure of the Board of Trustees.
(2)	Messrs. Hartis and Hixson are “interested persons” of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources. In addition, Mr. Hixson may also be deemed an “interested person” of the Trust due to his positions on the Boards of Trustees of GuideStone Advisors and GuideStone Financial Services.
(3)	The executive officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

Statement of Additional Information	39

In addition to the information set forth in the trustees and officers table and other relevant qualification, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Independent Trustee:

Joseph A. Mack.  Mr. Mack has been the Chairman of the Board of Trustees of the Trust since June 2005 and a member of the Board of Trustees since March 2002. He currently serves as the Director of Office of Public Policy of the South Carolina Baptist Convention. Prior to his current duties, he served the state of South Carolina as the Deputy Director of the state’s Retirement System, Deputy Director of the Division of Human Management and Deputy Executive Director of the Budget and Control Board. Mr. Mack has also served on several foundations and committees. He received a Bachelor of Science in Business Administration from Florida State University.

Michael R. Buster.  Rev. Buster currently serves as an Executive Pastor at Prestonwood Baptist Church in Plano, Texas and has been a member of the Board of Trustees since 2002. In his capacity as Executive Pastor, Rev. Buster serves as the Chief Operating Officer for this church of over 28,000 members. In addition to multiple high level duties, his responsibilities include overseeing a staff of 600, administering annual operating and capital budgets, long-range planning and real estate acquisitions on behalf of the church. Rev. Buster received a Bachelor Degree in Pastoral Ministries from Ouachita Baptist University and a Masters Degree in Religious Education from Southwestern Theological Seminary.

Peter L. Chamberlain, Ph.D.  Dr. Chamberlain currently serves as the Chief Executive Officer of B.R. Chamberlain & Sons Foundation. The foundation provides financial assistance to worthy individuals, groups, institutions and organizations to better the education, moral, physical and spiritual climate of communities, the nation and the world. In addition to serving the foundation, he also is the President of B.R. Chamberlain & Sons, Inc., a registered investment advisor. Dr. Chamberlain received a Bachelor of Business Administration from Western Michigan University, a Master of Business Administration degree from Crummer Graduate School of Business and a Doctorate of Philosophy in Administration/Management from Walden University.

Carson L. Eddy.  Mr. Eddy is the Partner in Charge of the Orlando, Florida office of Carr, Riggs & Ingram, LLC (“CRI”), Certified Public Accountants. At CRI, he is deemed to be a specialist in not-for-profit and service organizations. Mr. Eddy also serves as President of Quantum Consulting Group LLC, which specializes in litigation support and forensic accounting services. In this capacity, he has been involved in several fraud and forensic related cases involving, but not limited to, misappropriation of assets, check fraud and payroll fraud. Mr. Eddy has over 40 years of experience in both public and private accounting and is a Certified Public Accountant (“CPA”) and a Certified Fraud Examiner. Mr. Eddy holds a Bachelors of Science degree in Economics from Rollins College.

William Craig George.  Mr. George has been employed with SunTrust Bank since 1995 and currently serves an Executive Vice President/Regional Credit Officer with SunTrust Bank. In his role with SunTrust Bank, Mr. George underwrites and approves commercial real estate loans as well as monitors and reduces bank classified assets. He has previously served on the board of Pregnancy Life Care Center Raleigh and on the Allocations Committee of Triangle United Way. Mr. George holds a Bachelor Of Science degree in Business Administration from The University of North Carolina – Chapel Hill.

Grady R. Hazel.  Mr. Hazel serves as Executive Director for the Society of Louisiana CPAs, where he is responsible for planning and management of this non-profit professional organization of 6,500 certified public accountants. He is currently a member of the Board of Directors of Neighbors Federal Credit Union and serves as Chairman of the Audit Committee. In addition, he has served on the board of Stonetrust Commercial Insurance Company, where he was also a member of the Audit Committee. Mr. Hazel is a CPA and holds a Master of Business Administration degree and a Bachelor of Science degree both from Louisiana State University.

40	GuideStone Funds

Franklin R. Morgan.  Mr. Morgan is a former Senior Vice President/Director with Prudential Securities. He served with Prudential Securities and predecessor firms for 41 years, and his final position with the firm was as Senior Vice President, Director of International Administration. Mr. Morgan’s main responsibilities were high level administrative management of 27 branches and support functions in 20 different countries. He was also responsible for business quality-compliance for the firm. Mr. Morgan held numerous securities licenses and was an arbitrator with the NASD (FINRA) as well as a past panel member of the New York Exchange Disciplinary Board.

William T. Patterson.  Mr. Patterson currently serves as a Managing Director of Patterson Capital, LLC. He retired as a Senior Vice President from Wachovia Securities, Inc. in January 2007 and from the Boards of Trustees of GuideStone Financial Resources and the Investment Adviser in June 2007. Mr. Patterson entered into the investment industry in 1969 after serving with merit in the U.S. Army. In addition to his position with Wachovia, he served as a Branch Manager and Managing Director with Morgan Keegan & Company, Inc. Mr. Patterson has served on numerous boards and committees including being a past member and chairman of the NASD’s (FINRA) District Business Conduct Committee, District 5, and a past chairman, Board of Directors, Mississippi Prepaid Affordable College Tuition Program. Mr. Patterson holds a Bachelor of Arts degree in History from The Citadel and is a graduate of the Real Estate Institute.

Barry D. Hartis.  Mr. Hartis currently serves as a Certified Public Accountant (“CPA”) with Haynes Strand and Company, PLCC. Previously, Mr. Hartis was the Vice President, Eastern Region of the North Carolina Baptist Men’s Association. He is a former member of the Board of Directors of the North Carolina Association of CPAs and a member of the American Institute of CPAs. Mr. Hartis has served as the Vice President for Business and Finance with Gardner-Webb University, the Vice President for Administrative Services with College of the Albemarle and the Vice President for Business and Finance with Greensboro College. Mr. Hartis holds a Bachelor of Science degree in Accounting from The University of North Carolina at Charlotte and also holds a Certificate of Completion from the College Business Management Institute, The University of Kentucky.

James W. Hixson.  Mr. Hixson is a former school administrator with Bath Community Schools in Bath, Michigan, where he served for 23 years in various positions, including middle school principal and superintendant. Throughout the years, he has also been active in the Bath community through membership and officer positions of civic and service organizations. He is a past board member of the Central Baptist Association and the Michigan Southern Baptist Foundation. Mr. Hixson holds a Bachelor of Arts degree from Tennessee Temple College, a Bachelor of Divinity degree from Central Baptist Theological Seminary, a Master of Religious Education degree from Temple Baptist Theological Seminary and a Master of Arts degree and an Educational Specialist degree from Michigan State University. Mr. Hixson currently serves on the Boards of Trustees of GuideStone Financial Resources, GuideStone Advisors and GuideStone Financial Services.

The Board’s Committees

Currently, the Board has a Nominating Committee and an Audit Committee. The responsibilities of each committee and its members are described below.

Nominating Committee.  The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. Mack, Buster, Eddy, George, Hazel, Morgan and Patterson and Dr. Chamberlain. The Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board of Trustees or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board of Trustees to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2010, there were three meetings of the Nominating Committee.

Statement of Additional Information	41

Shareholders owning 50% or more of the outstanding voting securities of the Trust may submit nominations for Trustee candidates in writing to the attention of Rodney R. Miller, Vice President and Secretary, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201-1498.

Audit Committee.  The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. Mack, Buster, Eddy, George, Hazel, Morgan and Patterson and Dr. Chamberlain. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements, which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2010, there were three meetings of the Audit Committee.

Security and Other Interests.  The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust’s family of investment companies overseen by him), as of December 31, 2010.

Name of Trustee	Dollar Range of Equity Securities in each Portfolio of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
INTERESTED TRUSTEES
Barry D. Hartis

$10,001-$50,000 in the Conservative Allocation Fund

$50,001-$100,000 in the Balanced Allocation Fund

$10,001-$50,000 in the Growth Allocation Fund

$10,001-$50,000 in the Low-Duration Bond Fund

$10,001-$50,000 in the Medium-Duration Bond Fund

Over $100,000
James W. Hixson	NONE	NONE
DISINTERESTED TRUSTEES
Michael R. Buster

Over $100,000 in the Growth Allocation Fund

$10,001-$50,000 in the Global Bond Fund

$1-$10,000 in the Real Estate Securities Fund

Over $100,000 in the Growth Equity Fund

Over $100,000 in the Small Cap Equity Fund

$1-$10,000 in the International Equity Fund

Over $100,000
Peter L. Chamberlain, Ph.D.	NONE	NONE
Carson L. Eddy	NONE	NONE
William Craig George	NONE	NONE
Grady R. Hazel	NONE	NONE
Joseph A. Mack	$10,001-$50,000 in the Conservative Allocation Fund $10,001-$50,000 in the Low-Duration Bond Fund $10,001-$50,000 in the Medium-Duration Bond Fund $10,001-$50,000 in the Inflation Protected Bond Fund	$50,001-$100,000
Franklin R. Morgan	NONE	NONE
William T. Patterson	NONE	NONE

As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of August     , 2011.

As of December 31, 2010, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust’s Adviser, Sub-Advisers or Underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser, Sub-Advisers or Underwriter.

Mr. Mack is a beneficiary of a health plan sponsored by GuideStone Financial Resources, and a beneficiary of the South Carolina Baptist Convention Annuity Plan. Mr. Hartis is a beneficiary of a tax-deferred retirement plan

42	GuideStone Funds

sponsored by GuideStone Financial Resources and made available to employees of an educational institution. Mr. Buster is a beneficiary of the Church Retirement Plan sponsored by GuideStone Financial Resources.

The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

The Adviser.  The Funds have employed GuideStone Capital Management, a Texas non-profit corporation, as the Adviser. GuideStone Financial Resources is the sole member of, and therefore controls, the Adviser. GuideStone Financial Resources also controls GuideStone Trust Services, a Texas non-profit corporation that serves as custodian of certain individual retirement accounts (“IRAs”) invested in the Funds. Thus, the Trust, the Adviser and GuideStone Trust Services are under the common control of GuideStone Financial Resources. GuideStone Financial Resources was established in 1918 and exists to assist churches and other Southern Baptist entities by making available retirement plan services, life and health coverage, risk management programs and personal and institutional investment programs. GuideStone Financial Resources is a Texas non-profit corporation of which the Southern Baptist Convention, a Georgia non-profit corporation, is the sole member.

The Sub-Advisers.  The Adviser and the Trust have entered into a Sub-Advisory Agreement with The Clifton Group Investment Management Company (“Clifton”) whereby Clifton is responsible for monitoring and investing cash balances of each Fund, except the Money Market Fund. Under the agreement, Clifton may from time to time invest in long and/or short positions in U.S. Treasury securities and derivative instruments such as futures contracts within the Date Target Funds and the Asset Allocation Funds in order to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

In addition, the Adviser and the Trust have entered into Sub-Advisory Agreements with the Sub-Advisers to manage each Select Fund’s investment securities. It is the responsibility of the Sub-Advisers, under the general supervision of the Adviser, to make day-to-day investment decisions for the Select Funds. The Sub-Advisers also place purchase and sell orders for portfolio transactions of the Select Funds in accordance with each Select Fund’s investment objectives and policies. The Adviser allocates the portion of each Select Fund’s assets for which a Sub-Adviser will make investment decisions. The Adviser may make reallocations at any time in its discretion.

Advisory Fees.  Under the Advisory Agreement and Sub-Advisory Agreements, each Fund pays to the Adviser and its Sub-Advisers advisory fees, which are computed daily and paid monthly, based on annual rates of the Fund’s average net assets. For Funds with more than one share class, the fee is allocated daily to each share class based on the proportionate net assets of each share class in relation to the net assets of the Fund as a whole.

Statement of Additional Information	43

For the past three fiscal years ended December 31, advisory fees paid to the Adviser and the aggregate advisory fees paid to the Sub-Advisers were as follows:

	2010		2009		2008
Fund	Paid to Adviser	Paid to Sub- Advisers	Paid to Adviser	Paid to Sub- Advisers	Paid to Adviser	Paid to Sub- Advisers
MyDestination 2005	$63,831	$—	$56,671	$596	$60,377	$1,150
MyDestination 2015	237,416	3,184	172,631	2,024	170,214	2,759
MyDestination 2025	193,847	3,266	124,945	1,848	108,798	2,036
MyDestination 2035	87,158	2,036	53,120	1,066	39,552	867
MyDestination 2045	56,005	1,910	29,987	852	16,063	584
Conservative Allocation	286,669	1,860	262,526	3,070	306,802	5,665
Balanced Allocation	1,136,293	15,105	983,596	18,032	1,170,757	16,513
Growth Allocation	831,531	15,435	718,281	17,128	909,446	13,033
Aggressive Allocation	722,355	19,094	607,494	16,953	804,734	11,232
Conservative Allocation I	68,151	—	57,436	420	62,037	1,167
Balanced Allocation I	334,288	3,755	280,627	4,190	315,156	5,992
Growth Allocation I	214,761	3,871	176,063	3,418	211,387	3,908
Aggressive Allocation I	143,047	3,181	119,426	2,777	156,704	2,754
Money Market	1,091,218	788,102	1,058,634	764,569	1,003,190	724,526
Low-Duration Bond	933,700	1,527,701	817,754	1,365,235	984,202	1,596,513
Medium-Duration Bond	2,124,451	2,082,919	1,867,110	1,835,602	2,309,580	2,194,339
Extended-Duration Bond	1,157,778	999,290	1,047,245	918,839	1,269,976	1,072,434
Inflation Protected Bond(1)	207,455	122,939	81,187	47,956	—	—
Global Bond	453,395	556,181	396,686	489,213	345,530	391,877
Defensive Market Strategies(2)	—	—	—	—	—	—
Equity Index	508,070	83,047	417,049	76,363	530,325	83,198
Real Estate Securities	377,887	797,058	253,444	569,429	295,058	647,402
Value Equity	4,650,086	2,772,333	4,122,652	2,556,700	5,408,811	3,081,165
Growth Equity	5,557,710	4,887,656	4,863,772	4,321,148	6,217,376	5,312,644
Small Cap Equity	1,181,593	2,866,399	946,753	2,381,228	1,233,060	3,103,236
International Equity	6,033,498	6,429,836	5,571,539	5,908,287	6,961,552	6,918,309

(1)	Inception date was June 25, 2009.
(2)	Inception date is September 1, 2011.

The Adviser has agreed, through April 30, 2012, to waive fees and reimburse expenses of the GS2 Class and GS4 Class of each Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, a specified annual percentage rate of each Class’ average daily net assets, which are set forth in the Prospectus. For the fiscal years ended December 31, the Adviser waived fees and reimbursed expenses as follows:

	2010		2009		2008
Fund	Fees Waived	Expenses Reimbursed	Fees Waived	Expenses Reimbursed	Fees Waived	Expenses Reimbursed
MyDestination 2005	$37,982	—	$37,186	—	$63,399	$—
MyDestination 2015	—	—	1,864	—	—	23,186
MyDestination 2025	—	$54,962	—	$16,591	23,442	—
MyDestination 2035	29,344	—	45,655	—	87,225	—
MyDestination 2045	53,661	—	64,242	—	103,673	—
Conservative Allocation	85,986	—	93,258	—	102,058	—

44	GuideStone Funds

	2010		2009		2008
Fund	Fees Waived	Expenses Reimbursed	Fees Waived	Expenses Reimbursed	Fees Waived	Expenses Reimbursed
Balanced Allocation	$44,858	$—	$97,716	$—	$88,095	$—
Growth Allocation	65,662	—	102,990	—	91,440	—
Aggressive Allocation	59,666	—	116,674	—	98,274	—
Conservative Allocation I	33,009	—	41,261	—	43,693	—
Balanced Allocation I	—	—	—	—	—	12,577
Growth Allocation I	—	1,095	—	5,602	—	12,769
Aggressive Allocation I	7,100	—	14,709	—	7,921	—
Money Market	392,103	—	176,881	—	—	5,760
Low-Duration Bond	579,527	—	573,533	—	606,659	—
Medium-Duration Bond	913,726	—	933,714	—	905,658	—
Extended-Duration Bond	128,194	—	131,489	—	100,954	—
Inflation Protected Bond(1)	10,847	—	11,702	—	—	—
Global Bond	31,190	—	24,304	—	30,442	—
Defensive Market Strategies(2)	—	—	—	—	—	—
Equity Index	143,289	—	174,050	—	179,764	—
Real Estate Securities	8,081	—	7,621	—	—	16,763
Value Equity	212,779	—	309,605	—	144,307	—
Growth Equity	1,139,996	—	1,093,273	—	1,118,630	—
Small Cap Equity	229,910	—	292,309	—	360,040	—
International Equity	2,810,432	—	2,823,373	—	2,343,428	—

(1)	Inception date was June 25, 2009.
(2)	Inception date is September 1, 2011.

Each Fund has agreed to reimburse the Adviser for any operating expenses in excess of the expense limitation paid, waived or assumed by the Adviser for that Fund during the limitation period, provided the Adviser would not be entitled to recapture any amount that would cause a Fund’s operating expenses to exceed the expense limitation during the year in which the recapture would be made and provided further that no amount will be recaptured by the Adviser more than three years after the year in which it was incurred or waived by the Adviser.

The Adviser recaptured the following amounts during the fiscal year ended December 31, 2010:

Fund	GS2 Class	GS4 Class
MyDestination 2025	N/A	$54,962
Growth Allocation I	$1,095	N/A
Inflation Protected Bond	N/A	3,859
Equity Index	282	N/A
Growth Equity	1,417	N/A

From time to time, the Adviser may enter into a Sub-Advisory Agreement with a Sub-Adviser that manages multiple Funds in the Trust’s complex. In certain cases where the advisory fee schedule under the Sub-Advisory Agreement includes breakpoints that reduce the fee as assets increase, the net assets of the other Funds advised by the Sub-Adviser may be aggregated for purposes of calculating the fee payable under the Sub-Advisory Agreement.

From time to time, a Sub-Adviser may waive a portion of its fees and/or pay expenses of one or more of the Funds out of the Sub-Adviser’s own assets.

Statement of Additional Information	45

The Select Funds have been granted an order by the SEC that permits the Adviser, subject to approval by the Board of Trustees, to hire Sub-Advisers without shareholder approval and to make material changes to the Sub-Advisory Agreements, provided that shareholders of the applicable Select Fund will be notified of such a change within 90 days. Changes in a Fund’s sub-advisory arrangements may result in increased transaction costs due to restructuring of the Fund’s portfolio, which may negatively affect the Fund’s performance.

The Adviser reviews the Sub-Advisers’ performance, allocates assets of each Select Fund among them and makes recommendations to the Board of Trustees regarding changes to the Sub-Advisers selected. To the extent that the Adviser re-allocates a Select Fund’s assets to an existing Sub-Adviser that charges a higher sub-advisory fee, the Select Fund may be subject to increased sub-advisory fees and, therefore, a higher overall management fee.

The Adviser directs the Sub-Advisers to place security trades through designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses on behalf of the Equity Funds. The amount of operating expenses paid through such brokerage service arrangements for the fiscal year ended December 31, 2010 were as follows:

Fund	Expenses Paid Through Brokerage Service Arrangements
Value Equity	$57,240
Growth Equity	60,973
Small Cap Equity	22,103
International Equity	61,967

46	GuideStone Funds

Control Persons of Sub-Advisers:  The following is a description of parties who control the Sub-Advisers.

Money Market Fund:

BlackRock Advisors, LLC (“BA”), 100 Bellevue Parkway, Wilmington, Delaware 19809:  BA is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with approximately $3.6 trillion in assets under management as of December 31, 2010. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. Total economic ownership of BlackRock is: The PNC Financial Services Group (“PNC”) owns approximately 20.3%; Barclays Bank PLC (“Barclays”) owns approximately 19.6%; Bank of America Corporation owns approximately 7.1%; and institutional investors, employees and the public own approximately 52.9%. The approximate breakdown for voting BlackRock common stock is: PNC owns 25.3%; Barclays owns 2.3%; and institutional investors, employees and the public own 72.4%.

Low-Duration Bond Fund:

BlackRock Financial Management, Inc. (“BFM”), 55 East 52nd Street, New York, New York 10055:  BFM is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with approximately $3.6 trillion in assets under management as of December 31, 2010. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. Total economic ownership of BlackRock is: The PNC Financial Services Group (“PNC”) owns approximately 20.3%; Barclays Bank PLC (“Barclays”) owns approximately 19.6%; Bank of America Corporation owns approximately 7.1%; and institutional investors, employees and the public own approximately 52.9%. The approximate breakdown for voting BlackRock common stock is: PNC owns 25.3%; Barclays owns 2.3%; and institutional investors, employees and the public own 72.4%.

Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92260:  PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

Payden & Rygel, 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071:  Payden & Rygel is a privately held California corporation with 20 individual shareholders, all of whom are active in the firm’s business. Joan Payden, President and Chief Executive Officer, owns more than 50% but less than 75% of the outstanding shares of the firm. Brian Matthews, James Sarni and Scott Weiner each own more than 5% but less than 10% of the outstanding shares, and the remaining 16 shareholders each own less than 5% of the shares.

Medium-Duration Bond Fund:

Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282:  GSAM has been a registered investment adviser since 1990. GSAM provides a wide range of discretionary and investment advisory services, actively managed and quantitatively driven, for the firm’s clients. GSAM is part of the Investment Management Division and an affiliate of Goldman, Sachs & Co.

Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92260:  PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company.

Western Asset Management Company (“WAMCO”), 385 East Colorado Boulevard, Pasadena, California 91101:  WAMCO is owned by Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland.

Statement of Additional Information	47

Western Asset Management Company Limited (“WAMCL”), 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom:  WAMCL is a subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. The firm is an affiliated company of WAMCO.

Extended-Duration Bond Fund:

Loomis, Sayles & Company, L.P., (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111:  Loomis is a limited liability partnership whose general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French Government is an investor in nonvoting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time. The registered address of Natixis is 50, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

STW Fixed Income Management LLC (“STW”), 6185 Carpinteria Avenue, Carpinteria, California 93013:  STW’s controlling person is William H. Williams, Chief Executive Officer and Chief Investment Officer, who owns 100% of the capital stock of the privately held company.

Inflation Protected Bond Fund:

BlackRock Financial Management, Inc. (“BFM”), 55 East 52nd Street, New York, New York 10055:  BFM is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with approximately $3.6 trillion in assets under management as of December 31, 2010. BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. Total economic ownership of BlackRock is: The PNC Financial Services Group (“PNC”) owns approximately 20.3%; Barclays Bank PLC (“Barclays”) owns approximately 19.6%; Bank of America Corporation owns approximately 7.1%; and institutional investors, employees and the public own approximately 52.9%. The approximate breakdown for voting BlackRock common stock is: PNC owns 25.3%; Barclays owns 2.3%; and institutional investors, employees and the public own 72.4%.

Global Bond Fund:

Loomis, Sayles & Company, L.P., (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111:  Loomis is a limited liability partnership whose general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French Government is an investor in nonvoting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time. The registered address of Natixis is 50, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

Western Asset Management Company (“WAMCO”), 385 East Colorado Boulevard, Pasadena, California 91101:  WAMCO is owned by Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland.

48	GuideStone Funds

Western Asset Management Company Limited (“WAMCL”), 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom:  WAMCL is a subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. The firm is an affiliated company of WAMCO.

Defensive Market Strategies Fund:

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111: American Century is wholly-owned, privately held subsidiary of American Century Companies, Inc. (“ACC”). ACC’s business is limited to the investment management conducted by American Century for separate accounts, sub-advised accounts and the American Century family of mutual funds.

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830: At the inception of the firm, AQR was owned by the founding principals: Clifford S. Asness, Ph.D., John M. Liew, Ph.D., David G. Kabiller, CFA and Robert J. Krail. Since 2003, ownership expanded to include Bradley D. Asness, Brian K. Hurst, Jacques A. Friedman, Oktay Kurbanov, Ronen Israel, Lars Nielsen, Gregor Andrade, Ph.D., Stephen Mellas, Michael Mendelson, Lasse Pedersen, John Howard and Jeremy Getson, CFA. Also, in November 2004, Affiliated Managers Group (NYSE: AMG) purchased a modest minority stake in AQR. AQR principals/employees continue to own the majority of AQR (i.e., greater than 75%) and maintain independence of the investment process and management of the firm.

Shenkman Capital Management, Inc. (“Shenkman”), 461 Fifth Avenue, 22nd Floor, New York, New York 10017: Shenkman is a privately held corporation, 100% owned by team members and directors. Mark R. Shenkman, President and Chief Investment Officer, is the majority shareholder.

Turner Investment Partners, Inc. (“Turner”), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312: Turner is 100% employee-owned. Robert E. Turner is the Chairman and controlling shareholder of Turner.

Equity Index Fund:

Northern Trust Investments, Inc. (“NTI”), 50 South LaSalle Street, Chicago, Illinois 60603:  NTI, formerly known and conducting business as Northern Trust Investments, N.A., is a wholly-owned subsidiary of The Northern Trust Company. The Northern Trust Company is an Illinois state chartered bank and is a wholly-owned subsidiary of Northern Trust Corporation, a financial holding company which is regulated by the Board of Governors of the Federal Reserve System under the U.S. Bank Holding Company Act of 1956, as amended.

Real Estate Securities Fund:

RREEF America L.L.C. (“RREEF”), 875 North Michigan Avenue, 41st Floor, Chicago, Illinois 60611:  RREEF is an indirect wholly-owned subsidiary of Deutsche Bank AG (“Deutsche Bank”). RREEF is the brand name of the Real Estate Investments division for the asset management activities of Deutsche Bank.

Value Equity Fund:

Aronson Johnson Ortiz, LP (“AJO”), 230 Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102:  AJO is wholly-owned and operated by 12 active partners. Founder of the firm, Theodore R. Aronson, whose ownership in the firm is greater than 25%, is the only control person.

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201:  BHMS is a subsidiary of Old Mutual Asset Management (US) LLC, which is a subsidiary of Old Mutual plc, a global financial services group based in London.

Statement of Additional Information	49

Northern Trust Investments, Inc. (“NTI”), 50 South LaSalle Street, Chicago, Illinois 60603:  NTI, formerly known and conducting business as Northern Trust Investments, N.A., is a wholly-owned subsidiary of The Northern Trust Company. The Northern Trust Company is an Illinois state chartered bank and is a wholly-owned subsidiary of Northern Trust Corporation, a financial holding company which is regulated by the Board of Governors of the Federal Reserve System under the U.S. Bank Holding Company Act of 1956, as amended.

TCW Investment Management Company (“TCW”), 1251 Avenue of the Americas, Suite 4700, New York, New York 10020: In July 2001, TCW became a subsidiary of Société Générale Asset Management, S.A. (“SGAM”), the asset management division of Société Générale, S.A. (“SG”). SG indirectly owns the majority of the equity interests in TCW.

On July 9, 2009, SG and Crédit Agricole S.A. (“Credit Agricole”) signed a definitive agreement to merge their respective asset management businesses in Europe and Asia. On December 31, 2009, the asset management business of each of SG and Crédit Agricole were contributed to a new entity, Amundi Group (“Amundi”), of which 75% is held by Crédit Agricole and 25% by SG. TCW was not contributed to Amundi, but remains an independent business as a subsidiary of SGAM. SGAM continues to hold 80% of TCW and the remaining 20% is held by Amundi.

In February 2010, TCW acquired Metropolitan West Asset Management LLC (“MetWest”), a fixed income investment advisory firm, in which part of the purchase price is payable in shares of common stock of TCW and pursuant to which a retention plan was implemented that provides for the issuance of shares of TCW common stock to former MetWest employees who joined TCW. Also in 2010, TCW approved a Restricted Stock Unit Plan for TCW employees under which approximately 150 TCW employees will receive restricted stock units that vest as shares of TCW common stock over a five-year period. Combining the stock issuable under the Restricted Stock Unit Plan and the stock issuable in the MetWest purchase transaction and related retention arrangements (which is currently not outstanding), TCW expects to have approximately 175 employee-owners who will own approximately 20% of TCW. The stock issuable under the Restricted Stock Unit Plan and to the former MetWest employees will dilute the ownership of SGAM and Amundi ratably.

Growth Equity Fund:

Columbus Circle Investors (“CCI”), Metro Center, One Stations Place, 8th Floor, Stamford, Connecticut 06902:  CCI is 30% owned by five active CCI employees. In January 2005, Principal Global Investors, LLC (“Principal”), a wholly-owned subsidiary of Principal Financial Group®, acquired a 70% ownership interest in CCI to make the firm’s capabilities available to Principal clients. CCI maintains full investment autonomy with no changes to the firm’s process, philosophy or team. Principal is a diversified asset management organization, and the firm’s investment capabilities encompass an extensive range of equity, fixed-income and real estate investments as well as specialized overlay and advisory services.

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, Colorado 80202:  Marsico is an independent, employee-owned, registered investment adviser. Marsico was organized in September 1997 as a Delaware limited liability company and provides investment management services to mutual funds and private accounts. Marsico is an indirect subsidiary of Marsico Group, LLC, a Delaware limited liability company.

Rainier Investment Management, Inc.® (“Rainier”), 601 Union Street, Suite 2801, Seattle, Washington 98101:  Rainier has been 100% owned and operated by the firm’s employees since 1991.

Sands Capital Management, LLC (“Sands”), 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209:  Sands is a registered investment advisory firm founded in 1992. Sands is an independently owned limited liability company headquartered in Arlington, Virginia.

50	GuideStone Funds

Small Cap Equity Fund:

Aronson Johnson Ortiz, LP (“AJO”), 230 Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102:  AJO is wholly-owned and operated by 12 active partners. Founder of the firm, Theodore R. Aronson, whose ownership in the firm is greater than 25%, is the only control person.

Columbus Circle Investors (“CCI”), Metro Center, One Stations Place, 8th Floor, Stamford, Connecticut 06902:  CCI is 30% owned by five active CCI employees. In January 2005, Principal Global Investors, LLC (“Principal”), a wholly-owned subsidiary of Principal Financial Group®, acquired a 70% ownership interest in CCI to make the firm’s capabilities available to Principal clients. CCI maintains full investment autonomy with no changes to the firm’s process, philosophy or team. Principal is a diversified asset management organization, and the firm’s investment capabilities encompass an extensive range of equity, fixed-income and real estate investments as well as specialized overlay and advisory services.

Lord, Abbett & Co. LLC (“Lord Abbett”), 90 Hudson Street, Jersey City, New Jersey 07302:  Lord Abbett is a registered investment adviser founded in 1929. Lord Abbett is a private, independent investment management company.

TimesSquare Capital Management, LLC (“TSCM”), 1177 Avenue of the Americas, 39th Floor, New York, New York 10036:  TSCM is a registered investment advisory firm organized in November 2004 in strategic partnership with Affiliated Managers Group, Inc. TSCM was formed to succeed the growth equity investment advisory business of the firm’s predecessor, TimesSquare Capital Management, Inc. TSCM is an investment management firm focused on meeting the needs of all clients.

Western Asset Management Company (“WAMCO”), 385 East Colorado Boulevard, Pasadena, California 91101:  WAMCO is owned by Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland.

Western Asset Management Company Limited (“WAMCL”), 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom:  WAMCL is a subsidiary of Legg Mason, Inc., a NYSE-listed, diversified financial services company based in Baltimore, Maryland. The firm is an affiliated company of WAMCO.

International Equity Fund:

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830:  At the inception of the firm, AQR was owned by the founding principals: Clifford S. Asness, Ph.D., John M. Liew, Ph.D., David G. Kabiller, CFA and Robert J. Krail. Since 2003, ownership expanded to include Bradley D. Asness, Brian K. Hurst, Jacques A. Friedman, Oktay Kurbanov, Ronen Israel, Lars Nielsen, Gregor Andrade, Ph.D., Stephen Mellas, Michael Mendelson, Lasse Pedersen, John Howard and Jeremy Getson, CFA. Also, in November 2004, Affiliated Managers Group (NYSE: AMG) purchased a modest minority stake in AQR. AQR principals/employees continue to own the majority of AQR (i.e., greater than 75%) and maintain independence of the investment process and the management of the firm.

Genesis Asset Managers, LLP (“Genesis”), Heritage Hall, La Marchant Street, St. Peter Port, Guernsey, GYI 4HY, Channel Islands:  Genesis, which is a Delaware limited liability partnership, specializes in the investment management of emerging markets. The Genesis Group was formed in 1989 and, as of June 2004, is majority owned by Affiliated Managers Group, Inc., an asset management holding company, with the balance of the interests held by Genesis management.

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, 59th Floor, New York, New York 10112:  Lazard is a Delaware limited liability company and is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd, which is a Bermuda corporation with shares that are

Statement of Additional Information	51

publicly traded on the NYSE under the symbol “LAZ.” These interests are held by public stockholders as well as by current and former managing directors of Lazard Group LLC.

McKinley Capital Management, LLC (“McKinley Capital”), 3301 C Street, Suite 500, Anchorage, Alaska 99503:  McKinley Capital is a limited liability company wholly-owned by a holding company, McKinley Capital Management, Inc., a Delaware corporation (“MCM DE”). As of December 31, 2010, 100% of the voting shares of MCM DE continued to be held or controlled by or for the benefit of Robert B. Gillam. 100% of the non-voting shares are held by or for the benefit of employees of McKinley Capital and family trusts. Approximately, 21% of the issued and outstanding non-voting shares are held by or for the benefit of employees of McKinley Capital other than Robert B. Gillam. As of December 31, 2010, 24 professionals participated in the firm’s Stock Option Plans (each “ISO” and collectively, “ISOs”). On a fully diluted basis, these employees hold options to purchase approximately 13% of the firm’s common stock.

MFS Institutional Advisors, Inc. (“MFSI”), 500 Boylston Street, Boston, Massachusetts 02116:  MFSI is a wholly-owned subsidiary of Massachusetts Financial Services Company (“MFS”). MFS is the oldest U.S. mutual fund organization. MFS and the firm’s predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Mondrian Investment Partners Ltd. (“Mondrian”), 10 Gresham, London, EC2V JD, United Kingdom:  Mondrian is 73% owned by Mondrian’s management and employees, and 27% owned by investment funds affiliated with a private equity firm, Hellman & Friedman LLC.

Philadelphia International Advisors, L.P. (“PIA”), One Liberty Place, 1650 Market Street, Suite 1400, Philadelphia, Pennsylvania 19103:  PIA is a registered investment adviser with the SEC and is a limited partnership with Glenmede Trust Company. The general partner is Philadelphia International Partners, L.P., the principals (16) of which are PIA’s senior investment professionals, senior managers and former employees. The Glenmede Trust Company transferred its international equities business to PIA effective January 2002.

Tradewinds Global Investors, LLC (“Tradewinds”), 2049 Century Park East, 20th Floor, Los Angeles, California 90067: Tradewinds is organized as a member-managed limited liability company, and the firm’s sole managing member is NWQ Holdings, LLC. NWQ Holdings, LLC is wholly-owned by Nuveen Investments, Inc., a public company that provides investment services to institutions and high net worth investors.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), One North Wacker Drive, Chicago, Illinois 60606: UBS Global AM is an indirect wholly-owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

All Funds — Cash Overlay Program:

The Clifton Group Investment Management Company (“Clifton”), 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435: Clifton is a Minneapolis based registered investment adviser. Governance of Clifton is vested with the firm’s Board of Directors. The voting shareholders’ ownership is as follows: Michael E. Dougherty 49.23%; Thomas J. Abood 13.69%; Gerald A. Kraut 11.65%; and Kathleen A. Dougherty 5.43%. The remaining voting ownership is held by the principals of Clifton: Jack Hanson 6.85%; Thomas Lee 6.85%; and Orison Chaffee 6.30%. Mr. Dougherty is the majority owner and Chairman of Dougherty Financial Group LLC (“DFG”), a financial services holding company. Mr. Abood is Executive Vice President, Secretary, General Counsel and a Director of DFG and Chairman of the Board of Clifton. Mr. Kraut is an Executive Vice President of DFG and President of Dougherty & Company LLC. Mr. Hansen is a Director and the Chief Investment Officer of Clifton. Mr. Lee is a Portfolio Manager, and Mr. Chaffee is the Managing Principal of Clifton.

52	GuideStone Funds

Fund Expenses.  Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants and legal counsel; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares. Each Date Target Fund and Asset Allocation Fund also bears its proportionate share of the operating expenses of the Select Funds in which it holds shares. In addition, the Funds may allocate transfer agency and certain other expenses by Class.

Statement of Additional Information	53

Other Accounts Managed.  The following table provides additional information about other accounts managed by portfolio managers and management team members jointly and primarily responsible for day-to-day management of the Funds for the fiscal year ended December 31, 2011, or for other periods, as noted.

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)

American Century Investments, Inc.†
Phil Davidson, CFA
Michael Liss, CFA, CPA
Kevin Toney
AQR Capital Management, LLC
Clifford S. Asness, Ph.D.	11	$3,222	51	$10,536	48	$13,272	N/A	N/A	28	$7,244	5	$1,162
John M. Liew, Ph.D.	6	$2,712	30	$6,484	24	$9,232	N/A	N/A	20	$6,048	3	$1,007
Jacques A. Friedman†
Aronson Johnson Ortiz, LP*	14	$3,875	14	$2,692	50	$7,793	2	$85	3	$239	42	$4,620
Theodore R. Aronson
Gina Marie N. Moore
Martha E. Ortiz
R. Brian Wenzinger
Christopher J. W. Whitehead
Barrow, Hanley, Mewhinney & Strauss, LLC
J. Ray Nixon	1	$ 972	N/A	N/A	28	$2,461	N/A	N/A	N/A	N/A	N/A	N/A

54	GuideStone Funds

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
BlackRock Financial Management, Inc.
Martin Hegarty	9	$6,184	3	$247	32	$13,993	N/A	N/A	N/A	N/A	N/A	N/A
Thomas F. Musmanno, CFA	6	$3,157	8	$1,867	59	$17,042	N/A	N/A	2	$882	N/A	N/A
Stuart Spodek	10	$3,159	11	$3,199	56	$16,201	N/A	N/A	3	$1,650	1	$101
Brian Weinstein	14	$8,040	25	$9,216	206	$83,567	N/A	N/A	N/A	N/A	8	$2,834
Columbus Circle Investors
Anthony Rizza, CFA	7	$3,754	5	$780	136	$6,108	N/A	N/A	N/A	N/A	4	$538
Thomas Bisighini, CFA	7	$3,754	5	$780	136	$6,108	N/A	N/A	N/A	N/A	4	$538
Clifford G. Fox, CFA	3	$568	3	$182	111	$3,476	N/A	N/A	N/A	N/A	4	$312
Katerina Wasserman	3	$568	3	$182	111	$3,476	N/A	N/A	N/A	N/A	4	$312
Genesis Asset Managers, LLP
Karen Yerburgh	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Yiyong Yang	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Andrew Elder	1	$1,200	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Goldman Sachs Asset Management, L.P.*	158	$44,738	127	$51,177	1,862	$214,076	N/A	N/A	25	$7,307	32	$8,190
Jonathan Beinner
Michael Swell
GuideStone Capital Management*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rodric E. Cummins, CFA
Matt L. Peden, CFA
Ronald C. Dugan, Jr., CFA, CPA

Statement of Additional Information	55

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
								performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts			Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)		Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Lazard Asset Management LLC*	1	$81	2	$515	8	$391		N/A	N/A	1	$283	N/A	N/A
Paul Moghtader, CFA
Craig Scholl, CFA
Loomis, Sayles & Company, L.P.
Daniel J. Fuss, CFA, CIC	14	$47,588	3	$1,808	68	$9,282		N/A	N/A	N/A	N/A	4	$538
Kathleen C. Gaffney, CFA	11	$45,299	9	$5,701	56	$4,787		N/A	N/A	N/A	N/A	N/A	N/A
Matthew J. Eagan, CFA	11	$45,104	14	$5,074	55	$4,782		N/A	N/A	N/A	N/A	1	$280
Elaine M. Stokes	12	$45,076	6	$3,894	48	$2,432		N/A	N/A	N/A	N/A	1	$259
Lord, Abbett & Co. LLC
Michael T. Smith	1	$1,316	N/A	N/A	12	$907		N/A	N/A	N/A	N/A	N/A	N/A
Marsico Capital Management, LLC
Thomas F. Marsico	28	$17,112	15	$2,267	118	$12,957	‡	N/A	N/A	N/A	N/A	N/A	N/A
A. Douglas Rao	24	$17,079	9	$1,328	103	$12,430		N/A	N/A	N/A	N/A	N/A	N/A
Coralie Witter, CFA	9	$11,740	6	$522	103	$12,430		N/A	N/A	N/A	N/A	N/A	N/A
McKinley Capital Management, LLC*	6	$577	6	$471	62	$10,305		N/A	N/A	N/A	N/A	2	$403
Robert B. Gillam
Robert A. Gillam
Greg S. Samorajski
Sheldon J. Lien
Brandon S. Rinner
Paul Hanson
Forrest Badgley
Miles A. Wixon
Martino M. Boffa

56	GuideStone Funds

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
MFS Institutional Advisors, Inc.
David A. Antonelli	7	$6,411	6	$767	17	$3,266	N/A	N/A	N/A	N/A	N/A	N/A
Mondrian Investment Partners Ltd.
Clive A. Gillmore	4	$2,696	1	$1,898	8	$711	N/A	N/A	N/A	N/A	N/A	N/A
Russell J. Mackie	2	$95	2	$235	23	$3,089	N/A	N/A	N/A	N/A	N/A	N/A
Northern Trust Investments, Inc.*	22	$13,834	36	$69,867	43	$20,841	N/A	N/A	N/A	N/A	N/A	N/A
Brent D. Reeder
Christopher J. Jaeger
Lucia A. Johnston
Pacific Investment Management Company LLC
Chris Dialynas	14	$20,141	16	$14,519	103	$14,220	N/A	N/A	N/A	N/A	11	$5,840
Payden & Rygel
James P. Sarni, CFA	N/A	N/A	3	$320	66	$11,160	N/A	N/A	N/A	N/A	1	$200
Mary Beth Syal, CFA	2	$2,400	4	$1,440	249	$30,250	N/A	N/A	N/A	N/A	N/A	N/A
Joyce A. Horn	N/A	N/A	2	$1,300	27	$6,400	N/A	N/A	N/A	N/A	N/A	N/A
Philadelphia International Advisors, L.P.*	3	$691	2	$452	79	$4,999	N/A	N/A	N/A	N/A	2	$139
Andrew B. Williams, CFA
Robert Benthem de Grave
Frederick Herman, CFA
Stephen Dolce, CFA

Statement of Additional Information	57

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Rainier Investment Management, Inc.®*	16	$9,331	9	$1,296	162	$7,948	N/A	N/A	N/A	N/A	N/A	N/A
James Margard, CFA
Daniel Brewer, CFA
Mark Broughton, CFA
Mark Dawson, CFA
Peter Musser, CFA
RREEF America L.L.C.
John Vojticek	6	$3,551	12	$4,228	39	$4,485	N/A	N/A	N/A	N/A	4	$340
Jerry Ehlinger	4	$2,932	11	$1,962	39	$4,485	N/A	N/A	N/A	N/A	4	$340
Sands Capital Management, LLC
Frank M. Sands, Jr., CFA	8	$2,525	9	$1,838	614	$11,384	1	$985	N/A	N/A	8	$1,258
Shenkman Capital Management, Inc.†
Ray Condron
STW Fixed Income Management LLC*	1	$264	6	$390	93	$9,561	N/A	N/A	N/A	N/A	N/A	N/A
William H. Williams
Edward H. Jewett
Richard A. Rezek Jr., CFA
Andrew B.J. Chorlton, CFA
Neil G. Sutherland, CFA

58	GuideStone Funds

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
TCW Investment Management Company
Diane Jaffee, CFA	4	$1,151	13	$1,545	59	$2,720	N/A	N/A	2	$739	N/A	N/A
TimesSquare Capital Management, LLC
Grant Babyak	9	$3,829	3	$59	173	$10,376	N/A	N/A	1	$56	12	$903
Kenneth Duca, CFA	2	$1,692	N/A	N/A	38	$1,849	N/A	N/A	N/A	N/A	2	$187
Tradewinds Global Investors, LLC
Emily Alejos, CFA	1	$51	3	$49	2,076	$999	N/A	N/A	N/A	N/A	N/A	N/A
Michael A. Hart, CFA	3	$442	3	$49	2	$34	N/A	N/A	N/A	N/A	N/A	N/A
Turner Investment Partners, Inc.†
Christopher E. Baggini, CFA
Matthew D. Glaser
David J. Honold, Jr., CFA
Christopher K. McHugh
Jason D. Schrotberger, CFA
Vijay Shankaran, M.D., Ph.D.
Donald W. Smith, CFA
Frank L. Sustersic, CFA
UBS Global Asset Management (Americas) Inc.
Vincent Willyard, CFA	5	$1,895	5	$717	18	$2,019	N/A	N/A	N/A	N/A	N/A	N/A

Statement of Additional Information	59

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Advisers Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Western Asset Management Company and Western Asset Management Company Limited
Stephen A. Walsh	101	$169,222	215	$109,285	780	$174,980	N/A	N/A	7	$1,155	81	$19,415
S. Kenneth Leech	101	$169,222	215	$109,285	780	$174,980	N/A	N/A	7	$1,155	81	$19,415
Carl L. Eichstaedt	19	$20,971	1	$3,544	66	$15,910	N/A	N/A	N/A	N/A	6	$1,226
Mark S. Lindbloom	19	$23,938	2	$84,788	50	$15,145	N/A	N/A	N/A	N/A	5	$2,206
Ian R. Edmonds	0	—	7	$3,247	4	$793	N/A	N/A	1	$135	1	$359
Michael C. Buchanan	49	$29,650	8	$3,430	11	$1,762	N/A	N/A	N/A	N/A	N/A	N/A
Keith J. Gardner	42	$26,652	7	$1,111	1	$225	N/A	N/A	N/A	N/A	N/A	N/A

*	The Adviser or Sub-Adviser utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.
‡	One of the “Other Accounts” is a wrap fee platform, which includes approximately 5,967 underlying clients for total assets of approximately $2,348 million. Two of the “Other Accounts” represent model portfolios with total assets of approximately $1,868 million.
†	The information for American Century Investment Management, Inc., AQR Capital Management, LLC, Shenkman Capital Management, Inc. and Turner Investment Partners, Inc. is as of , 2011.

60	GuideStone Funds

Material Conflicts of Interest.  Material conflicts of interest that may arise in connection with the portfolio managers’ management of the Select Funds’ investments and the investments of the other accounts managed include conflicts between the investment strategy of a Select Fund and the investment strategy of other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Select Fund and other accounts managed by the portfolio manager.

By implementing investment strategies of various accounts, a portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations and accounts managed on behalf of individuals) and commingled trust accounts.

Portfolio managers make investment decisions for each portfolio, including the Select Funds, based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Sub-Advisers often aggregate into a single trade order several individual contemporaneous client trade orders in a single security. When trades are aggregated on behalf of more than one account, such transactions should be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, accounts with the same or similar investment objectives should receive an equitable opportunity to participate meaningfully and should not be unfairly disadvantaged.

Portfolio Manager Compensation:

Following is a description of the structure of and method used to determine the compensation received by the Funds’ portfolio managers or management team members from the Funds, the Adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended December 31, 2010.

American Century Investment Management, Inc. (“American Century”).  American Century’s portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders and/or clients whose assets they manage. There are four components to portfolio manager compensation.

Base salary.  Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus.  A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is account investment performance. Account investment performance is generally measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on an account’s inception date or a portfolio manager’s tenure on the account. In 2008, American Century began placing increased emphasis on long-term performance and is phasing in five-year performance comparison periods. Portfolio managers may have responsibility for multiple funds and/or accounts. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

A second factor in the bonus calculation relates to the performance of a number of funds and/or accounts managed according to one of the following investment styles: U.S. growth, U.S. value, international, quantitative and fixed income. Performance is measured for each product individually, as described previously, and then

Statement of Additional Information	61

combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of the portfolio manager’s bonus may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans.  Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans.  Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

AQR Capital Management, LLC (“AQR”).  The compensation for each of the portfolio managers who are a principal of AQR is in the form of distributions based on the revenues generated by AQR, as the case may be. Distributions to each portfolio manager are based on cumulative research, leadership and other contributions to AQR. Revenue distributions are also a function of assets under management and performance of the AQR Funds. There is no direct linkage between performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues.

Aronson Johnson Ortiz, LP (“AJO”).  Each of AJO’s portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions and merit-based cash bonuses that are awarded entirely for contributions to the firm. Each calendar year-end, the managing principal of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager’s overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager and overall contributions of the portfolio manager to the operations of AJO. Although many of the firm’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance or to the value of the assets held in particular funds or even to firm-wide assets. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm.

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”).  In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Portfolio managers and analysts are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. Contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager, and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is, to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at BHMS will increase over time, if and when assets continue to grow through competitive performance. Lastly, many of our key investment personnel have a long-term incentive compensation plan in the form of an equity interest in BHMS.

62	GuideStone Funds

BlackRock Financial Management, Inc. (“BFM”).  BFM’s financial arrangements with the firm’s portfolio managers, the firm’s competitive compensation and the firm’s career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc. (“BlackRock”), such as its Long-Term Retention and Incentive Plan.

Base compensation.  Generally, portfolio managers receive base compensation based on seniority and/or position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation.  Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Low-Duration Bond Fund and the Inflation Protected Bond Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Low-Duration Bond Fund, the Inflation Protected Bond Fund or other accounts managed by the portfolio managers are measured.

BlackRock’s chief investment officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include a combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Bank of America Merrill Lynch 1-3 Year U.S. Corporate & Government Index, Bank of America Merrill Lynch Government Corporate 1-3 Year Index), certain customized indices and certain fund industry peer groups.

BlackRock’s chief investment officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including one-, three-, five- and ten-year periods, as applicable.

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock restricted stock units which vest ratably over a number of years. The BlackRock restricted stock units, if properly vested, will be settled in BlackRock common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve the firm’s performance over future periods.

Incentive Compensation Programs

Long-Term Retention and Incentive Plan (“LTIP”).  From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock restricted stock units that, once vested, settle in BlackRock common stock. Messrs. Spodek and Weinstein have each received awards under the LTIP.

Deferred Compensation Program.  A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his/her deferred amounts among the various investment options. Messrs. Musmanno, Spodek and Weinstein have each participated in the deferred compensation program.

Statement of Additional Information	63

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans.  BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”) and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% to 5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Columbus Circle Investors (“CCI”). CCI seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

Base Salary. Each member of the professional staff is paid a fixed base salary, which varies depending on the experience and responsibilities assigned to that individual. The firm’s goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions and salary surveys.

Bonus. Each member of the professional staff is eligible to receive an annual bonus. Targeted bonus amounts vary among professional staff based on the experience level and responsibilities. Bonus compensation is based upon the pre-tax performance of the investment strategy relative to the applicable benchmark for the proceeding one-year period and the role that person plays in adding to the overall value added to the portfolio(s). The benchmark for measuring performance of the Growth Equity Fund is the Russell 1000® Growth Index, and the benchmark for measuring performance of the Small Cap Equity Fund is the Russell 2000® Growth Index.

A second bonus pool is for long-term compensation and retention. Five percent of the firm’s profits are used to purchase three year restricted stock units from Principal Financial Group®, CCI’s affiliate. The units are awarded based on the employees’ contributions to CCI during the year.

Equity Payments. Professional staff who are partners of CCI also receive quarterly distributions based upon their equity ownership share and firm profitability.

All CCI employees are eligible to participate in a competitive benefits package, including health and retirement benefits. The retirement benefits are in the form of a 401(k) plan.

Genesis Asset Managers, LLP (“Genesis”).  The compensation culture at Genesis is focused upon performance rather than entitlement, and long-term business viability rather than short-term personal gain. All investment professionals are assessed on a three-year rolling basis and rewarded on their contribution and long-term impact on the business. Specifically, the compensation structure for investment partners is comprised of the following elements:

•

A share of net profits — determined by the overall profitability of the firm in a given year, together with recognition of individual contribution. It is important to stress that Genesis’ research and investment process is structured on a collegiate basis and that superior investment contribution to the team is expected; and

•	A share of revenues — quarterly payments based on individual partnership interests.

All investment professionals are assessed on a regular basis for profit participation on a series of criteria covering both investment work undertaken (80% weighting) and links with clients. Portfolio performance is not a key

64	GuideStone Funds

measure for staff remuneration because of the team approach that Genesis takes to researching stocks and constructing portfolios. However, recognition of individual contributions is taken into account, including acknowledgement of successful investment ideas.

The equity interest in the business held by the nine partners, eight of whom are members of the investment team, is 40% with the remainder held by Genesis’ majority partner, Affiliated Managers Group, Inc.

Goldman Sachs Asset Management, L.P. (“GSAM”).  Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary, variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and The Goldman Sachs Group, Inc.; the team’s net revenues for the past year, which in part is derived from advisory fees and, for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-, three- and five-year time horizons. The benchmark for measuring performance of the Medium-Duration Bond Fund is the Barclays Capital U.S. Aggregate Bond Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered, including: (1) general client/shareholder orientation; and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place, including: (1) a 401(k) program that enables employees to direct a percentage of their pre-tax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

GuideStone Capital Management (“Adviser”). Portfolio managers of the Adviser are compensated for their services on behalf of the Adviser with a fixed base salary plus discretionary incentive compensation. With respect to portfolio management functions for the Funds and accounts managed or overseen by the Adviser, general consideration is given in the determination of incentive compensation to overall performance of these Funds and accounts in terms of both long-term and short-term performance results. No specific weight is given to the performance of any particular Fund or account in determining incentive compensation, if any. Factors included in the determination of base salary include the portfolio manager’s seniority, experience and extent of management responsibility. The Adviser and its parent are nonprofit entities, and there are no stock option or profit sharing plans. The absolute amount of base salary, incentive compensation and related benefits received by portfolio managers may also be determined, in whole or in part, as a result of service as officers or employees of affiliates of the Adviser, including GuideStone Financial Resources, which is unrelated to their service as portfolio managers or officers of the Adviser.

Lazard Asset Management LLC (“Lazard”).  Lazard compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. The quantitative compensation factors include: performance relative to applicable benchmark, performance relative to applicable peer group, absolute return and assets under management. Each team is different and compensation according to the different criteria will differ from team to team. To the extent that compensation is based on performance, it is generally pre-tax and may be based on one-, two- and three-year returns. Compensation is also based on qualitative factors which include: leadership, mentoring and teamwork.

Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in

Statement of Additional Information	65

the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (three-, five- or ten-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

Incentives.  Lazard promotes an atmosphere that is conducive to the development of the investment professional’s skills and talents. Portfolio managers and global analysts are encouraged to travel, develop linguistic skills and to attend seminars or classes that build upon their existing core of knowledge. With increased knowledge and skills, the managers can take on higher levels of responsibilities and are recognized and rewarded accordingly. Lazard believes that key professionals are likely to be attracted to and remain with Lazard, because Lazard’s compensation structure amply rewards professionals for good performance.

Long Term Incentives — Equity Ownership.  The Lazard Asset Management LLC Equity Plan, (the “Plan”) whereby certain employees of Lazard retained an equity interest in Lazard, was terminated during the third quarter of 2008. Lazard Ltd. acquired the equity interests held by Lazard employees in exchange for cash and stock in Lazard Ltd. With the termination of the Plan, Lazard is owned by Lazard Frères & Co. LLC.

Loomis, Sayles & Company, L.P. (“Loomis”).  Loomis believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for the firm’s clients. Portfolio manager compensation is made up of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the portfolio manager is responsible relative to other portfolio managers. Loomis also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors: investment performance, profit growth of the firm, profit growth of the portfolio manager’s business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed-income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group’s Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for Loomis’ assigned portion of the Extended-Duration Bond Fund is the Barclays Capital U.S. Government/Credit Index, and the benchmark used for Loomis’ assigned portion of the Global Bond Fund is the Barclays Capital U.S. Aggregate Bond Index. The customized

66	GuideStone Funds

peer group is created by the firm and is made up of institutional managers in the particular investment style. A portfolio manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a portfolio manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. Loomis uses both an external benchmark and a customized peer group as measuring sticks for fixed-income manager performance.

Loomis has developed and implemented two long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of the award and is only payable if the portfolio manager remains at Loomis. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and, over time, the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom. Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above.

Portfolio managers also participate in the Loomis profit sharing plan, in which Loomis makes a contribution to the retirement plan for each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis defined benefit pension plan, which applies to all Loomis employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Mr. Eagan also serves as portfolio manager to certain private investment funds managed by Loomis and may receive additional compensation based on his investment activities for each of those funds.

Lord, Abbett & Co. LLC (“Lord Abbett”).   When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by Lord Abbett’s portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds (i.e., registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager) with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the fund’s performance against one or more benchmarks from among the fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts and other indices within one or more peer groups maintained by rating agencies, as well as the fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment

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team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Marsico Capital Management, LLC (“Marsico”).  The compensation package for portfolio managers of Marsico is structured as a combination of base salary (reevaluated at least annually) and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico’s profitability. Bonuses are typically based on two primary factors: (1) Marsico’s overall profitability for the period; and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico employees. Marsico’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. Equity interests are subject to the financial risks of Marsico’s business generally.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interests and portfolio risks, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having, similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts and other considerations.

McKinley Capital Management, LLC (“McKinley Capital”).  Compensation to McKinley Capital’s investment professionals is comprised of a base salary, cash bonus, incentive stock options and/or deferred compensation. The base salary is determined by the individual’s years of experience and market rates. The cash bonus, incentive stock option and deferred compensation awards are based solely on the discretion of McKinley Capital’s Executive Committee. There is no performance compensation for any portfolio manager with respect to the International Equity Fund.

McKinley Capital also offers healthcare benefits, a 401(k) plan that includes firm matching of employee contributions and career enhancement opportunities, including financial assistance for those seeking to further their education and/or professional credentials (e.g., university coursework, CFA exam, seminars, etc.).

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McKinley Capital is committed to offering a compensation package that will continue to attract, retain and motivate talented professionals. Lifestyle and quality of life also play in a role in retaining and attracting professionals.

MFS Institutional Advisors, Inc.  Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than incentive compensation.

•	Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

Portfolio managers also typically benefit from the opportunity to participate in the Massachusetts Financial Services Company (“MFS”) Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers also participate in benefits plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Mr. Antonelli is Vice Chairman of MFS. His compensation reflects this broader role within MFS. The Chief Executive Officer of MFS determines and recommends the amount of his compensation to the Sun Life Management Resources Committee of the Board of Directors of Sun Life Financial, Inc. (the ultimate parent company of MFS). His performance bonus is based on a combination of quantitative and qualitative factors. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Executive Officer which takes into account his broad leadership responsibilities. In addition, he participates in a mandatory deferred compensation program whereby a portion of his performance bonus is deferred and awarded in the form of restricted stock units.

Mondrian Investment Partners Ltd. (“Mondrian”).  Mondrian has the following programs in place to retain key investment staff:

•	Competitive Salary — All investment professionals are remunerated with a competitive base salary.

•

Profit Sharing Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

•	Equity Ownership — Mondrian is majority management owned. All senior staff (investment professionals and other support functions) are shareholders in the business.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee.  In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the firm’s Compensation Committee, who will make recommendations based on a number of factors, including investment research, organization management, team work, client servicing and marketing.

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Defined Contribution Pension Plan.  All portfolio managers are members of Mondrian’s Defined Contribution Pension Plan (the “Plan”) where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable.

Northern Trust Investments, Inc. (“NTI”).  The compensation for the portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The portfolio managers incentive award is not based on investment performance of the funds or the amount of assets held in the funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Pacific Investment Management Company LLC (“PIMCO”).  PIMCO has adopted a “Total Compensation Plan” for the firm’s professional level employees, including portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus and may include a retention bonus. Portfolio managers who are managing directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.  Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

Three-, two- and one-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/chief investment officer approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

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A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long-Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI LP”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI LP’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain managing directors, executive vice presidents and senior vice presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity, and the M Units may remain outstanding perpetually.

Profit Sharing Plan.  Instead of a bonus, portfolio managers who are managing directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are managing directors receive an amount determined by the Partner Compensation Committee based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.  In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are managing directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a managing director’s employment with PIMCO.

Payden & Rygel.  In addition to highly competitive base salaries, each employee receives annual cash bonuses based on merit and corporate profitability. Bonuses are extended to all members of the firm. Key personnel may receive equity ownership in the company. Incentive compensation is based partially on individual performance and partially on the firm’s performance. The percentage of compensation, which is base salary plus bonus, or equity incentives, varies between individual investment professionals.

Philadelphia International Advisors, L.P. (“PIA”).  Portfolio managers/analysts have a compensation package that includes base salary (fixed), revenue sharing (fixed percentage and pre-tax), performance bonuses (variable and pre-tax) and partnership distributions (based on profitability). The performance bonus is determined by Andrew Williams, Chief Investment Officer. In short, this bonus is based on how well the analyst’s recommended stock ideas perform relative to appropriate indices, as well as their general contribution to the overall management process. The benchmarks are designed to gauge the analyst’s stock selection capabilities within their respective sectors versus those of the product’s performance benchmark (MSCI EAFE) and PIA’s proprietary stock selection model. Performance based compensation is distributed at year-end based on the pre-tax performance of the previous 12 and 36 month periods. The probability of a manager/analyst taking undue risk in their recommendations is remote as the investment decision-making process is a team approach with Mr. Williams having final decision authority. All portions of the analyst’s comprehensive compensation plan are received from PIA, and not from individual clients.

Rainier Investment Management, Inc.® (“Rainier”).  All portfolio managers, except one fixed-income portfolio manager, are direct owners or principals who share in the bottom line profits of the firm. All portfolio managers receive a fixed salary. Shareholders receive a dividend based on the number of Rainier shares owned. By having

Statement of Additional Information	71

a majority of the portfolio managers’ compensation tied to firm success, Rainier’s team approach to portfolio management is reinforced. All of Rainier’s client’s portfolios are managed by teams of sector specialists. Therefore, the group is incented to work together and support each other because the success of the portfolio is dependent on each of them succeeding. Rainier believes this is what a compensation system should do. Since individual incentives tied to performance, asset growth, etc. can detract from a team environment, Rainier considers client satisfaction and bottom-line profits to be the best measure of overall firm success.

RREEF America L.L.C.  RREEF uses compensation tools and programs created to attract and retain high caliber staff, to motivate employees, to achieve desired standards of performance while avoiding excessive risk taking and to reinforce the principles of fairness, integrity and teamwork. Compensation is comprised of a fixed base salary based on certain criteria, including, but not limited to, division, title and location, and a variable incentive component.

RREEF has an incentive-based bonus program for its key employees, the overall size of which is based on a percentage of unit performance. Although the incentive pool is distributed amongst employees on a discretionary basis, a substantial portion of the total compensation is tied to individual performance. The percent of incentive for senior investment professionals ranges from 50% to over 100% (there is no cap) of base salary depending on the profitability of RREEF and an individual’s performance. Criteria considered are geared towards identifying an individual’s contribution to the success of the team and the pre-tax performance of clients’ accounts relative to the applicable benchmark for the calendar year preceding the bonus distribution date. The benchmark for measuring performance of the Real Estate Securities Fund is the Dow Jones U.S. Select Real Estate Securities IndexSM. The investment team is comprised of both analysis and portfolio management functions, and although the depth of our team allows specialization along these lines, RREEF can also accommodate personnel who blend both functions. The performance criteria for persons performing analyst functions include: (i) accuracy of stock buy/sell calls; (ii) soundness of research and analytical support for investment rationale; and (iii) conviction and ability to articulate investment rationale. The performance criteria for portfolio managers include: (i) performance of regional portfolios relative to peers and benchmarks; (ii) soundness of rationale for portfolio exposures; and (iii) adherence to client investment objectives and constraints.

There is a deferred component of the incentive compensation which is equal to approximately 10% to 40% of total compensation, with larger percentages allocated to larger incentive awards, that takes the form of Deutsche Bank AG (“Deutsche Bank”) corporate stock that vests over time, currently four years. Deutsche Bank stock broadly aligns the team with broader bank goals, and the deferral creates effective “handcuffs” to discourage departures, especially to competitors.

RREEF’s ability to retain key personnel reflects the firm’s workplace culture. RREEF provides a work environment where highly achieving individuals are provided the resources necessary to be successful. Being part of a larger global financial institution has created many new career paths for employees. RREEF encourages employees to develop and enhance job-related skills and knowledge by offering expense reimbursements for those seeking to further their education and/or professional expenses (e.g., job-related classes, career-related degree programs, CFA and/or CFP exam expenses, continuing education classes, etc.).

Sands Capital Management, LLC (“Sands”).  Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees overall contribution and a standard profit sharing plan and 401(k) plan. The investment professionals also participate in an investment results bonus. The investment results bonus is calculated from the pre-tax performance variance of the Sands Capital composite returns and their respective benchmarks over one-, three- and five-year periods, weighted towards the three- and five-year results.

Shenkman Capital Management, Inc. (“Shenkman”).  Shenkman offers a highly competitive total compensation package. All team members receive a complete benefits package, fixed base salary and an annual bonus predicated on individual and firm performance. The percentage of compensation from salary and bonus varies by a team member’s merit. Typically, a bonus is a larger percentage of annual compensation for team members that have made contributions to the firm and achieved a long tenure with the firm.

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Portfolio managers represent the majority of the firm’s senior management. Their compensation is not formally tied to a specific list of criteria. Portfolio managers are compensated based on their ability to implement the firm’s investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm as well as Shenkman’s growth and profitability. All of the senior portfolio managers are owners of the firm.

STW Fixed Income Management LLC (“STW”).  STW’s goal is to hire and retain superior individuals through an attractive compensation package and a stimulating work environment. Employees receive a base salary, benefits and a discretionary year-end bonus tied to personal performance. Employee benefits include participation in STW’s group medical, dental and vision insurance plans as well as life, long-term disability and accidental death and dismemberment insurance. Dependent health insurance coverage is paid by STW for all titled employees. Employees also become eligible to participate in STW’s 401(k) Profit Sharing Plan after one year of employment. In addition to the compensation described previously, portfolio managers’ employment agreements may include retention payments tied to their continued employment. Portfolio managers who have relocated as a condition of employment are reimbursed for relocation expenses. Discretionary year-end bonuses are based on an employee’s personal performance and dedication to the firm. STW’s investment professionals work as a team at the trading desk and are evaluated on their contribution to the execution of the investment process, their ability to interpret and communicate investment results and their contribution to the overall success of the firm.

Principals may also participate in an additional bonus compensation program, which is STW’s method of allotting a portion of the firm’s net profits. Employees are only eligible to participate at the discretion of the board of directors. Potential participants in this plan must exhibit a high level of competence in their primary job area, a strong commitment to clients, demonstration of personal growth and success and full ownership in the quality of their job performance and in the quality of the results of the firm.

No employee is paid any kind of investment-performance-based incentive compensation.

TCW Investment Management Company (“TCW”).  The overall objective of the compensation program for portfolio managers is for the TCW to attract what the firm considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients, TCW and TCW’s affiliates within The TCW Group (collectively, “TCWG”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in TCW’s immediate parent, The TCW Group, Inc. and/or the ultimate parent, Société Générale, S.A. (“SG”) (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary.  Salary is agreed to with the portfolio managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing.  Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses. In other cases, revenues are allocated to a pool, and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Value Equity Fund (“Fund”) is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCWG, with limited exceptions involving grandfathered accounts (accounts that become clients of TCWG before or after a specified date or former clients of a manager that joined TCWG from another firm), firm capital of TCWG or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products

Statement of Additional Information	73

besides the strategy offered in the Fund, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCWG, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund.

Certain accounts of TCWG (but not the Fund) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include performance fees. For investment strategies investing in marketable securities such as those employed in the Fund, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies, performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. Alternative investment strategies include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Fund or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums.  In general, portfolio managers do not receive discretionary bonuses. However, in some cases, bonuses may be paid on a discretionary bonus out of a departmental profit sharing pool, as determined by the supervisor(s) in the department. In other cases, where portfolio managers do not receive profit sharing or where the firm has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCWG. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives.  Many portfolio managers participate in equity incentives based on overall firm performance of TCW and TCW’s affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCWG and/or SG. The TCWG 2005 TCW Stock Option Plan provides eligible portfolio managers the opportunity to participate in an effective economic interest in TCWG, the value of which is tied to TCWG’s annual financial performance as a whole. Participation is generally determined in the discretion of TCWG, taking into account factors relevant to the portfolio manager’s contribution to the success of TCWG. Portfolio managers participating in the TCWG 2005 TCW Stock Option Plan also generally participate in SG’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. The TCWG 2005 Stock Option Plan has been closed for new issuances and TCWG is in the process of establishing a new equity-based plan in which portfolio managers will have an opportunity to participate. In connection with TCWG’s acquisition of Metropolitan West Asset Management LLC (the “MW Acquisition”) in 2010, a Retention Award Plan was established pursuant to which certain portfolio managers in the fixed income area will be entitled to awards in the form of cash and/or TCWG stock, either on a contractually-determined basis or on a discretionary basis. Also, in connection with the MW Acquisition, certain portfolio managers will receive TCWG stock as part of a contingent deferred purchase price. Some portfolio managers are direct stockholders of SG, as well.

74	GuideStone Funds

Other Plans and Compensation Vehicles.  Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCWG, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCWG-managed products selected by the participant. Portfolio managers may also elect to participate in TCWG’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

The Clifton Group Investment Management Company (“Clifton”).  Clifton’s compensation structure for senior portfolio managers consists of a fixed base salary and an incentive bonus that is determined annually based on a percentage of the firm’s operating profit. In addition, senior portfolio managers who are also principals of the firm receive quarterly equity-based distributions based on their percent ownership of the firm. Other investment professionals receive a fixed base salary and an annual discretionary bonus that is determined based on the individual’s performance and the financial performance of the firm. Individual investment professional performance is assessed by the chief investment officer based on the quality of service and advice provided to clients and the level of value added to the investment team and Clifton. None of the investment professionals’ compensation is directly tied to account performance or the value of assets held in accounts or growth in the value of accounts. Some portfolio managers who are not currently equity owners of the firm may receive an incentive grant that has some of the characteristics of actual equity ownership but is not actual equity in the firm (i.e., phantom equity).

TimesSquare Capital Management, LLC (“TSCM”).  TSCM’s compensation program rewards top performing portfolio managers and investment analysts, promotes retention of key personnel and provides senior leaders with an equity-based stake in the firm. The program is tied exclusively to client’s investment performance and financial results of the firm and TSCM’s investment business. Moreover, the program is based on a series of clear metrics with investment performance, relative to the appropriate comparative universe and benchmark, carrying the greatest weighting for portfolio managers. Investment professionals’ compensation is comprised of the following three components: base salaries, an annual bonus plan and significant equity in the firm.

Base Salaries.  Base salaries for investment professionals are targeted at the upper end of relevant peer groups of other institutional investment managers. TSCM adjusts base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers. For key investment decision-makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.

Annual Bonus Plan.  Bonuses for portfolio managers and investment analysts are determined primarily by investment performance using both manager-relative and benchmark-relative measures over multiple time horizons. Performance is calculated by comparing pre-tax total returns.

Equity Ownership.  Senior investment professionals receive significant equity ownership in the firm, subject to a five-year vesting period. Once vested, certain components with vested value are not immediately accessible to further encourage retention. Through this stake in TSCM’s business, portfolio managers should benefit from client retention and business growth. Currently, a significant majority of TSCM’s investment professionals retain ownership.

Tradewinds Global Investors, LLC (“Tradewinds”). Tradewinds’ portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a compensation program as determined by the firm’s executive committee. The total compensation program consists of both a fixed base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager’s performance is formally evaluated annually based on a variety of factors. Bonus compensation is primarily a function of the firm’s overall annual profitability and the individual portfolio manager’s contribution as measured by the overall pre-tax investment performance of client portfolios in the strategy the portfolio manager manages relative to the strategy’s general benchmark for one-, three- and five-year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

Statement of Additional Information	75

The total compensation package includes the availability of an equity-like incentive (whose value is determined by various factors, including the increase in profitability of Tradewinds over time). Additionally, certain portfolio managers have been provided compensation in conjunction with signing long-term employment agreements. In addition, in July 2009, Nuveen Investments, Inc. created and funded a trust, as part of a newly established incentive program, which purchased shares of certain Nuveen Mutual Funds or a private fund managed by Tradewinds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Turner Investment Partners, Inc. (“Turner”).  Turner’s investment professionals receive a fixed base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one-year pre-tax performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm’s profits. Most of the members of the investment team and all portfolio managers are equity owners of Turner.

The objective performance criteria noted previously accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills and professional development. Portfolio managers/analysts are reviewed on an annual basis. The chief investment officer (“CIO”) is responsible for setting base salaries, bonus targets and making all subjective judgments related to an investment professionals’ compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).  UBS Global AM’s compensation and benefits programs are designed to provide investment professionals with incentives to excel and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of UBS Global AM’s clients.

The total compensation received by the portfolio managers and analysts at UBS Global AM, including the International Equity Fund’s portfolio managers, has up to three basic components: (i) a fixed component (base salary and benefits); (ii) a variable cash component; and (iii) over a certain total compensation threshold, a variable deferred component. These are described in more detail as follows:

•

The fixed component (base salary and benefits) is set to be competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.

•

Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution and with the performance of their respective function, UBS Global AM and UBS as a whole. As the name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.

•

Variable deferred — employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global AM Equity Ownership Plan (“Global AM EOP”) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global AM funds, UBS shares or notional shares. The vehicles aligned to selected UBS Global AM funds are called Alternative Investment Vehicles or AIVs. UBS Global AM believes that not only does this deferral plan reinforce the critical importance of creating long-term business value but that it also serves as an effective retention tool.

UBS Global AM strongly believes that tying portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers’ interests with those of the firm’s clients. The total variable compensation available generally will depend on the overall profitability of the UBS Group and UBS Global AM.

76	GuideStone Funds

The allocation of the variable compensation pool to each portfolio manager is linked to the pre-tax investment performance of the assets such portfolio manager manages versus the relevant benchmark or index and, where appropriate, peer strategies, over one- and three- year periods.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution.

Western Asset Management Company and Western Asset Management Company Limited (together, “Western”).  At Western, one compensation methodology covers all products and functional areas, including portfolio managers. Western’s philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one’s group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead, or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing pre-tax investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

Securities Ownership.  Portfolio managers of the Adviser and the Sub-Advisers do not beneficially own any shares of the Select Funds.

Fund Brokerage.  The Adviser and Sub-Advisers, in effecting the purchases and sales of portfolio securities for the account of the Funds, will seek execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (2) at a higher rate of commission charged, if reasonable in relation to brokerage and research services provided to the Trust or the Adviser or Sub-Adviser by such member, broker or dealer. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Adviser or Sub-Advisers may use research and services provided to it by brokers and dealers in servicing all its clients.

The Adviser or Sub-Adviser may, from time to time, receive services and products which serve both research and non-research functions. In such event, the Adviser or Sub-Adviser makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

Subject to its obligation to seek best execution, the Adviser may direct the Sub-Advisers to place trades through designated brokers who have agreed to pay certain transfer agency, custody or other operating expenses that the Funds would otherwise be obligated to pay. Fund orders may be placed with an affiliated broker-dealer. Portfolio orders will be placed with an affiliated broker-dealer only where the price being charged and the services being provided compare favorably with those charged to the Funds by non-affiliated broker-dealers. Over-the-counter transactions are usually placed with a principal market-maker unless a better net security price is obtainable elsewhere.

If the Adviser or Sub-Adviser provides investment advisory services to individuals and other institutional clients, there may be occasions on which these investment advisory clients may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the

Statement of Additional Information	77

Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain lower brokerage commissions, if any.

The Select Funds have obtained an order from the SEC that allows, subject to certain conditions, each Sub-Adviser that provides investment advice to a Select Fund or a portion thereof to, with respect to the assets under its control: (A) engage in certain principal and brokerage transactions that would otherwise be proscribed by the 1940 Act with a broker-dealer that is either (i) a Sub-Adviser to another portion of the same Select Fund or to another Select Fund, or (ii) an affiliated person of a Sub-Adviser to another portion of the same Select Fund; and (B) acquire securities of a Sub-Adviser, or its affiliate, to another portion of the same Select Fund. The Adviser believes that allowing a Select Fund or a portion thereof advised by one Sub-Adviser to purchase securities from another Sub-Adviser or its affiliates will expand the Select Funds’ investment options without exposing the Select Funds to the potential abuses of self-dealing.

For the fiscal years ended December 31, the aggregate dollar amount of brokerage commissions paid by each Fund listed below was as follows:

	Aggregate Dollar Amount of Brokerage Commissions Paid
Fund	2010	2009	2008
MyDestination 2005	$—	$3,852	$2,833
MyDestination 2015	3,333	7,765	4,917
MyDestination 2025	3,724	3,930	3,046
MyDestination 2035	2,410	2,111	1,739
MyDestination 2045	2,152	1,570	1,065
Conservative Allocation	667	1,369	961
Balanced Allocation	3,719	5,006	3,889
Growth Allocation	4,050	4,688	3,217
Aggressive Allocation	5,449	2,920	3,026
Conservative Allocation I	—	546	587
Balanced Allocation I	2,440	2,877	2,245
Growth Allocation I	1,808	1,959	2,012
Aggressive Allocation I	1,838	1,507	1,796
Money Market	—	—	—
Low-Duration Bond	28,782	56,795	178,565
Medium-Duration Bond	59,738	74,159	253,178
Extended-Duration Bond	—	1,966	268
Inflation Protected Bond(1)	6,394	2,684	—
Global Bond	8,885	5,478	23,366
Defensive Market Strategies(2)	—	—	—
Equity Index	10,170	6,552	14,187
Real Estate Securities	308,136	296,477	237,634
Value Equity	675,525	600,912	1,030,686
Growth Equity	1,194,798	1,522,901	1,569,631
Small Cap Equity	703,471	644,955	826,678
International Equity	1,219,852	1,299,352	1,920,516

(1)	Inception date was June 25, 2009.
(2)	Inception date is September 1, 2011.

78	GuideStone Funds

During the fiscal years ended December 31, 2008, 2009 and 2010 certain portfolio transactions for the Medium-Duration Bond Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund, MyDestination 2005 Fund and MyDestination 2015 Fund were executed through broker-dealers affiliated with the respective Fund’s Sub-Adviser or Adviser directing the applicable transactions as follows. (The remaining Funds did not execute trades through broker-dealers affiliated with the Sub-Adviser or Adviser directing transactions.)

			Aggregate Dollar Amount Of Brokerage Commissions Paid
Fund	Broker-Dealer	Affiliate	2010	2009	2008
MyDestination 2005	Northern Trust Securities	GuideStone Capital Management	$—	$2,173	$983
MyDestination 2015	Northern Trust Securities	GuideStone Capital Management	—	4,261	1,897
Medium-Duration Bond	Goldman Sachs & Co.	Goldman Sachs Asset Management	—	—	3,917
Value Equity	Northern Trust Securities	Northern Trust Investments, N.A.	—	—	120,654
Value Equity	Cowen & Co.	TCW Investment Management Company	2,316	4,657	7,871
Growth Equity	Northern Trust Securities	Northern Trust Investments, N.A.	—	—	163,061
Small Cap Equity	Northern Trust Securities	Northern Trust Investments, N.A.	—	—	37,387
International Equity	UBS AG	UBS Global Asset Management (Americas) Inc.	2,686	2,214	2,690

The table below shows, for the fiscal year ended December 31, 2010, the percentage of the Value Equity Fund and International Equity Fund aggregate brokerage commissions paid to the identified broker-dealers and the percentage of the respective Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through the identified broker-dealers.

Fund	Broker-Dealer	Affiliate	Percentage of the Fund’s Aggregate Brokerage Commissions Paid	Percentage of the Fund’s Aggregate Dollar Amount of Transactions
Value Equity	Cowen & Co.	TWC Investment Management Company	0.23%	0.31%
International Equity	UBS AG	UBS Global Asset Management (Americas) Inc.	0.35%	0.26%

Statement of Additional Information	79

As of the close of the fiscal period ended December 31, 2010, the Funds’ aggregate holdings of securities of their regular broker-dealers or their parent company were as follows:

Dollar Value of Securities Owned (000’s Omitted)
Money Market Fund
Barclays Investments, Inc.	$10,000
BNP Paribas	29,982
Royal Bank of Scotland	35,000
Low-Duration Bond Fund
Goldman Sachs & Co.	8,124
Bank of America LLC	14,221
Credit Suisse (USA) INC.	1,527
JPMorgan Chase & Co.	10,251
Morgan Stanley & Co., Inc.	4,591
Deutsche Bank Securities, Inc.	3,683
Barclays Bank PLC	6,798
Citigroup Global Markets, Inc.	6,698
Royal Bank of Scotland	510
Medium-Duration Bond Fund
Bank of America Securities LLC	25,261
Morgan Stanley & Co., Inc.	5,025
Credit Suisse Securities (USA) LLC	2,679
Goldman Sachs & Co.	12,541
JPMorgan Chase & Co.	32,536
Royal Bank of Scotland	6,685
Barclays Investments, Inc.	3,269
Citigroup Global Markets, Inc.	13,194
Extended-Duration Bond Fund
Barclays Bank PLC	9,763
Citigroup Global Markets, Inc.	8,943
Goldman Sachs & Co.	430
Morgan Stanley & Co., Inc.	577
Bank of America LLC	8,073
Global Bond Fund
Goldman Sachs & Co.	1,008
Bank of America Securities LLC	1,341
Credit Suisse Securities (USA) LLC	226
JPMorgan Chase & Co.	439
Morgan Stanley & Co., Inc.	51
Barclays Bank PLC	853
Citigroup Global Markets, Inc.	1,373
Royal Bank of Scotland	1,190
Equity Index Fund
JPMorgan Chase & Co.	5,898
Bank of America LLC	4,784
Citigroup Global Markets, Inc.	4,885
Morgan Stanley & Co., Inc.	1,463
Goldman Sachs & Co.	3,061

80	GuideStone Funds

Dollar Value of Securities Owned (000’s Omitted)
Value Equity Fund
JPMorgan Chase & Co.	$40,110
Bank of America LLC	18,782
Goldman Sachs & Co.	3,919
Morgan Stanley & Co., Inc.	6,872
Citigroup Global Markets, Inc.	15,639
Growth Equity Fund
JPMorgan Chase & Co.	4,907
Goldman Sachs & Co.	12,671
Bank of America LLC	1,862
Citigroup Global Markets, Inc.	5,434
Small Cap Equity Fund
Goldman Sachs & Co.	422
Bank of America LLC	401
JPMorgan Chase & Co.	338
Morgan Stanley & Co., Inc.	167
Citigroup Global Markets, Inc.	583
Royal Bank of Scotland Group PLC	283
Credit Suisse Securities (USA) LLC	195
International Equity Fund
Deutsche Bank Securities, Inc.	2,492
Barclays Bank PLC	272
Credit Suisse Securities (USA) LLC	4,381
BNP Paribas	7,055

During the fiscal period ended December 31, 2010, the following Funds through an agreement or understanding with a broker, or through an internal allocation policy, directed brokerage transactions to the brokers indicated because of research services provided, as follows:

Name of Broker	Aggregate Dollar Amount of Transactions Directed	Aggregate Dollar Amount of Related Brokerage Commissions Paid
Value Equity
Frank Russell Securities, Inc.	$23,181,420	$42,658
Lynch, Jones & Ryan, Inc.	49,729,686	75,782
Growth Equity
Frank Russell Securities, Inc.	96,731,925	71,523
Lynch, Jones & Ryan, Inc.	90,008,055	83,705
Small Cap Equity
Frank Russell Securities, Inc.	20,272,774	17,209
Lynch, Jones & Ryan, Inc.	21,048,742	30,910
International Equity
Frank Russell Securities, Inc.	60,384,616	90,650
Lynch, Jones & Ryan, Inc.	54,145,568	31,577

Codes of Ethics.  The Trust, the Adviser and each of the Sub-Advisers have adopted codes of ethics addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Funds’ securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject

Statement of Additional Information	81

to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Trustees and could result in severe penalties.

Proxy Voting

The Trust endeavors to ensure that proxies relating to its portfolio securities are voted in the best interests of the Trust’s shareholders, and in a manner that is not in conflict with the moral and ethical posture of GuideStone Financial Resources.

The Trust has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by each Fund to the Adviser. Because the Adviser views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Sub-Adviser. The primary focus of the Trust’s proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. The proxy voting policies and procedures adopted by the Adviser and each of the Sub-Advisers may be amended from time to time based on the Trust’s experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated. Please refer to Appendix B of this SAI for a description of the policies and procedures adopted by the Adviser and each of the Sub-Advisers.

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request by calling 1-888-98-GUIDE (1-888-984-8433), by visiting the Trust’s Website at www.GuideStoneFunds.org or by visiting the SEC’s Website at www.sec.gov.

Other Service Providers

Underwriter.  BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406, serves as the Underwriter of each Fund’s shares pursuant to a Distribution Agreement (the “Agreement”). The Agreement was for an initial two year term and is renewable annually thereafter. The Agreement is terminable without penalty on 60 days’ written notice by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund or by the Underwriter. The Agreement will also terminate automatically in the event of its assignment. The Funds do not pay any fees to the Underwriter in its capacity as underwriter. The Underwriter may enter into agreements with affiliates of the Adviser in connection with distribution. The Underwriter has agreed to use efforts deemed appropriate by it to facilitate the distribution of the Funds’ shares, which are offered on a continuous basis.

Transfer Agency Services.  BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), which has its principal business address at 760 Moore Road King of Prussia, PA 19406, provides transfer agency and dividend disbursing agent services for the Funds. As part of these services, BNY Mellon maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes each Fund’s cash distributions to shareholders.

Administrative and Accounting Services.  BNY Mellon, 301 Bellevue Parkway, Wilmington, DE 19809 also provides administrative and accounting services to the Funds. The services include certain accounting, clerical and bookkeeping services; assistance in the preparation of reports to shareholders; preparation for signature by an officer of the Trust of documents required to be filed for compliance by the Trust with applicable laws and regulations including those of the SEC and the securities laws of various states; arranging for the computation of data, including daily computation of NAV; and arranging for the maintenance of books and records of the Trust

82	GuideStone Funds

and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. BNY Mellon does not have any responsibility or authority for the management of the Funds or the determination of investment policy. In consideration of the services provided pursuant to the Administration and Accounting Services Agreement, BNY Mellon receives from each Fund a fee computed daily and paid monthly. For the fiscal years ended December 31, 2008, 2009 and 2010, BNY Mellon received $2,337,959, $1,967,434, and $2,320,989, respectively, after waivers from the Trust for its administrative and accounting services.

Custodian.  The Northern Trust Company serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, The Northern Trust Company holds or arranges for the holding of all portfolio securities and other assets of the Funds in connection with the Custodian Agreement. It is located at 50 South La Salle Street, Chicago, IL 60675.

Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP serves as the independent registered public accounting firm to the Trust.

Legal Counsel.  The law firm of K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, serves as counsel to the Trust.

Counsel to Independent Trustees.  The law firm of Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, DC 20004-2415, serves as counsel to the Independent Trustees.

Shares of Beneficial Interest

The Trust’s trust instrument authorizes the issuance of an unlimited number of shares for each of the Funds and their Classes, and each share has a par value of $0.001 per share. There are no conversion or preemptive rights in connection with any shares. All issued shares will be fully paid and non-assessable and will be redeemable at NAV per share. Certificates certifying the ownership of shares will not be issued.

GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of each Fund’s shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires shareholder approval.

The assets belonging to a Fund shall be held and accounted for separately from other assets of the Trust. Each share of a Fund represents an equal beneficial interest in the net assets of such Fund. Each Class of a Fund represent interests in the assets of that Fund and have identical voting, dividend, liquidation and other rights, except that expenses allocated to a Class will be borne by such Class. Expenses of the Trust which are not readily identifiable as belonging to a particular Fund or Class are allocated among all the Funds in a manner the Trustees believe to be fair and equitable.

The Board of Trustees has authority, without necessity of a shareholder vote, to create any number of new funds or classes and to issue an unlimited number of shares of beneficial interest of the Trust. The Trustees have authorized 25 Funds and two Classes of shares to be issued currently. The Trust offers the GS2 Class and GS4 Class shares. Expenses borne by each Class differ because of the allocation of class-specific expenses. For example, shareholder service and distribution fees may vary from class to class. The relative impact of ongoing annual expenses will depend on the length of time a share is held.

Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares will generally be voted by shareholders of the individual Fund or Class, except in the case of election or removal of Trustees, the amendment of the Trust’s trust instrument, when required by the 1940 Act or when the Trustees have determined that the matter affects the interests of more than one Fund or Class.

Statement of Additional Information	83

The Trust is not required to and does not currently intend to hold annual meetings of shareholders. Special meetings of shareholders may be called by the Board of Trustees or upon the written request of shareholders owning at least 50% of the applicable Fund or Class. Amendments and supplements to the Trust’s trust instrument may be made only by majority vote of shareholders.

Shareholder Servicing Arrangements

The Board of Trustees adopted a Shareholder Service Plan for the GS4 Class of each Select Fund (“Service Plan”). Under its Service Plan, the GS4 Class of each Select Fund is authorized to pay service fees of 0.24% of average daily net assets. Service fees are paid to parties that provide service for and maintain shareholder accounts.

Pursuant to the Service Plan, each Fund may pay GuideStone Financial Resources for service activities and recordkeeping activities. Service activities include, but are not limited to, such services as answering shareholder inquiries and providing such other related personal services as the shareholder may request. Recordkeeping activities include, but are not limited to, such services as establishing and maintaining shareholder accounts and records, integrating periodic statements with other shareholder transactions and aggregating and processing purchase and redemption orders. No more than 25% of the fees under the Service Plan shall constitute a payment for service activities and any “service fee” paid by a Fund, as that term is defined in subparagraph b(9) of Rule 2830 of the Conduct Rules of the NASD, shall not exceed 0.25% of the Fund’s average annual net assets.

The Funds may pay up to the entire amount of the shareholder service fee to GuideStone Financial Resources or to unaffiliated service providers who provide these services to the Funds.

Taxation

General

The following discussion of certain federal income tax matters concerning the Funds and the purchase, ownership and disposition of Fund shares is not complete and may not deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances. This discussion is based on the Code, the regulations promulgated thereunder and judicial and administrative interpretations thereof, all as of the date hereof; all these authorities are subject to change, which may be applied retroactively. If you are investing in Fund shares through a tax-deferred account (such as a retirement plan account or an IRA (“Tax-Deferred Account”)), special tax rules apply. You should consult your own tax advisers with regard to the federal tax consequences to you for the purchase, ownership and disposition of Fund shares, as well as the tax consequences to you arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

Tax Character of Distributions.  As described in the Prospectus, unless your investment is held in a Tax-Deferred Account, dividends from net investment income and distributions from the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions, if any (collectively, “dividends”), generally are taxable to you as ordinary income (except that a Fund’s dividends attributable to its “qualified dividend income” (“QDI”) generally are subject to federal income tax for individual shareholders who satisfy certain restrictions with respect to their Fund shares at a maximum rate of 15% through 2012), and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) (“capital gain distributions”) are taxable to you as long-term capital gains, whether received in cash or reinvested in additional Fund shares.

A portion of a Fund’s dividends may be eligible for (1) the 15% maximum federal income tax rate applicable to QDI, as mentioned above, that individual taxpayers receive through 2012 and (2) the dividends-received deduction allowed to corporations (although dividends a corporate shareholder deducts are subject indirectly to the federal alternative minimum tax). The eligible portion for any Fund for purposes of the 15% rate may not

84	GuideStone Funds

exceed the aggregate dividends it receives from most domestic corporations and certain foreign corporations, whereas only dividends a Fund receives from domestic corporations are eligible for purposes of the dividends-received deduction. Accordingly, a Fund’s distributions of interest income, net short-term capital gain and net foreign currency gains do not qualify for the reduced tax rate or the deduction, and distributions to individual shareholders of net capital gain a Fund recognizes on sales or exchanges of capital assets through the end of 2012 also will be subject to federal income tax at a maximum rate of 15%. The Funds will inform you of the amount of your dividends and capital gain distributions when they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year.

You should be aware that if you purchase shares shortly before the record date for a dividend or capital gain distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. At any time, a Fund may distribute to you, as ordinary income or capital gain, an amount of income that exceeds your proportionate share of the actual amount of such income earned during the period of your investment in the Fund.

Redemption and Exchange of Fund Shares.  As discussed in the Prospectus, unless your investment is held in a Tax-Deferred Account, redemptions (including those pursuant to exchanges) of Fund shares are taxable transactions. If you hold your shares as capital assets, the gain or loss that you realize will be capital gain or loss and will be long-term if you held your redeemed shares for more than one year. Any capital gain an individual shareholder recognizes on a redemption through 2012 of his or her Fund shares held for more than one year will qualify for the 15% maximum tax rate referred to above. Any loss you realize on the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions you receive on those shares.

All or a portion of any loss that you realize on the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the same Fund (through reinvestment of dividends or capital gain distributions or otherwise) within 30 days before or after the redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use a default cost basis method that has not yet been determined. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

Treatment as a Regulated Investment Company.  Each Fund has elected to be a regulated investment company under Subchapter M of Chapter 1 of the Code (“RIC”) and intends to continue to qualify for treatment as a RIC for the current taxable year. As a RIC, a Fund generally will pay no federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund for treatment as a RIC if the Board determines that course of action to be beneficial to shareholders. In such a case or if a Fund otherwise fails to maintain that qualification, then for federal tax purposes the Fund would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is QDI would be

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subject to federal income tax at the 15% maximum rate described above), and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Excise Tax.  To avoid a nondeductible 4% federal excise tax (“Excise Tax”), a Fund must distribute to its shareholders by December 31 of each year at least the sum of the following amounts: 98% of its ordinary income earned during the calendar year, 98.2% of its capital gain net income earned during the twelve-month period ending October 31 in that year, plus 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay at least that sum through periodic distributions during each year and any balance in December (or to pay the balance in January under a rule that treats them as received by you in December) to avoid the Excise Tax, but the Funds can give no assurance that their distributions will be sufficient to eliminate all taxes.

Backup Withholding.  Each Fund must withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions and redemption proceeds (regardless of the extent to which a gain or loss may be realized) (in the case of the Money Market Fund, only of dividends) otherwise payable to you (“backup withholding”) if (1) you are an individual or other noncorporate shareholder and (2) you fail to furnish the Fund with your correct social security or other taxpayer identification number. Withholding at that rate also is required from a Fund’s dividends and (except for the Money Market Fund) capital gain distributions otherwise payable to you if you are such a shareholder and (a) the Internal Revenue Service (“IRS”) notifies you or the Funds that you have failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (b) when required to do so, you fail to certify that you are not subject to backup withholding. Any amounts withheld may be credited against your federal income tax liability.

Other Taxation.  Distributions may be subject to state, local and foreign taxes, depending on your particular situation.

Tax Treatment of Fund Investments

Securities transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined by comparing the identified cost of the securities lot sold with the net proceeds pursuant to applicable federal income tax rules.

Market Discount.  If a Fund purchases a debt security in the secondary market at a price lower than its stated redemption price, the difference is “market discount.” If the amount of market discount is more than de minimis, a Fund must include a portion of the market discount as ordinary income (not capital gain) in each taxable year in which the Fund receives a principal payment on the security. In general, the amount of market discount that must be included is equal to the lesser of (1) the amount of market discount accruing during the year (plus any accrued market discount for prior taxable years not previously included in income) or (2) the amount of the principal payment(s) received during the year. Generally, market discount accrues on a daily basis for each day a Fund holds a debt security at a constant rate over the time remaining to the security’s maturity or, at the Fund’s election, at a constant yield to maturity that takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as interest income (not capital gain) to the extent of the accrued market discount.

Original Issue Discount and PIK Securities.  Certain debt securities a Fund acquires may be originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although a Fund currently receives no cash on account of the original issue discount that accrues on a debt security in a given year, that discount generally is treated for federal income tax purposes as interest that is includable in gross income in that year and, therefore, is subject to the distribution requirements applicable to RICs. Similar treatment is required for “interest” on PIK securities paid in the form of additional securities rather than cash. A Fund may purchase some debt securities at a discount that exceeds the original issue discount on them, if any. This additional discount represents market discount for federal income tax purposes (see above).

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Effect of Foreign Investments on Distributions.  Most foreign exchange gains and losses realized on the sale of debt securities generally are treated as ordinary income and loss by the Funds. These gains, when distributed, will be taxable to you as ordinary dividends (unless your investment is held in a Tax-Deferred Account), and any such losses will reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or reduce ordinary income distributions to you and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.

The Funds may be subject to foreign withholding or other taxes on income from, and gains realized on, certain foreign securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the International Equity Fund’s total assets at the end of a taxable year is invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes it paid. If the Fund makes this election, the year-end statement you receive will show more taxable dividends than it actually distributed to you, because you will be required to include in gross income, and treat as paid by you, your proportionate share of those taxes. However, you will be entitled to either deduct your share of those taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for that share against your U.S. federal income tax. (The exception, again, is a Tax-Deferred Account.) You will be provided with the information necessary to complete your individual income tax return if the Fund makes this election.

Passive Foreign Investment Companies.  The Select Funds may invest in shares of foreign corporations that are classified under the Code as passive foreign investment companies (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the distribution requirements applicable to RICs and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances, it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Hedging Strategies.  The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies will be treated as qualifying income under the requirements applicable to RICs.

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A Fund may invest in some futures contracts, “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) and foreign currency options and forward contracts that will be “section 1256 contracts.” Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts may also be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement applicable to RICs (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to the Fund.

Offsetting positions a Fund enters into or holds in any actively traded security, option, futures contract or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions that otherwise would constitute short-term capital losses be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

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Individual Retirement Accounts

Traditional IRAs.  Certain shareholders may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan or if either you or your spouse is an active participant in such a plan and your adjusted gross income does not exceed a certain level, each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of your earned income or $5,000 (increased by a “catch-up contribution” of $1,000 if you attain age 50 before the end of the year). Notwithstanding the foregoing, a married shareholder who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $169,000) is not affected by the spouse’s active participant status. In addition, if your spouse is not employed and you file a joint return, you may also establish a separate IRA for your spouse and contribute up to a total of $10,000 to the two IRAs, provided that neither contribution exceeds $5,000 (in each case, increased by a “catch-up contribution” of $1,000 if you attain age 50 before the end of the year). If your employer’s plan qualifies as a SIMPLE, permits voluntary contributions and meets certain requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.

Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Fund shares through nondeductible IRA contributions, up to certain limits, because all dividends and other distributions on your shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than April 1 following the calendar year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability or where the distribution is rolled over into another qualified plan or certain other situations.

Roth IRAs.  A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $5,000 per taxable year (increased by a “catch-up contribution” of $1,000 if you attain age 50 before the end of the year) to a Roth IRA (or to any combination of Roth and traditional IRAs). Certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the shareholder’s traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

Other Tax-Deferred Accounts

Section 403(b)(7) Arrangements (“TSA”).  Eligible investors in individual Section 403(b)(7) custodial accounts may purchase GS4 Class shares of the Funds. GuideStone Trust Services, an affiliate of GuideStone Financial Resources and an affiliate of the Adviser, will serve as non-bank custodian of those accounts. To participate in a Section 403(b)(7) custodial account, your employer must have a service agreement with GuideStone Financial Resources. Section 403(b)(7) custodial accounts are subject to contribution limits applicable to TSAs.

Withholding

Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs), unless the recipient transfers the distribution directly to an “eligible retirement plan” (including an IRA and other qualified plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or withholding

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at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.

Valuation of Shares

Each Fund’s shares are bought or sold at a price that is the Fund’s NAV per share. The NAV for each Fund is calculated by subtracting total liabilities from total assets (the market value of the securities the Fund holds plus cash and other assets). Each Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. Because each Date Target Fund and Asset Allocation Fund invests in shares of the Select Funds, the price of a Date Target Fund’s or a Asset Allocation Fund’s shares is based upon the NAVs of those shares of underlying Select Funds. In turn, the NAV per share of each Select Fund is based upon the values of the obligations, stocks and other investments held by the Select Fund. Therefore, the price of a Date Target Fund’s or a Asset Allocation Fund’s shares will fluctuate in relation to its asset allocation among the Select Funds and the value of the portfolio investments of the underlying Select Funds.

The Funds value their portfolio securities and compute their NAVs per share on each day that the NYSE is open for trading, in accordance with the procedures discussed in the Prospectus. This section provides a more detailed description of the Funds’ methods for valuing their portfolio securities. As of the date of this SAI, the NYSE is open for trading every weekday except for the following holidays: New Year’s Day, Martin Luther King Jr.’s Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When a holiday falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or subsequent Monday in observance of the holiday.

The Funds (except the Money Market Fund) each value portfolio securities listed on an exchange on the basis of the last sale price or official closing price prior to the time the valuation is made. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there has been no sale since the immediately previous valuation, then the official close price is used. Quotations are taken from the exchange where the security is primarily traded.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges. The Funds translate prices for investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAVs. Because foreign markets may be open at different times than the NYSE, the value of Fund shares, particularly shares of the International Equity Fund and the Bond Funds, may change on days when shareholders will not be able to buy or redeem Fund shares. When an occurrence subsequent to the time that a foreign security is valued is likely to have changed such value, then such foreign security will be valued at its fair value, as determined through procedures established by, or under the direction of, the Board of Trustees. In addition, foreign equity securities will be valued at fair values provided by FT Interactive Data on certain days determined upon movements in a broad-based index in relation to the close of a foreign market. Equity securities which are traded in the over-the-counter market only, but which are not included in the Nasdaq National Market System, will be valued at the last quoted bid price. To the extent available, valuations of portfolio securities (except those valued using amortized cost) will be provided by reliable independent pricing services.

Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. Securities

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with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities not currently quoted as indicated above will be valued through procedures established by, or under the direction of, the Board of Trustees.

If the price of a security obtained under a Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board of Trustees believe accurately reflects fair value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

The Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund’s portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life portfolio maturity of 120 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar-denominated eligible securities determined to be first tier securities that are (1) rated securities that have received a short-term rating from the designated NRSROs in the highest short-term rating category for debt obligations (within which there may be sub-categories or gradations indicating relative standing); (2) unrated securities that are of comparable quality to securities meeting the requirements of (1), as determined by the Adviser as the delegate of the Board of Trustees of the Trust; (3) securities issued by a registered investment company that is a money market fund; or (4) U.S. government securities.

Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Money Market Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund’s portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the NAV of the Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a NAV per share by using available market quotations.

Portfolio Holdings Information

It is the Trust’s policy to protect the confidentially of portfolio holdings and prevent the selective disclosure of non-public information concerning the Funds. The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board of Trustees.

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In accordance with SEC regulatory requirements, each Fund files a complete schedule of its portfolio holdings on a quarterly basis within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. In addition, the Money Market Fund files a complete schedule of its portfolio holdings with the SEC on a monthly basis on Form N-MFP. These reports are available, free of charge, on the EDGAR database on the SEC’s Website at www.sec.gov.

Each Fund generally discloses top ten portfolio holdings on a quarterly basis 20 business days after the end of the month or quarter. The Money Market Fund also publishes its complete schedule of portfolio holdings on a monthly basis on the Trust’s Website at www.GuideStoneFunds.org. Certain Sub-Advisers retained by the Adviser to manage a portion of a Fund may require a more stringent lag time (i.e., longer than 15 days) before portfolio holdings information may be released and, in such cases, the Adviser adheres to the requirements of the Sub-Adviser. Top ten portfolio holdings are posted on the Trust’s Website quarterly (“Fund Fact Sheets”) and complete portfolio holdings are available to all investors upon request.

Non-public portfolio holdings information may not be provided to any actual or prospective shareholder of the Funds, any institutional investor or any broker-dealer or financial intermediary who seeks such information for purposes of determining whether to invest in the Funds. This is not considered a legitimate business need for the information. If such persons request portfolio holdings information, they may only be provided with information that is disclosed in the latest Annual or Semi-Annual report, in Forms N-CSR and N-Q filed with the SEC and on the Trust’s Website.

Non-public portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information and are subject to a duty of confidentiality:

(a)	The Adviser, Sub-Adviser and Sub-Adviser candidates for the Funds (and their access persons);

(b)	Administrator;

(c)	Fund Accountant;

(d)	Independent registered public accounting firm of the Funds;

(e)	Legal counsel for the Trust and to the Independent Trustees;

(f)	Custodian and sub-custodians of the Funds;

(g)	Ratings or ranking agencies;

(h)	Companies that provide analytical services to the Funds, the Adviser and Sub-Advisers;

(i)	Pricing services employed by the Funds;

(j)	Proxy voting services employed by the Funds;

(k)	Broker-dealers who provide execution or research services for the Funds (including identifying potential buyers and sellers for securities that are held by the Funds);

(l)	Broker-dealers who provide quotations that are used in pricing when a pricing service is unable to provide a price or it is determined to be unreliable; and,

(m)	Companies that provide other services that are deemed to be beneficial to the Funds.

The Funds may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to certain individuals or entities, provided that (1) the recipient is subject to a written confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to this information to third parties. In such cases, disclosure of the Funds’ portfolio holdings information may be made only with prior written approval of the Trust’s Chief Executive Officer or its Chief Compliance Officer.

The Trust’s Chief Compliance Officer monitors for compliance with the foregoing policies. Any violations of these policies are reported to the Board of Trustees on a quarterly basis. The policies of the Funds’ Sub-Advisers

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are monitored by their respective compliance staff and any violations are required to be reported to the Funds’ Chief Compliance Officer and the Board of Trustees. In no event shall the Adviser, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

Any conflict between the interests of shareholders and the interests of the Adviser, Sub-Adviser or any if its affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

Telephone Instructions

Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, they will use procedures that are considered reasonable. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. To the extent that the Funds or their service providers fail to use reasonable procedures to verify the genuineness of telephone instructions, the Funds or their service providers may be liable for any such instructions that prove to be fraudulent or unauthorized. All telephone conversations with the Funds, GuideStone Financial Resources and BNY Mellon may be recorded.

Control Persons and Principal Holders of Securities

As of August     , 2011, the following persons owned of record or were known by the Funds to own beneficially 5% or more of a Class of shares of a Fund. Persons are deemed to control a Fund when they own beneficially over 25% of the Fund’s outstanding shares. Principal holders are persons that own beneficially 5% or more of any Class of a Fund’s outstanding shares.

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
MyDestination 2005 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190
MyDestination 2005 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
MyDestination 2005 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190
MyDestination 2015 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190
MyDestination 2015 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
MyDestination 2015 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190

Statement of Additional Information	93

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
MyDestination 2025 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190
MyDestination 2025 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
MyDestination 2025 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190
MyDestination 2035 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190
MyDestination 2035 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
MyDestination 2035 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190
MyDestination 2045 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190
MyDestination 2045 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
MyDestination 2045 Fund GS4 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190
Conservative Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190
Conservative Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Balanced Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190
Balanced Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Growth Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190
Growth Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Aggressive Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190

94	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Aggressive Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Money Market Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190
Money Market Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Reserve Fund PO Box 2190 Dallas TX 75221-2190
Money Market Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Money Market Fund GS4 Class	GuideStone Financial Resources Money Market Liquidity Medium-Duration Bond PO Box 2190 Dallas TX 75221-2190
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas TX 75221-2190
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Insurance Fund PO Box 2190 Dallas TX 75221-2190
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190
Low-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190
Low-Duration Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190
Medium-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190

Statement of Additional Information	95

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Insurance Fund PO Box 2190 Dallas TX 75221-2190
Medium-Duration Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190
Extended-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190
Extended-Duration Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190
Inflation Protected Bond Fund GS4 Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas TX 75221-2190
Inflation Protected Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190
Inflation Protected Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190
Inflation Protected Bond Fund GS4 Class	GuideStone Financial Resources Conservative Allocation Fund I PO Box 2190 Dallas TX 75221-2190
Inflation Protected Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Inflation Protected Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2005 Fund PO Box 2190 Dallas TX 75221-2190

96	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Global Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190
Global Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190
Global Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190
Global Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190
Global Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190
Global Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Global Bond Fund GS4 Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190
Equity Index Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190
Equity Index Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Equity Index Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190
Equity Index Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190
Equity Index Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190
Real Estate Securities Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190
Real Estate Securities Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190

Statement of Additional Information	97

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas TX 75221-2190
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas TX 75221-2190
Value Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190
Value Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190
Value Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190
Value Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190
Value Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Value Equity Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190
Growth Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190
Growth Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190
Growth Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190

98	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Growth Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190
Growth Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Growth Equity Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190
Small Cap Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190
Small Cap Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190
International Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190
International Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190
International Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190
International Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190
International Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Conservative Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190

Statement of Additional Information	99

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Conservative Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190
Balanced Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Balanced Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190
Balanced Allocation Fund I GS2 Class	GuideStone Financial Resources Employer Asset Plan PO Box 2190 Dallas TX 75221-2190
Growth Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Growth Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190
Aggressive Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Aggressive Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190
Money Market Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Money Market Fund GS2 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190
Low-Duration Bond Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190
Low-Duration Bond Fund GS2 Class	GuideStone Financial Resources Conservative Allocation Fund I PO Box 2190 Dallas TX 75221-2190
Low-Duration Bond Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190
Low-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190

100	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Medium-Duration Bond Fund GS2 Class	State Street Bank & Trust Company Trustee FBO Baylor Health Care Systems 105 Rosemont Road Westwood MA 02090-2318
Medium-Duration Bond Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190
Medium-Duration Bond Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190
Medium-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Medium-Duration Bond Fund GS2 Class	Northern Trust Company Trustee FBO Samford University Pension Plan PO Box 95956 Chicago IL 60675-2956
Extended-Duration Bond Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190
Extended-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Extended-Duration Bond Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190
Extended-Duration Bond Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190
Extended-Duration Bond Fund GS2 Class	Northern Trust Company Trustee FBO Samford University Pension Plan PO Box 95956 Chicago IL 60675-2956
Equity Index Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Equity Index Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190
Equity Index Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190

Statement of Additional Information	101

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Equity Index Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190
Equity Index Fund GS2 Class	US Bank NA FBO Campus Crusade for Christ International PO Box 1787 Milwaukee WI 53201-1787
Value Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190
Value Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190
Value Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190
Value Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Value Equity Fund GS2 Class	State Street Bank & Trust Company Trustee FBO Baylor Health Care Systems 105 Rosemont Road Westwood MA 02090-2318
Value Equity Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190
Growth Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190
Growth Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190
Growth Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Growth Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190
Growth Equity Fund GS2 Class	Northern Trust Company Trustee FBO Samford University Pension Plan PO Box 95956 Chicago IL 60675-2956

102	GuideStone Funds

Name of Fund (Class)	Shareholder Name and Address	Percentage of Shares Owned (rounded to the nearest whole percentage)
Small Cap Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
Small Cap Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190
Small Cap Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190
Small Cap Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190
International Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190
International Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190
International Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190
International Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190
International Equity Fund GS2 Class	Northern Trust Company Trustee FBO Samford University Pension Plan PO Box 95956 Chicago IL 60675-2956
International Equity Fund GS2 Class	Northern Trust Company Custodian FBO Church of the Nazarene Pension Plan 17001 Prairie Star Parkway Lenexa KS 66220-7900

GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of each Fund’s shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires shareholder approval. GuideStone Financial Resources is a Texas non-profit corporation, of which the Southern Baptist Convention is the sole member.

Statement of Additional Information	103

Calculation of Performance Data

The Funds may, from time to time, include their yield, effective yield, tax-equivalent yield, average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and redemptions in advertisements or shareholder reports or other communications to shareholders or prospective investors. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is not annualized. The Funds may also show quotations of total return for other periods. Any such information would be accompanied by standardized total return information. Performance is calculated separately for each Class of a Fund. Since each Class of shares has its own expenses and distributions, the performance for each Class over the same period will vary.

Financial Statements

The Funds’ Annual Report for the fiscal year ended December 31, 2010, has been filed with the SEC. The audited financial statements, including the notes thereto, in the Annual Report (the “Audited Financial Statements”) and the financial highlights in the Annual Report are incorporated by reference into this SAI. The Audited Financial Statements have been audited by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. The Audited Financial Statements and financial highlights in the Annual Report have been incorporated by reference in reliance upon such report given upon the authority of the firm as experts in accounting and auditing.

104	GuideStone Funds

Appendix A — Descriptions of Securities Ratings

A description of the rating policies of Moody’s Investors Services Inc. (“Moody’s”), Standard & Poor’s® (“S&P®”) and Fitch, Inc. (“Fitch”) with respect to bonds and commercial paper appears below.

Moody’s Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. The ratings address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P® Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations: a) likelihood of payment (capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation); b) nature of and provisions of the obligation; and c) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights. Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations or operating company and holding company obligations.)

AAA — An obligation rated “AAA” has the highest rating assigned by S&P®. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

Statement of Additional Information	A-1

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB”, “B”, “CCC”, “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P® believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. An obligation assigned “NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P® does not rate a particular obligation as a matter of policy.

A-2	GuideStone Funds

Fitch’s International Long-Term Issuer Credit Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies are generally assigned Issuer Default Ratings (“IDRs”). IDRs speak to an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although Fitch recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms. In aggregate, IDRs provide an ordinal ranking of issuers based on Fitch’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. “BB” ratings indicate an elevated vulnerability to risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists, which supports the servicing of financial commitments.

B — Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Substantial credit risk. Default is a real possibility.

CC — Very high levels of credit risk. Default of some kind appears probable.

C — Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include (i) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (ii) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (iii) Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD — Restricted default. “RD” ratings indicate an issuer, in Fitch’s opinion, has experienced an uncured payment default on a bond, loan or other material financial obligation but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure and has not otherwise ceased business. This would include (i) the selective payment default on a specific class or currency of debt; (ii) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (iii) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (iv) execution of a coercive debt exchange on one or more material financial obligations.

Statement of Additional Information	A-3

D — Default. “D” ratings indicate an issuer, in Fitch’s opinion, has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Note: The ratings may be modified by the addition of a plus (+) or minus (-) sign to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term IDR rating category or to long-term IDR categories below “B.”

Moody’s Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

Prime-1 — Issuers (or supporting institutions) rated “Prime-1” (or “P-1”) have a superior ability to repay short-term debt obligations.

Prime-2 — Issuers (or supporting institutions) rated “Prime-2” (or “P-2”) have a strong ability to repay short-term debt obligations.

Prime-3 — Issuers (or supporting institutions) rated “Prime-3” (or “P-3”) have an acceptable ability to repay short-term obligations.

Not Prime — Issuers (or supporting institutions) rated “Not Prime” (or “NP”) do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P® Short-Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, this means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1 — A short-term obligation rated “A-1” is rated in the highest category by S&P®. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-4	GuideStone Funds

A-2 — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P® believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: S&P® assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Fitch’s International Short-Term Issuer Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations and up to 36 months for obligations in U.S. public finance markets.

F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added plus sign (+) to denote any exceptionally strong credit feature.

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F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — High short-term default risk. Default is a real possibility.

RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D — Default. Indicates a broad-based default event for an entity or the default of a specific short-term obligation.

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Appendix B — Descriptions of Proxy Voting Procedures

The Trust is firmly committed to ensuring that proxies relating to the Trust’s portfolio securities are voted in the best financial interests of the Trust’s shareholders and in a manner that takes into consideration only those factors that may affect the value of the shareholders’ investments and does not subordinate the financial interests of the shareholders and the value of their investments to unrelated objectives. The Adviser is responsible for the selection and ongoing monitoring of the Sub-Advisers who provide the day-to-day portfolio management for each Fund. The Trust has delegated proxy voting responsibility to the Adviser. Because the Adviser views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each Fund to the applicable Sub-Adviser. In deciding to delegate this responsibility, the Board of Trustees reviewed and approved the policies and procedures adopted by the Adviser and the Sub-Advisers. The Adviser must periodically report to the Board of Trustees with respect to the Trust’s implementation of its proxy program.

Provided are summaries of the proxy voting policies and guidelines of the Adviser and each Sub-Adviser. These summaries are not an exhaustive list of all of the issues that may arise, nor can the Adviser or Sub-Advisers anticipate all future situations. Copies of each Sub-Adviser’s full proxy voting policy are available upon request.

GuideStone Capital Management (“Adviser”).  The Adviser’s policy is to administer proxy voting matters in a manner consistent with the best financial interest the Trust and its shareholders and in accordance with its fiduciary duties under the Investment Advisers Act of 1940, as amended, and other applicable laws and regulations. Typically, voting of proxies of individual securities is delegated to the respective Sub-Advisers retained to oversee and direct the investment of a portion of the Fund’s portfolio. Each Sub-Adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best financial interest of the client.

In limited instances, the Adviser will appoint a third party proxy administrator (the “Proxy Administrator”) to be responsible that proxies for securities held by the Adviser in transition and/or not overseen by a Sub-Adviser will be voted by the Adviser in a manner that is consistent with the shareholders’ best financial interest if the shareholders choose not to exercise their voting authority upon notice. In such limited circumstances, the Adviser will generally vote in favor of proposals that (1) maintain or strengthen the shared interest of shareholders and management; (2) increase shareholder value; (3) maintain or increase shareholder influence over the issuer’s board of directors and management; and (4) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.

The Adviser may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances. For purposes of identifying conflicts, the Adviser’s Proxy Administrator will rely on publicly available information about a company and its affiliates, and information about the company and its affiliates that is generally known by the Advisers’ employees or senior management.

In the event that the Proxy Administrator determines that the Adviser has a conflict of interest with respect to a proxy proposal, the Proxy Administrator shall determine whether the conflict is “material” to that proposal. The Proxy Administrator may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Administrator must conclude that the proposal is not directly related to the Adviser’s conflict with the issuer. If the Proxy Administrator determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

If the Proxy Administrator determines that the Adviser has a material conflict of interest, then prior to voting on the proposal, the Proxy Administrator must do one of the following: (1) fully disclose the nature of the conflict to the client and obtain the client’s consent as to how the Adviser shall vote on the proposal; (2) contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party; or (3) vote on the proposal and detail how the Adviser’s material conflict

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did not influence the decision-making process. The Proxy Administrator may not address a material conflict by abstaining from voting, unless he or she has determined that abstaining from voting on the proposal is in the best interests of a client.

American Century Investment Management, Inc. (“American Century”). American Century has been delegated the authority to vote proxies with respect to investments held in many of the accounts the firm manages. To satisfy the firm’s duty of loyalty, American Century casts proxy votes in a manner consistent with the best interest of clients and does not subrogate client interests to the firm’s own. To govern the activities in this area, American Century adopted Proxy Voting Guidelines (the “Guidelines”) that are designed to govern proxy voting in a manner consistent with the firm’s fiduciary obligations.

The Guidelines govern proxy voting for client accounts. While individual clients may “opt out” of proxy voting, preferring to vote proxies directly, many clients grant the American Century discretionary proxy voting authority. American Century’s implementation of proxy voting utilizes a combination of internal and external resources to enable the firm to vote efficiently the large numbers of proxy matters client portfolios receive. American Century’s client custodians and RiskMetrics Group, Inc. (“RMG”) exchange information on a regular basis to identify holdings for use in matching with known proxy solicitations. RMG system resources are then reviewed on a regular basis by the firm’ legal department personnel to determine the appropriate vote consistent with the Guidelines. Those in the legal department who administer the proxy voting process review RMG and other third-party analyses as well as American Century’s own Guidelines in determining the appropriate vote to be cast. The legal department personnel will then consult with appropriate portfolio managers on non-routine matters before casting the vote on behalf of clients. Votes are cast on RMG systems for recordkeeping purposes.

The Guidelines establish procedures for the voting of proxies in cases in which American Century may have a potential conflict of interest. Companies with which American Century has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Adviser votes on matters for the firm’s clients. To ensure that such a conflict of interest does not affect proxy votes cast for the firm’s clients, American Century’s proxy voting personnel regularly catalog companies with whom the firm has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

American Century’s Proxy Voting Policies are subject to modification in certain circumstances and are reexamined from time to time. With respect to matters that do not fit within the categories stated in the Guidelines, American Century will exercise best judgment as a fiduciary to vote in the manner which will most enhance shareholder value. Case-by-case determinations will be made by American Century’s staff, which is overseen by the general counsel, in consultation with equity managers.

AQR Capital Management, LLC (“AQR”).  AQR’s authority to vote proxies for clients is established by the firm’s investment advisory agreements or comparable documents. AQR has established proxy voting policies and procedures and the compliance department oversees the proxy voting process. The proxy voting procedures are designed to ensure that proxies are voted in the clients’ best interest. AQR will generally vote proxies according to the proxy voting guidelines developed by RiskMetrics Group, Inc. (“RMG”) and adopted by AQR. RMG is an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although RMG’s analyses are reviewed and considered in making a final voting decision, AQR will make the ultimate decision in a manner consistent with the clients’ best interests. As a matter of policy, the employees, officers or principals of AQR will not be influenced by outside sources whose interests conflict with the interests of clients.

In addition, the proxy voting policy discusses how the compliance officer and general counsel handle a material conflict of interest between AQR and/or the firm’s employees (including the compliance officer and general counsel) and clients to ensure any material conflict is resolved in the best interest of the firm’s clients. A conflict

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of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the chief compliance officer (“CCO”) and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR’s investment professionals to determine if a conflict of interest exists and will draft a conflicts report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The conflicts report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Aronson Johnson Ortiz, LP (“AJO”).  AJO exercises proxy voting responsibilities on behalf of many of the firm’s clients pursuant to express or implied authorization in the client’s investment management agreement, though some clients retain this authority. Each client account is voted by the firm’s Proxy Manager, and AJO’s proxy voting is overseen by the firm’s Proxy Oversight Committee. AJO’s policies and procedures are designed to ensure proxies are voted in the best interests of clients, in accordance with AJO’s fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

AJO has a quantitative approach to investment management, using publicly available data and a proprietary investment model. AJO’s quantitative model does not include subjective analysis of companies and their officers and directors; therefore, for detailed analyses of proxy issues, AJO relies primarily on one or more independent, third-party proxy voting services, and the firm generally votes proxies in accordance with the recommendations received from these services. Procedures are in place to ensure the advice AJO receives is impartial and is in the best interests of AJO clients. AJO votes each proxy individually. On rare occasions, AJO does not follow the third-party recommendation; however, the firm only votes against a recommendation when it is in the portfolio’s best interests to do so and when AJO has no material conflict of interest. AJO relies solely on the third-party recommendations in situations where the firm has a material conflict of interest. In some instances, AJO may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”).  BHMS has the responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about the firm’s proxy policies and procedures to clients. BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

BHMS retains Glass Lewrs and Co., a proxy service provider, for corporate governance research and generally uses the proxy service provider’s policy recommendations unless a decision is made to override a specific issue. The director of equity operations, who serves as a proxy coordinator, will review each proxy for each company to ensure that all votes are in the best interest of the beneficial owners.

Proxy Oversight Committee

•

BHMS’ Proxy Oversight Committee reviews and reevaluates the proxy service provider’s policies. Policy modifications and updates implemented by the proxy service provider will be reviewed by the Proxy Oversight Committee on an on-going basis to ensure that all proxy voting decisions are in the best interests of the beneficial owner.

•	The Proxy Oversight Committee includes three portfolio managers, four research analysts and two proxy coordinators. Research analysts participate based on industry coverage.

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Conflicts of Interest

•

All proxies will be voted uniformly in accordance with the proxy service provider’s recommendations unless BHMS overrides a specific issue. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

BHMS has adopted written procedures to implement the firm’s policy and reviews to monitor and ensure the policy is observed, implemented properly and amended or updated, as appropriate, including:

•	BHMS sends a daily electronic transfer of all stock positions to the proxy service provider.

•	The proxy service provider identifies all accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

•	Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation.

•

For domestic equity accounts, the proxy coordinators review each proposal and evaluate the proxy service provider’s recommendations. If further research is required, the proxy coordinators will direct the proxy service provider’s research to the analyst following the security. Generally, proposals are voted in accordance with the proxy service provider’s recommendations unless BHMS overrides a specific issue. The proxy coordinators send all voting decisions to the proxy service provider through a secure, proprietary, online system.

•	The proxy service provider verifies that every vote is received, voted and recorded.

•	BHMS sends a proxy report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.

•	All voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

•

BHMS will identify any conflicts that exist between the interests of the firm and the client by reviewing the relationship of the firm with the issuer of each security to determine if BHMS or any BHMS’ employees have any financial, business or personal relationship with the issuer.

•

If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	BHMS will maintain a record of the voting resolution of any conflict of interest.

•	The proxy coordinators shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

>	These policies and procedures and any amendments;

>	A record of each vote cast; and

>	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision.

The director of equity operations, who serves as proxy coordinator, is responsible for implementing and monitoring the proxy voting policy, procedures, disclosures and recordkeeping, including outlining the voting guidelines in BHMS’ procedures.

BlackRock Financial Management, Inc.  BlackRock, Inc. (“BlackRock”) carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which the firm has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which the firm has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of the firm’s independent business judgment and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

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BlackRock maintains regional oversight committees (“Corporate Governance Committees”), which consists of senior BlackRock investment professionals. All the regional committees report to the Global Corporate Governance Committee, which is comprised of the chair and vice-chair of each regional committee. The committees review and approve amendments to BlackRock’s proxy voting guidelines (“Guidelines”) and grant authority to the global head of corporate governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads a team of dedicated BlackRock employees without sales responsibilities (“Corporate Governance Group”) to carry out engagement, voting and vote operations in a manner consistent with the committee’s mandate. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. The committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate. BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the corporate governance function’s activities.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulities in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. BlackRock is not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including, but not limited to, opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

BlackRock maintains policies and procedures that are designed to prevent undue influence on the firm’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to

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prevent conflicts include, but are not limited to: (i) adopting a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Global Corporate Governance Group and, particularly, its activities with respect to voting in the relevant region of each committee’s jurisdiction; (ii) adopting Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context and reserving the right for the Corporate Governance Committee to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process; (iii) conducting a review by the Global Corporate Governance Committee, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures; (iv) maintaining a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities and, in addition, maintaining procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder; and (v) engaging, in certain instances, an independent fiduciary to vote proxies, or to provide BlackRock with instructions as to how to vote such proxies, as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.

Columbus Circle Investors (“CCI”).  CCI generally exercises proxy voting authority for the firm’s clients, unless the client has retained proxy voting authority, in which case CCI will consult with such client regarding proxy voting decisions as requested. For those clients for whom CCI has undertaken to vote proxies, CCI has adopted standard voting parameters addressing the vast majority of proxy matters with which the firm is familiar and outsources the function of voting clients’ proxies in accordance with these parameters to RiskMetrics Group, Inc. (“RMG”). CCI has adopted the following proxy voting parameters: (1) when voting on ballot items that are fairly common management sponsored initiatives (such as election of directors, approval of auditors, elimination of cumulative voting and preemptive rights, etc.) such items are generally, although not always, voted affirmatively; (2) when voting on items that have a potential substantive financial or best interest impact (such as elimination of other classes of stock and voting rights, stock purchase plans, reduction in supermajority vote requirements, etc.) such items are generally, although not always, voted affirmatively; and (3) when voting on items which have a potential substantive financial or best interest impact, certain items (such as capitalization changes, anti-takeover provisions, amendments to by-laws that would require super majority shareholder votes to pass or repeal certain provisions, etc.) are generally not voted in support of the proposed management initiative. With respect to shareholder proposals, the proxy voting parameters require a close examination of the relationship of the proposal to the best interest of shareholders. CCI has also adopted parameters for voting on shareholder proposals.

CCI delegates certain authority to RMG to determine whether extenuating circumstances are presented by a proxy vote that would require additional vote-specific analysis beyond the application of CCI’s voting parameters. If RMG makes such a determination, the matter is forwarded to the chief administrative officer and chief compliance officer for review. RMG will also present to CCI any specific matters not addressed within the standard voting parameters for consideration. The oversight of the CCI proxy voting policy is administered by the chief administrative officer and chief compliance officer.

CCI regularly reviews the firm’s proxy voting practices to determine whether any material conflicts of interest are present. In that regard, CCI will annually review business, financial and personal relationships to determine whether any conflicts of interest exist and will assess the impact of any such conflicts of interest. CCI’s clients include publicly traded companies in which clients’ assets may be invested. Proxies issued by these companies will be voted according to CCI’s general parameters, to eliminate the effect of any potential conflict of interest. In the event of a vote involving a conflict of interest that does not meet the specific voting parameters of CCI’s proxy voting guidelines or requires additional company specific decision-making, CCI will vote according to the voting recommendation of RMG. In the rare occurrence that RMG does not provide a recommendation, CCI may request client consent on the issue.

Genesis Asset Managers, LLP (“Genesis”).  Genesis considers proxy voting as part of the firm’s investment management duties and votes proxies in the best interests of the respective client. Genesis utilizes the services of

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RiskMetrics Group, Inc. (“RMG”) to provide notices of meetings, agendas, research materials and voting recommendations. Genesis also receives proxy statements and materials from the clients’ custodian banks. Genesis’ proxy voting area is responsible for reviewing and documenting information received from RMG and each custodian for each portfolio before presenting the information to the relevant member of the investment team. Details or queries may be referred to the appropriate Genesis country or sector specialist for input or to determine whether any voting issues presented affect the value of the securities held. Voting rights are then exercised in the manner deemed prudent and in the best interest of the client concerned. Genesis instructs RMG on how to vote, and RMG in turn liaises with the various custodians. Records are maintained as to the manner in which proxies are voted and are distributed to clients in accordance with their reporting requirements.

If a material conflict should arise between Genesis’ interests and those of the clients, Genesis’ policy is to advise the client of such conflict and obtain their consent to vote. However, as Genesis does not actively trade for its own account, the possibility of material conflicts is minimized.

Goldman Sachs Asset Management, L.P. (“GSAM”).  GSAM has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which GSAM has voting discretion, including the Medium-Duration Bond Fund. Under the Policy, GSAM’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that in GSAM’s view tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide GSAM in voting proxies and not necessarily in making investment decisions. GSAM periodically reviews the Policy to ensure that the Policy continues to be consistent with GSAM’s guiding principles.

To implement these guiding principles for investments in publicly-traded equities, GSAM has developed customized proxy voting guidelines (the “Guidelines”). The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals.

GSAM has retained a third-party proxy voting service (“Proxy Service”) to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to the particular proxy issues. While GSAM’s policy generally follows the Guidelines and recommendations from the Proxy Service, GSAM’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations.

The Proxy Service assists in the implementation and administration of the proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations and provides assistance in the development and maintenance of the GSAM Guidelines.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest. GSAM may

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hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service.

GSAM has implemented procedures designed to prevent conflicts of interest from influencing the firm’s proxy voting decisions. These procedures include GSAM’s use of the Guidelines and Recommendations and the override process, and the establishment of information barriers between GSAM and other businesses within The Goldman Sachs Group, Inc.

Voting decisions with respect to fixed-income securities and the securities of privately held issuers generally will be made by a fund’s managers based on their assessment of the particular transactions or other matters at issue.

Lazard Asset Management LLC (“Lazard”).  As a fiduciary, Lazard is obligated to vote proxies in the best interests of clients. Lazard has adopted a written policy (the “Policy”) that is designed to ensure that the firm satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests and within the framework of the Policy.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard’s policy is to vote proxies on a given issue the same for all clients. The Policy is based on the view that, in the role as investment adviser, Lazard must vote proxies based on what the firm believes will maximize shareholder value as a long-term investor and that the votes Lazard casts on behalf of all clients are intended to accomplish that objective.

Administration and Implementation of Proxy Voting Process.  Lazard’s proxy-voting process is administered by the firm’s Proxy Operations Department (“ProxyOps”), which reports to Lazard’s chief operating officer. Oversight of the process is provided by Lazard’s legal/compliance department and by a Proxy Committee consisting of senior Lazard officers. To assist the firm in proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by RiskMetrics Group, Inc. (“RMG”), one of the world’s largest providers of proxy-voting services. RMG provides Lazard with independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of clients, with respect to both U.S. and non-U.S. securities.

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that Lazard should vote for or against a proposal or that a proposal should be considered on a case-by-case basis. Lazard believes that the firm’s portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The manager of ProxyOps may also consult with Lazard’s chief compliance officer or the Proxy Committee concerning any proxy agenda or proposal.

Types of Proposals.  Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

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Conflicts of Interest.  The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against) or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently RMG. If the recommendations of the two services offered by RMG, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services and will defer to the majority recommendation. If a third independent source is not available, Lazard will follow the recommendation of RMG’s Proxy Advisor Service.

Loomis, Sayles & Company, L.P. (“Loomis”).  Loomis uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis has voting authority. Each Proxy Voting Service has a copy of Loomis’ proxy voting procedures (“Procedures”) and provides vote recommendations and/or analysis to Loomis based on the Proxy Voting Services’ own research. Loomis will generally follow the firm’s express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis’ Proxy Committee has established these routine policies in what the Proxy Committee believes are the best investment interests of Loomis’ clients.

The specific responsibilities of the Proxy Committee include (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general; (2) oversight of the proxy voting process, including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate; and (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis has established several policies to ensure that proxy votes are voted in clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis will generally consider the recommendations of the Proxy Voting Services in making voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of the firm’s clients, then the Proxy Committee may use discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis may have; and (2) if any material conflict is found to exist, excluding anyone at Loomis who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

Lord, Abbett & Co. LLC (“Lord Abbett”).  Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding shareholder voting. The Proxy Policy Committee consists of the chief investment officer, director of domestic equity portfolio management, director of international equity, director of research and

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general counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and to recommend how to vote on those issues and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records. While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on the firm’s proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Lord Abbett funds, their shareholders and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett has implemented a three-pronged approach to the proxy voting process, which is described more fully as follows:

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In cases where Lord Abbett deems a client’s position in a company to be material, the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

In cases where Lord Abbett deems all clients’ positions in a company to be non-material, the chief administrative officer for the Investment Department is responsible for determining how to vote the security. The chief administrative officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor or other sources to determine how to vote. Once a voting decision has been made, the chief administrative officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

Lord Abbett has identified certain types of proxy proposals that the firm considers purely administrative in nature and as to which Lord Abbett will always vote in favor. The Proxy Group is authorized to vote in favor of such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name; and (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time or location).

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position and Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

Conflicts of Interest.  Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. The firm has adopted safeguards designed to ensure that conflicts of interests are identified and resolved in the clients’ best interests rather than Lord Abbett’s. Generally, when a potential conflict of interest arises, Lord Abbett adheres to the firm’s voting guidelines on the issue or, if the guidelines do not address the particular issue, Lord Abbett would follow the Proxy Advisor’s recommendation.

Lord Abbett maintains a list of all publicly held companies for which one of the Lord Abbett Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If the Lord Abbett Fund owns stock in such a company and if Lord Abbett decides not to follow the Proxy Advisor’s recommendation concerning a proxy proposal involving the company, Lord Abbett will notify the related Lord Abbett Fund’s Proxy Committee and seek voting instructions from that committee. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Lord Abbett Fund’s Proxy Committee regarding the company.

Lord Abbett also maintains a list of all publicly held companies (including any subsidiaries of such companies) that have a significant business relationship with Lord Abbett. A “significant business relationship” for this

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purpose means: (1) a broker dealer firm that is responsible for one percent or more of the Lord Abbett Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Lord Abbett Funds. For proxy proposals involving such companies, Lord Abbett will notify the Lord Abbett Funds’ Proxy Committees and seek voting instructions from the committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

Summary of Voting Guidelines.  Lord Abbett maintains guidelines that the firm normally follows in voting proxies. These voting guidelines reflect Lord Abbett’s general views. Lord Abbett reserves the flexibility to vote in a manner contrary to the firm’s general views on particular issues if Lord Abbett believes doing so is in the best interests of clients, including the funds and their shareholders. Many different specific types of proposals may arise under the broad categories outlined in the guidelines, and it is not possible to contemplate every issue on which Lord Abbett may be asked to vote. Accordingly, Lord Abbett will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that the firm believes are relevant.

Marsico Capital Management, LLC (“Marsico”).  Marsico’s policy is to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which the firm has voting authority in the best interests of Marsico’s clients, as summarized here.

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Marsico’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under Marsico’s investment discipline, one of the qualities that Marsico generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because Marsico believes that the management teams of most companies the firm invests in generally seek to serve shareholder interests, Marsico believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

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In certain circumstances, Marsico’s vote-by-vote analysis of proxy proposals could lead the firm to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as Marsico may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, Marsico may, in the firm’s sole discretion, vote against a management or board recommendation (or abstain or take no action) based on analysis if such a vote appears consistent with the best interests of clients.

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Marsico may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that Marsico has decided to sell, proxies issued for securities that Marsico did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Marsico) or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements. Marsico may also abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if Marsico may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

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In circumstances when there may be an apparent material conflict of interest between Marsico’s interests and clients’ interests in how proxies are voted (such as when Marsico knows that a proxy issuer is also a Marsico client), Marsico generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, by voting the proxies as recommended by an independent service provider or by abstaining or taking no action. In other cases, Marsico might use other procedures to resolve an apparent material conflict.

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Marsico may use an independent service provider to assist in voting proxies, keep voting records and disclose voting information to clients. Marsico’s Proxy Voting Policy and reports describing the voting of a client’s proxies are available to the client on request.

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•

Marsico seeks to ensure that, to the extent reasonably feasible, proxies for which Marsico receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under Marsico’s Proxy Voting Policy and Procedures. Marsico may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations or other factors beyond Marsico’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian or ballots for which Marsico does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

McKinley Capital Management, LLC (“McKinley Capital”).  McKinley Capital is generally (unless otherwise agreed to in writing by a client and McKinley Capital) contractually authorized and obligated to vote proxies on behalf of the firm’s discretionary client accounts. McKinley Capital (or as described in individual client agreements) exercises voting authority over client proxies and adopts policies and procedures reasonably designed to ensure that McKinley Capital (i) votes proxies in the best interest of its clients; (ii) discloses relevant information; (iii) discloses how clients may obtain information regarding individual security proxy votes cast on behalf of the client; and (iv) maintains appropriate books and records relating to actual proxy voting proposals.

McKinley Capital has contracted with a professional proxy voting administration servicing agency, in order to more effectively and efficiently comply with the regulations. McKinley Capital hired RiskMetrics Group, Inc. (“RMG”) as the firm’s agent for administrative, clerical, functional and recordkeeping services. McKinley Capital recognizes that each proxy must be evaluated on the proxy’s own merits. Factors such as a company’s organizational structure, executive and operational management, board and corporate culture and high profile economic, environmental and social issues are all key elements in the voting process. RMG is generally responsible for (i) providing McKinley Capital with analytical and independent research and advice on all proxy proposals; (ii) notifying McKinley Capital of proxy proposals in advance of the meeting cut-off date; (iii) voting all proxies on behalf of McKinley Capital and individual clients (as applicable and provided for via contract); (iv) maintaining appropriate books and records; (v) providing McKinley Capital with quarterly/annual reports; and (vi) providing McKinley Capital with additional support as from time to time agreed upon.

At least annually, or more often as needed, the portfolio management team and compliance officer will review the RMG voting guidelines and suggestions for individual proposals. McKinley Capital will then, based on internal and external research and careful consideration for all applicable clients, provide RMG with the firm’s general voting decisions. All proposals marked as referral or case-by-case situations will be individually reviewed and voted by McKinley Capital as soon as notification is received from RMG. Clients providing McKinley Capital with individual voting policies will be notified of any special situations as the information becomes available.

Although McKinley Capital is unaffiliated with any publicly traded entities, due to the diversity of the firm’s client base, corporate location and board of directors’ possible affiliations, conflicts of interest may occasionally arise. In such instances, McKinley Capital will vote the shares in accordance with RMG recommended guidelines and client guidelines as previously defined. Should a conflict directly and materially affect the continued business activities of McKinley Capital or directly and materially involve an officer or director of McKinley Capital, the firm will recuse itself from voting in those specific instances and will seek to obtain client directed votes or, in certain instances, may engage third party proxy voting services from RMG or an affiliate to vote any shares for which McKinley Capital has voting power. Such instances may include, but are not limited to, publicly traded companies (i) on which McKinley Capital’s board chairman, chief executive officer or chief investment officer also serve; (ii) which are clients of McKinley Capital; and/or (iii) with whom McKinley Capital and/or the firm’s board and/or executive officers may have a personal or significant relationship and/or affiliation.

Clients that self-direct proxy voting policies should be aware that McKinley Capital may vote other client shares in a manner inconsistent with the client’s vote and that other similar conflicts of interest may arise. In addition, foreign proxy voting notification and distribution policies and procedures may significantly differ from those that

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are standard for companies registered in the United States. Meeting notification and voting capability timelines may be extremely truncated and may be further exacerbated by time zones. Therefore, occasions may arise where RMG and/or McKinley Capital may not receive the proxy information with sufficient time to vote the proxies. McKinley Capital will, at all times, seek to vote every proxy for every applicable security and account; however, there can be no guarantees that the firm will be able to do so. All unvoted proxies will be so noted in the quarterly and annual compliance reports. In order to minimize such situations, McKinley Capital will also discuss these specific companies and alternative solutions with the proxy voting agent during periodic due diligence and annual contract renewal meetings.

MFS Institutional Advisors, Inc. (“MFSI”).  Massachusetts Financial Services Company, MFSI, MFS International (UK) Limited, MFS Heritage Trust Company and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from clients. These comments are carefully considered when MFS reviews these guidelines and revises them as appropriate.

The administration of the MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing or sales. The MFS Proxy Voting Committee:

•	Reviews the MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

•

Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override the MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed

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by the MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); and

•	Considers special proxy issues as they may arise from time to time.

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or MFS subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of the firm’s investment management business, MFS believes that the potential for actual material conflict of interest issues is small. Nonetheless, precautions have been developed to assure that all proxy votes are cast in the best long-term economic interest of clients. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined in the following paragraph, MFS will review the securities holdings reported by the investment professionals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or an MFS subsidiary to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with the MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding the MFS Proxy Voting Policies and Procedures; (ii) matters presented for vote are not governed by the MFS Proxy Voting Policies and Procedures; (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote; or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions) (collectively, “Non-Standard Votes”), the MFS Proxy Voting Committee will follow these procedures:

•	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

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If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

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If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

•

For all potential material conflicts of interest identified in the prior bullet, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

MFS, on behalf of the firm and certain clients (including the MFS Funds), has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions. Proxies are voted in accordance with the MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to the MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or

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judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which the firm may take into account in deciding how to vote. MFS uses the research of the Proxy Administrator to identify (i) circumstances in which a board may have approved excessive executive compensation; (ii) environmental and social proposals that warrant consideration; or (iii) circumstances in which a non-U.S. company is not in compliance with local governance best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with the MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts and to minimize the potential that proxy solicitors, issuers or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues or shareholder proposals relating to environmental and social issues), a representative of the MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts. However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in the policies.

Mondrian Investment Partners Ltd. (“Mondrian”).  Mondrian will vote proxies on behalf of clients pursuant to the firm’s Proxy Voting Policies and Procedures (the “Procedures”). To help make sure that Mondrian votes client proxies in accordance with the Procedures and in the best interests of clients, it has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the proxy voting process. The Committee consists of the following Mondrian personnel (i) two investment staff; (ii) chief operating officer; and (iii) chief compliance officer. The Committee will meet as necessary to help Mondrian fulfill its duties to vote proxies for clients.

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the “proxy voting season” and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow Mondrian to vote proxies in a manner consistent with the goal of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by Mondrian. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, Mondrian will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies and to mitigate conflicts of interest, Mondrian has contracted with an independent company, RiskMetrics Group, Inc. (“RMG”), to use its ISS Governance Services. Both RMG and the client’s custodian monitor corporate events for Mondrian. Mondrian gives an authorization and letter of instruction to the client’s custodian who then forwards proxy materials it receives to RMG so that RMG may vote the proxies. On approximately at least a monthly basis, Mondrian will send RMG an updated list of client accounts and security holdings in those accounts so that RMG can update its database and is aware of which proxies it will need to vote on behalf of Mondrian clients. If needed, the Committee has access to these records.

Mondrian provides RMG with the Procedures to use to analyze proxy statements on behalf of Mondrian and its clients, and RMG is instructed to vote those proxy statements in accordance with the Procedures. After receiving the proxy statements, RMG will review the proxy issues and vote them in accordance with Mondrian’s Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, RMG will look

Statement of Additional Information	B-15

at the relevant facts and circumstances and research the issue to determine how the proxy should be voted so that the proxy is voted in the best interests of the client and in accordance with the parameters described in the Procedures generally and specifically with the Proxy Voting Guidelines. If the Procedures do not address a particular proxy issue, RMG will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures provided by Mondrian. After a proxy has been voted, RMG will create a record of the vote in order to help Mondrian comply with the firm’s duties. If a client provides Mondrian with its own proxy voting guidelines, Mondrian will generally forward the client’s guidelines to RMG who will create specific instructions for that client which Mondrian will follow in order to vote the client’s proxies pursuant to those guidelines.

The Committee is responsible for overseeing RMG proxy voting activities for Mondrian’s clients and will attempt to ensure that RMG is voting proxies pursuant to the Procedures. There may be times when Mondrian believes that the best interests of the client will be better served if it votes a proxy counter to a RMG recommended vote on that proxy. In those cases, the Committee will generally review the research provided by RMG on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with Mondrian’s Procedures and in the best interests of the client.

Mondrian will attempt to vote every proxy which it or it’s agents receive when a client has given it the authority and direction to vote such proxies. However, there are situations in which Mondrian may not be able to process a proxy. For example, Mondrian may not have sufficient time to process a vote because it or its agents received a proxy statement in an untimely manner. Use of a third party service, such as RMG, and relationships with multiple custodians help avoid situations where Mondrian is unable to vote a proxy.

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of Mondrian may not be influenced by outside sources that have interests which conflict with the interests of Mondrian clients when voting proxies for such clients. Because the majority of client proxies are voted by RMG pursuant to the Procedures, Mondrian will not necessarily have to make real-time determinations as to how to vote a particular proxy, thereby largely eliminating conflicts of interest for Mondrian from the proxy voting process. In the limited instances where Mondrian is considering voting a proxy contrary to an RMG recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Mondrian or affiliated persons of the firm. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in the Procedures. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and the recommendation provided by RMG and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and is in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy, or they will be required to vote the proxy in accordance with the RMG original recommendation. Documentation of the reasons for voting contrary to the RMG recommendation will generally be retained by Mondrian.

Northern Trust Investments, Inc. (“NTI”).  NTI has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which NTI has voting discretion. Under the Proxy Voting Policy, shares are to be voted in the best interests of clients.

A Proxy Committee comprised of senior NTI investment and compliance officers has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. NTI has retained an independent third party (the “Service Firm”) to

B-16	GuideStone Funds

review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines.

The Proxy Guidelines provide that NTI will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that NTI will generally vote in favor of proposals to: (1) repeal existing classified boards and elect directors on an annual basis; (2) adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy); (3) lower supermajority shareholder vote requirements for charter and bylaw amendments; (4) lower supermajority shareholder vote requirements for mergers and other business combinations; (5) increase common share authorizations for a stock split; (6) implement a reverse stock split; and (7) approve an employee stock ownership plan or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans. The Proxy Guidelines also provide that NTI will generally vote against proposals to: (1) classify the board of directors; (2) require that poison pill plans be submitted for shareholder ratification; (3) adopt dual class exchange offers or dual class recapitalizations; (4) require a supermajority shareholder vote to approve mergers and other significant business combinations; (5) require a supermajority shareholder vote to approve charter and bylaw amendments; and (6) adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors. In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of clients. In exercising discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of the company’s management, the role of outside directors and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. For example, a particular proposal may be acceptable standing alone but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

NTI may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, NTI may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, NTI may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. NTI may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which NTI has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a fund. NTI seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including, without limitation, the following: (i) voting in accordance with the Proxy Guideline based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking instructions from the board of trustees; or (iv) by voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which NTI does not

Statement of Additional Information	B-17

have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

NTI may choose not to vote proxies in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at NTI who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed previously to any such recommendation.

Pacific Investment Management Company LLC (“PIMCO”).  PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”). The Proxy Policy has been adopted by each of PIMCO Funds, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO ETF Trust as the policies and procedures that PIMCO will use when voting proxies. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of PIMCO, on behalf of each fund, with respect to debt securities, including, but not limited to, plans of reorganization and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the funds and their shareholders.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist the firm in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of the research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable fund’s portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a fund. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt or equity security if: (1) the effect on the applicable fund’s economic interests or the value of the portfolio holding is insignificant in relation to the fund’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable fund, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that not voting on the proxy is consistent with the firm’s fiduciary obligations.

In the event that the Proxy Voting Service does not provide a recommendation or the portfolio managers of a fund propose to override a recommendation by the Proxy Voting Service, and for all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable fund or between the fund and another fund or PIMCO-advised account. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable fund, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by

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pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a fund, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between a fund and one or more other funds or PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two funds or accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each fund’s or account’s best interests if the conflict exists between funds or accounts managed by different portfolio managers.

PIMCO will supervise and periodically review the firm’s proxy voting activities and the implementation of the Proxy Policy.

Payden & Rygel.  Payden & Rygel expects to fulfill the firm’s fiduciary obligation to clients by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client’s interests to its own. To that end, Payden & Rygel has a Proxy Voting Committee to consider any issues related to proxy matters. Payden & Rygel considers all aspects of the issues presented by a proxy matter, and depending upon the particular client requirement, Payden & Rygel may vote differently for different clients on the same proxy issue.

Absent special client circumstances or specific client policies or instructions, Payden & Rygel will (i) vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer; (ii) vote for programs that permit an issuer to repurchase the issuer’s own stock; (iii) vote against management proposals to make takeovers more difficult; (iv) vote for proposals that support board independence; and (v) vote for responsible social policies that are designed to advance the economic value of the issuer.

To ensure that proxy votes are voted in the client’s best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows: (i) if one of Payden & Rygel’s general proxy voting policies applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy (assuming that the policy in question furthers the interests of the client and not of Payden & Rygel); and (ii) if the general proxy voting policy does not further the interests of the client, Payden & Rygel will seek specific instructions from the client.

Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies, the Proxy Voting Committee shall determine the manner of voting the proxy in question.

Philadelphia International Advisors, L.P. (“PIA”).  PIA has responsibility to see that proxies are appropriately voted. PIA votes all proxies in accordance with the firm’s general proxy policy unless otherwise specifically instructed by the client in writing. PIA has retained RiskMetrics Group, Inc. (“RMG”), an independent third party proxy server, to provide fundamental research on proxies and subsequent recommendations. Proxies are voted by RMG in accordance with their proxy voting guidelines with the intent of serving the best interests of PIA’s clients. RMG will inform PIA’s proxy administrator of any proxies that do not fall within the adopted guidelines.

PIA has developed a proxy policy to serve the collective interests of the firm’s clients, and accordingly, will generally vote pursuant to the policy when conflicts of interest arise. When there are proxy voting proposals that give rise to conflicts of interest, the proxy shall be voted consistent with the recommendations of RMG provided that PIA believes that such a vote is consistent with the best interests of clients.

Rainier Investment Management, Inc.® (“Rainier”).  As an investment adviser, Rainier is a fiduciary that owes each client duties of care and loyalty with respect to all services undertaken on the client’s behalf, including

Statement of Additional Information	B-19

proxy voting. When the firm has proxy voting authority, the duty of care requires Rainier to monitor corporate events and to vote the proxies. Rainier will analyze each proxy on a case-by-case basis, informed by the firm’s guidelines, subject to the requirement that all votes shall be cast solely in the long-term interest of clients and will not subrogate client interest to the firm’s own. Rainier’s guidelines are intended to cover the most significant and frequent proxy issues that arise, and the firm will revise the guidelines as events warrant. The oversight of the Rainier proxy policy shall be administered by the Proxy Policy Committee. The chairman and the Proxy Policy Committee members shall be named by Rainier’s Board of Directors and generally are made up of equity portfolio managers and any other employee the Board of Directors deems appropriate. The Proxy Policy Committee meets as often as necessary to meet the committee’s obligations under the policy, but no less frequently than once each calendar year.

Rainier votes on a pre-established set of policy guidelines and on the recommendations of an independent third party, RiskMetrics Group, Inc. (“RMG”). RMG makes recommendations based on independent, objective analysis of the economic interests of shareholders. This process ensures that Rainier votes in the best interests of advisory clients and mutual fund shareholders and insulates the firm’s voting decisions from any potential conflicts of interest. Rainier relies on the recommendations of RMG and retains ultimate responsibility for the votes. Subject to the Proxy Policy Committee procedures, the firm has the ability to override RMG vote recommendations on a case-by-case basis on: (i) issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines; and (ii) issues that RMG considers on a case-by-case basis. Rainier will only do so, however, if the firm believes a different vote is in the best interests of clients and mutual fund shareholders.

To the extent Rainier desires to override RMG’s vote recommendations for the reasons noted above, the Proxy Policy Committee will consider whether the proxy voting decision poses a material conflict between Rainier’s interest and that of the relevant clients. If the Proxy Policy Committee determines that a proxy proposal raises a material conflict between Rainier’s interests and a client’s interest, Rainier will resolve such a conflict in the manner described below, in the firm’s discretion:

(i)	Rainier may follow the recommendation of another nationally recognized third-party proxy advisory service, document the firm’s reasons for overriding RMG and vote in accordance with the recommendation of the other third party;

(ii)	Rainier may decide independently how to vote the proxies notwithstanding the firm’s material conflict of interest, provided Rainier carefully and fully documents the reasons for voting in the manner proposed;

(iii)	Rainier may, in the firm’s discretion, disclose the conflict to each affected client and vote as directed by the client if Rainier receives a timely response from the client (and Rainier may abstain from voting in the absence of a timely client response);

(iv)	Rainier may erect information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict;

(v)	Rainier may abstain from voting on the proposal if: (a) Rainier determines that an abstention is in the best interest of the affected clients as a whole, (b) the expected benefit to the affected clients as a whole of voting the proxy exceeds the costs of voting the proxy, (c) Rainier concludes that the value of the affected clients’ economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) Rainier has not received a timely response from the client; or

(vi)	Rainier may implement any other procedure that results in a decision that is demonstrably based on the client’s best interest and not the product of the conflict.

RREEF America L.L.C. (“RREEF”).  RREEF follows the Deutsche Asset Management (“AM”) Global Proxy Voting Policy and Guidelines (the “Policy”). The Policy implements standards that are reasonably designed to ensure that proxies are voted in the best economic interest of clients. The Policy outlines the responsibilities of the Global Proxy Voting Sub-Committee (“GPVSC”), which oversees AM’s proxy voting activities. The Policy also provides standards to address conflicts of interest and improper influence in reference to proxy voting. The proxy voting policies set forth standards that are designed to ensure that material conflicts of interest are avoided

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and/or resolved in a manner consistent with AM’s fiduciary role and the best economic interests of clients. Generally, under normal circumstances, AM votes proxies in accordance with the firm’s pre-determined proxy voting guidelines. In the limited circumstances where the GPVSC evaluates and votes a particular proxy, the GPVSC shall vote those proxies in accordance with what GPVSC, in good faith, determines to be the best economic interests of clients. If AM determines, however, that a material conflict of interest exists with respect to a particular proxy that is being considered by the GPVSC, AM will either follow (i) the instructions obtained from affected clients, if time permits; or (ii) the recommendations of an independent third-party proxy voting specialist.

Sands Capital Management, LLC (“Sands”).  Sands’ policies and procedures are designed to ensure that Sands is administering proxy voting matters in a manner consistent with the best interests of client and with the firm’s fiduciary duties under applicable law. Sands seeks to discharge the firm’s fiduciary duty to clients for whom Sands has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of clients. Sands believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, Sands will vote on most issues presented in accordance with the company’s management, unless Sands determines that voting in accordance with the company’s management recommendation would adversely affect the investment merits of owning the stock. However, Sands will consider each issue on its own merits and will not support the position of the company’s management in any situation where, in Sands’ judgment, the recommendation would not be in the best interests of the client to do so.

Sands has established a Proxy Committee that is responsible for (i) the oversight and administration of proxy voting on behalf of Sands’ clients, including developing, authorizing, implementing and updating Sands’ proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research and other services intended to facilitate the proxy voting decisions made by Sands. The Proxy Committee has established guidelines that are applied generally and not absolutely, such that Sands’ evaluation of each proposal will be performed in the context of the guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.

Generally, Sands will vote against proposals to eliminate cumulative voting. Sands will vote on a case-by-case basis mergers, acquisitions, corporate restructurings, spin-offs, proposals to increase the number of shares of common stock authorized for issue, executive and director compensation plans (including stock option plans) and social issues with a view toward promoting good corporate citizenship.

For purposes of identifying conflicts, the Proxy Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by Sands’ employees and other information known by a member of the Proxy Committee. The Proxy Voting Committee may determine that Sands has a conflict of interest as a result of the following: (1) significant business relationship which may create an incentive for Sands to vote in favor of management; (2) significant personal or family relationships, meaning those that would be reasonably likely to influence how Sands votes the proxy; and (3) contact with Proxy Committee members for the purpose of influencing how a proxy is to be voted.

In the event that the Proxy Committee determines that Sands has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to Sands’ conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then Sands may vote the proxy in accordance with the recommendation of the analyst. In the event that the Proxy Committee determines that Sands has a material conflict of interest with respect to a proxy proposal, Sands will vote on the proposal in accordance with the determination of the Proxy Committee. Alternatively, prior to voting

Statement of Additional Information	B-21

on the proposal, Sands may (i) contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party; or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how Sands will vote on the proposal. Sands may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.

Shenkman Capital Management, Inc. (“Shenkman”). When Shenkman has discretion to vote the proxies of clients, the firm will vote those proxies in the best interest of clients and in accordance with the Proxy Voting Policy and Procedures.

Shenkman will review the securities held in the firm’s discretionary client accounts on a regular basis to confirm that copies of all proxy solicitation materials concerning such securities were received. Shenkman will vote all proxies on behalf of discretionary client accounts after carefully considering all proxy solicitation materials and other information and facts the firm deems relevant. A portfolio manager will make all voting decisions on behalf of a discretionary client account based solely on his/her determination of the best interests of that account. The portfolio manager will send his/her decision on how Shenkman will vote a proxy to the firm’s Portfolio Administration Department, which will be responsible for making sure the proxy has been completed and returned to the issuer and/or the custodian in a timely and appropriate manner. Shenkman will use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

Shenkman’s general counsel shall monitor the firm’s processing of proxy statements to assure that all proxy statements are handled and processed in accordance with the Proxy Voting Policy and Procedures. The general counsel will designate one or more team members of the firm to be responsible for ensuring that all proxy statements are received and that Shenkman responds to them in a timely manner.

Shenkman will review all proxy solicitation materials the firm receives concerning securities held in a discretionary client account. Shenkman will evaluate all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when appropriate and when reasonably available. In the absence of specific voting guidelines from a client, Shenkman will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Shenkman believes that voting proxies in accordance with the firm’s guidelines is in the best interests of clients.

Due to the size and nature of Shenkman’s operations and the firm’s limited affiliations in the securities industry, Shenkman does not expect that material conflicts of interest will arise between the firm and a discretionary client account over proxy voting. Shenkman recognizes, however, that such conflicts may arise from time to time, such as, for example, when Shenkman or one of the firm’s affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or reappointment as a director of a company. If a material conflict of interest arises, Shenkman will determine whether voting in accordance with the voting guidelines is in the best interests of the client. Under no circumstances will Shenkman place the firm’s own interests ahead of the interests of discretionary client accounts in voting proxies.

If Shenkman determines that the Proxy Voting Policy and Procedures do not adequately address a material conflict of interest related to a proxy, Shenkman will provide the affected client with copies of all proxy solicitation materials received by the firm with respect to that proxy, notify that client of the actual or potential conflict of interest, and of Shenkman’s intended response to the proxy request (which response will be in accordance with the Proxy Voting Policy and Procedures), and request that the client consent to Shenkman’s intended response. If the client consents to the firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, Shenkman will vote the proxy as described in the notice. If the client objects to the firm’s intended response, Shenkman will vote the proxy as directed by the client.

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STW Fixed Income Management LLC (“STW”).  STW acts a discretionary investment adviser and sub-adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and investment companies (open-end or closed-end fund) registered under the 1940 Act (“Advised Fund”). STW’s authority to vote proxies is established through investment advisory agreements with clients. STW votes all proxies for all clients for which the firm has been specifically delegated such authority and with respect to all ERISA clients (unless the ERISA client expressly reserves the authority to do so). If a particular investment advisory agreement is silent with respect to STW’s authority related to proxies, then STW contacts the client in the event the firm receives a proxy to determine whether the client would like to vote the proxy or whether the client would like to delegate such authority to STW. In such situations, STW maintains a written record of any authority either reserved by the client or delegated to STW. To the extent that STW does not receive any instructions from a client, STW votes the proxy.

STW manages investment grade fixed-income securities and is rarely required to vote proxies on behalf of clients. When STW is required to do so, STW’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). STW acts in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

After receiving a proxy, STW obtains information relevant to voting the proxy. STW evaluates each proxy and votes in a way that the firm believes is in the best interest of the client. Prior to voting a proxy, STW attempts to identify any material conflicts of interest that might exist with respect to a given proxy. If a material conflict of interest is identified, STW determines how such conflict of interest should be addressed and fully discloses the conflict of interest to the affected client before voting the proxy. If a material conflict of interest cannot be resolved and the client does not wish to independently vote or direct the vote of such proxy, STW will discuss using an independent third party to vote the proxy in the client’s best interest.

Corporate bondholder actions, including tender offers, rights offerings and exchanges, are given the same considerations as proxies under this policy. STW’s policy is to not advise or act on behalf of clients in any legal proceedings, including bankruptcies and class actions, involving securities held or previously held by a client or the issuer of securities.

TCW Asset Management Company (“TCW”).  Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted proxy voting guidelines and procedures (the “Guidelines”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee) and duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with contractual obligations.

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal

Statement of Additional Information	B-23

of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW’s underlying philosophy, however, is that the firm’s portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee and an Outside Service.

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he/she will obtain the approval of TCW’s director of research (the “Director of Research”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes the vote is appropriate, he/she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises and there is no predetermined vote, or the Guidelines themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW. A relationship will be deemed not to be material, and no further conflict analysis will be required if the assets managed for that client by TCW represent, in the aggregate, 0.25% or less of TCW’s total assets under management. On the other hand, if the assets managed for that client by TCW exceed, in the aggregate, 0.25% of TCW’s total assets under management, then the Proxy Committee will investigate whether the relationship should be deemed to be material under the particular facts and circumstances. If the relationship is deemed not to be material, then no further conflict analysis will be required. If a material conflict is deemed to have arisen, then TCW will refrain completely from exercising discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Second, a potential conflict of interest may arise because an employee of TCW sits on the board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any board seats in public companies held by TCW personnel. If the Proxy Specialist confirms that such board member is not the portfolio manager, and that the portfolio manager has not spoken with such board member, then such conflict of interest will not be deemed to be material and no further conflict analysis will be required. If, on the other hand, either the particular board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that the Proxy Committee can determine and vote the securities. The vote by the Proxy Committee will be documented.

Third, a potential conflict of interest may arise if the issuer is an affiliate of TCW. It is currently not anticipated that this would be the case, but if this were to arise, TCW will refrain completely from exercising discretion with

B-24	GuideStone Funds

respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for independent consideration as to how the vote should be cast.

Finally, if any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Upon request, TCW provides proxy voting records to clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts.

TCW or the Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis and Retrieval ((EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

The Clifton Group Investment Management Company (“Clifton”).  Clifton acts as a discretionary investment adviser for various clients, which may include clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). While Clifton’s standard policy is to not vote proxies for clients, the firm’s authority to vote proxies or act with respect to other shareholder actions may be established through the delegation of discretionary authority under an investment advisory contract. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, in the investment management agreement or in a supplemental written communication, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, Clifton will vote all proxies and act on all other actions in a timely manner as part of the firm’s full discretionary authority over client assets in accordance with the proxy voting policies and procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

For proxies voted by Clifton, the firm receives proxies and votes them in a timely manner and in a manner consistent with the determination of the client’s best interests. Each proxy issue will be considered individually. Proxy voting may be different for different types of clients. Although many proxy proposals can be voted in accordance with established guidelines (the “Guidelines”), it is recognized that some proposals require special consideration which may dictate that an exception is made to the Guidelines.

Clifton will review all proxy proposals for conflicts of interest as part of the overall vote review process. Where a proxy proposal raises a material conflict between Clifton’s interests and a client’s interest, the firm will resolve such a conflict in one or more of the following manners: vote in accordance with the Guidelines; obtain consent of clients; and/or client directive to use an independent third party. To the extent that Clifton has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the firm will vote in accordance with the pre-determined voting policy. To the extent that Clifton has discretion to deviate from the Guidelines with respect to the proposal in question, the firm will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. If a client does not respond to such a conflict disclosure request or denies the request, Clifton will abstain from voting the securities held by the client’s account. Lastly, a client may, in writing, specifically direct Clifton to forward all proxy matters in which the firm has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. When the independent third party’s recommendations are received on a timely basis, Clifton will vote all such proxies in accordance with the third party’s recommendation; whereas, if the third party’s recommendations are not received in a timely manner, Clifton will abstain from voting the securities held by that client’s account.

Statement of Additional Information	B-25

TimesSquare Capital Management, LLC (“TSCM”).  TSCM may exercise voting authority for certain clients. TSCM has written policies and procedures with respect to the voting of proxies that are reasonably designed to ensure that TSCM votes proxies in the best interests of clients and that such votes are properly and timely exercised. Such policies include voting guidelines, which assist in evaluating proxy proposals, and procedures for dealing with conflicts of interest that may arise between the interests of TSCM, including the firm’s affiliates, and clients. TSCM will vote for proposals the firm believes will maximize shareholder value over the long-term and vote against proposals that are judged to have a material adverse impact on shareholder value or reduce shareholder rights. In exercising voting authority, TSCM considers the firm’s own research and the proxy research of an independent proxy agent. TSCM also utilizes an independent proxy agent to perform certain proxy administrative services, including monitoring positions for upcoming votes, obtaining proxies, voting proxies in accordance with TSCM’s authorization and recording proxy votes.

Tradewinds Global Investors, LLC (“Tradewinds”).  Tradewinds has adopted proxy voting policies and procedures for the voting of proxies over which the firm has voting authority, directly or indirectly. Tradewinds shall vote proxies in respect of securities owned by or on behalf of a client in the client’s best interests and without regard to the interests of the firm or any other of the firm’s clients. In addition, where Tradewinds shares investment discretion with regard to certain securities owned by or on behalf of clients with an advisory affiliate and proxy voting authority has been delegated to Tradewinds, the firm shall vote all such proxies in accordance with the Policy.

To provide centralized management to the proxy voting process, Tradewinds has established a Proxy Voting Committee (the “Committee”). The Committee is comprised of one senior investment professional who may seek the assistance of others, including investment, operations, legal or compliance personnel as necessary. The Committee’s responsibilities include: (i) supervising the proxy voting process, including the identification of material conflicts of interest involving Tradewinds and the proxy voting process in respect of securities owned by or on behalf of such clients; (ii) determining how to vote proxies relating to issues not covered by the Policy; and (iii) determining when Tradewinds may deviate from the Policy.

Unless the Committee otherwise determines ( and documents the basis for the decision) or as otherwise provided in the Policy, the Committee shall cause proxies to be voted in a manner consistent with the recommendations or guidelines of an independent third party proxy service or other third party. In most cases, Tradewinds has adopted the guidelines of and will generally vote in accordance with the recommendations of RiskMetrics Group, Inc. (“RMG”), as such guidelines may be updated from time to time with the following exceptions: (i) Tradewinds shall usually vote against any proposals for granting employee stock options; (ii) if RMG or Tradewinds does not receive information about the proxy vote in time to research the proxy issues and administer the vote (e.g., less than seven business days’ notice), the firm shall vote against management’s recommendations on all such issues on a best efforts basis; and (iii) Tradewinds will generally vote against the use or allowance of poison pill provisions. The applicable recommendations and guidelines employed by Tradewinds shall be referred to as the “Guidelines” and the “Recommendations,” respectively. As a general matter, unless otherwise restricted, Tradewinds reserves the right to override the applicable Recommendations or Guidelines in any situation where the firm believes that following such Recommendations or Guidelines is not in best interest of clients.

Where any material conflict of interest has been identified and the matter is covered by the applicable Recommendation or Guidelines, the Committee shall cause proxies to be voted in accordance with the applicable Recommendations or Guidelines. Where any material conflict of interest has been identified and is not covered by the applicable Recommendation or Guidelines, Tradewinds may (i) vote in accordance with the recommendation of an alternative independent third party (who may be a proxy voting service); or (ii) disclose the conflict to the client, obtain the client’s consent to vote and make the proxy voting determination itself (and document the basis for the decision).

Tradewinds may determine not to vote proxies in respect of securities of any issuer if the firm determines the vote would be in the clients’ overall best interests not to vote. Such determination may apply in respect of all

B-26	GuideStone Funds

client holdings of the securities or only certain specified clients, as Tradewinds deems appropriate under the circumstances. In addition, Tradewinds may decline to vote proxies where the voting would, in the firm’s judgment, result in some other financial, legal, regulatory disability or burden to Tradewinds or the client.

Turner Investment Partners, Inc. (“Turner”). Turner acts as a fiduciary in relation to the firm’s clients and the assets entrusted by them to manage. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by the firm’s client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, the firm’s own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies and shall vote all proxies relating to shares owned by client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that the firm does not receive in sufficient time to respond.

In order to carry out the firm’s responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services and its Proxy Voter Services (“PVS”) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided PVS with different direction.

PVS’s voting recommendations typically favor the interests of the shareholder/owner rather than a company’s management. Turner’s long-standing practice has been to follow voting guidelines of this type. Although Turner has not chosen PVS or its services for this reason, the firm’s engagement of PVS could be interpreted as helpful to maintaining or attracting clients or potential clients supportive of shareholder/owner rights. In this respect the engagement of PVS potentially presents a conflict of interest for Turner, which has a number of clients concerned with shareholder/owner rights, including, but not limited to, public plans and unions.

Notwithstanding the firm’s belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, the firm has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through the firm’s Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard. The Turner Proxy Committee has only very infrequently departed from the PVS recommendation, and clients should expect that the PVS recommendation will be followed for the vast majority of votes.

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Statement of Additional Information	B-27

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or the firm’s clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.

As discussed previously, Turner’s selection of PVS may be considered a potential conflict of interest. Turner will in all instances seek to resolve any conflicts of interests that may arise prior to voting proxies or selecting a proxy voting agent/research provider in a manner that reflects the best interests of the firm’s clients.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).  The proxy voting policy of UBS Global AM is based on the firm’s belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by the firm’s clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with the UBS Global AM proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM focuses on the following areas of concern when voting clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of UBS Global AM or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between the firm and its affiliates who conduct banking, investment

B-28	GuideStone Funds

banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing the firm’s proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the firm’s appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Western Asset Management Company and Western Asset Management Company Limited (together, “Western”).  As Western is a fixed-income only manager, the occassion to vote proxies is very rare. However, the firm has adopted and implemented proxy voting policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western’s contractual obligations to clients and all other relevant facts and circumstances at the time of the vote (such that the guidelines may be overridden to the extent the firm deems appropriate).

Western’s legal and compliance department is responsible for administering and overseeing the proxy voting process. Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in the procedures.

Legal and compliance department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in the procedures. For avoidance of doubt, depending on the best interest of each individual client, Western may vote the same proxy differently for different clients.

Western’s legal and compliance department reviews proxy issues to determine any material conflicts of interest. Issues to be reviewed include, but are not limited to, whether (i) Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company; (ii) Western or an officer or director of the firm or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and (iii) there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western obtains the client’s proxy voting instructions; and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle), Western seeks voting instructions from an independent third party.

Statement of Additional Information	B-29

You can learn more about the Fund, by requesting the following free documents:

Statement of Additional Information (“SAI”): Provides additional information about the Fund’s policies, investment restrictions, risks and business structure. The SAI is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports to Shareholders: Contains performance data and information on portfolio holdings for the last completed fiscal year or half year. The Annual Report also contains the auditor’s report and a discussion by management of the market conditions and investment strategies that significantly affected the Fund’s performance.

If you have questions or need information about your Plan account, contact your employer, your plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (1-888-984-8433) (7 a.m. to 6 p.m. Central time) Monday through Friday.

To request these free documents or for other information, you may call us at 1-888-98-GUIDE (1-888-984-8433) (7 a.m. to 6 p.m. Central time) Monday through Friday or contact us in writing at:

GuideStone Funds

2401 Cedar Springs Road

Dallas, TX 75201-1498

Visit our Website at www.GuideStoneFunds.org to access the Prospectus, SAI and Annual/Semi-Annual Reports.

You may also get free copies by:

•	Accessing them on the EDGAR Database on the SEC’s Website — www.sec.gov.

•	Reviewing and copying them at the SEC’s Public Reference Room in Washington D.C. (phone: 1-202-551-8090).

•

Requesting copies (you will be charged a duplicating fee) by writing the Public Reference Section of the SEC, Washington, D.C. 20549–1520 or by electronic request at the following e-mail address: publicinfo@sec.gov.

2401 Cedar Springs Road, Dallas, TX 75201-1498 1-888-98-GUIDE (1-888-984-8433) • www.GuideStoneFunds.org	Funds distributed by BNY Mellon Distributors Inc. 760 Moore Road, King of Prussia, PA 19406

15625 811-10263	4/11 2318

GUIDESTONE FUNDS

N-1A

PART C: OTHER INFORMATION

Item 28.	EXHIBITS:

(a)		Trust Instrument.
	1.	Certificate of Trust, dated February 29, 2000, filed in the State of Delaware, is incorporated herein by reference to the Initial Registration Statement on Form N-1A (No. 333-53432) filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 9, 2001 (“Initial Registration Statement”).

	2.	Trust Instrument, dated February 29, 2000, is incorporated herein by reference to the Initial Registration Statement.

	3.	Amended Certificate of Trust, dated March 12, 2001, filed in the State of Delaware, is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 27, 2009 (PEA No. 21”).

	4.	Amended and Restated Trust Instrument, dated June 15, 2004, is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on November 2, 2004 (“PEA No. 9”).

	5.	Amended and Restated Trust Instrument, dated August 5, 2005, is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 25, 2006 (“PEA No. 12”).

	6.	Amended Certificate of Trust, dated September 13, 2005, is incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 27, 2007 (“PEA No. 16”).

	7.	Amended and Restated Trust Instrument, dated May 15, 2007, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 30, 2008 (“PEA No. 18”).

(b)		By-Laws.
By-Laws of the Registrant, dated September 13, 2005, are incorporated herein by reference to PEA No. 12.

(c)		Instruments Defining Rights of Security Holders.
None.

(d)		Investment Advisory Contracts.
	1.	Form of Advisory Agreement with GuideStone Capital Management is herewith as EX-99(d)(1).

	2.	Form of Sub-Advisory Agreement with Aronson+Johnson+Ortiz, LP is incorporated herein by reference to Pre-Effective Amendment No. 2.

	3.	Form of Sub-Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (Nos 333-53432 and 811-10263) filed with the SEC on February 25, 2011 (“PEA No. 28”).

4.	Form of Sub-Advisory Agreement with BlackRock Advisors, LLC is incorporated by reference to PEA No. 29.

5.	Form of Sub-Advisory Agreement with BlackRock Financial Management, Inc. is incorporated herein by reference to PEA No. 15.

6.	Form of Sub-Advisory Agreement with Mondrian Investment Partners Ltd. is incorporated herein by reference to PEA No. 21.

7.	Form of Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. is incorporated herein by reference to Pre-Effective Amendment No. 2.

8.	Form of Sub-Advisory Agreement with Loomis, Sayles & Company, L.P. is incorporated herein by reference to Pre-Effective Amendment No. 2.

9.	Form of Sub-Advisory Agreement with Pacific Investment Management Company LLC is incorporated herein by reference to Pre-Effective Amendment No. 2.

10.	Form of Sub-Advisory Agreement with Payden & Rygel is incorporated herein by reference to Pre-Effective Amendment No. 2.

11.	Form of Sub-Advisory Agreement with Philadelphia International Advisors, L.P. is incorporated herein by reference to PEA No. 1.

12.	Form of Sub-Advisory Agreement with STW Fixed Income Management LLC is incorporated herein by reference to PEA No. 12.

13.	Form of Sub-Advisory Agreement with Western Asset Management Company is incorporated herein by reference to Pre-Effective Amendment No. 2.

14.	Form of Sub-Advisory Agreement with Northern Trust Investments, Inc. is incorporated herein by reference to PEA No. 28.

15.	Form of Sub-Advisory Agreement with TimesSquare Capital Management, LLC is incorporated herein by reference to PEA No. 9.

16.	Form of Sub-Advisory Agreement with Western Asset Management Company Limited is incorporated herein by reference to PEA No. 2.

17.	Form of Sub-Advisory Agreement with Marsico Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 29, 2008 (“PEA No. 17”).

18..	Form of Sub-Advisory Agreement with Lord, Abbett & Co. LLC is incorporated herein by reference to Pre-Effective Amendment No. 11 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 25, 2005 (“PEA No. 11”).

19.	Form of Sub-Advisory Agreement with Genesis Asset Managers, LLP is incorporated herein by reference to PEA No. 17.

20.	Form of Sub-Advisory Agreement with Sands Capital Management, LLC is incorporated herein by reference to PEA No. 12.

21.	Form of Sub-Advisory Agreement with Aronson+Johnson+Ortiz, LP is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on September 15, 2006 (“PEA No. 13”).

22.	Form of Sub-Advisory Agreement with TCW Investment Management Company is incorporated herein by reference to PEA No. 13.

23.	Form of Sub-Advisory Agreement with RREEF America L.L.C. is incorporated herein by reference to PEA No. 13.

24.	Form of Sub-Advisory Agreement with Western Asset Management Company is incorporated herein by reference to PEA No. 13.

25.	Form of Sub-Advisory Agreement with Western Asset Management Company Limited is incorporated herein by reference to PEA No. 13.

26.	Form of Sub-Advisory Agreement with Western Asset Management Company is incorporated herein by reference to PEA No. 17.

27.	Form of Sub-Advisory Agreement with Western Asset Management Company Limited is incorporated herein by reference to PEA No. 17.

28.	Form of Sub-Advisory Agreement with MFS Institutional Advisors, Inc. is incorporated herein by reference to PEA No. 17.

29.	Form of Sub-Advisory Agreement with UBS Global Asset Management (Americas) Inc. is incorporated herein by reference to PEA No. 17.

30.	Form of Sub-Advisory Agreement with Lazard Asset Management LLC is incorporated herein by reference to PEA No. 17.

31.	Form of Amended Sub-Advisory Agreement with AQR Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (No. 333-53432) as filed with the SEC on August 1, 2008 (“PEA No. 20”).

32.	Form of Sub-Advisory Agreement with Loomis, Sayles & Company, L.P. is incorporated herein by reference to Post-Effective Amendment No.19 to the Registration Statement on Form N-1A (No. 333-53432) as filed with the SEC on May 23, 2008 (“PEA No. 19”).

33.	Form of Sub-Advisory Agreement with Rainier Investment Management, Inc.® is incorporated herein by reference to PEA No. 21.

34.	Form of Sub-Advisory Agreement with Columbus Circle Investors is incorporated herein by reference to PEA No. 21.

35.	Form of Sub-Advisory Agreement with McKinley Capital Management, LLC is incorporated herein by reference to PEA No. 21.

36.	Form of Sub-Advisory Agreement with Columbus Circle Investors is incorporated herein by reference to PEA No. 21.

37.	Form of Sub-Advisory Agreement with BlackRock Financial Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (Nos. 333-53432 and 811-10263) filed with the SEC on May 29, 2009 (“PEA No. 24”).

	38.	Form of Sub-Advisory Agreement with The Clifton Group Investment Management Company is filed herewith as EX-99(d)(38).

	39.	Form of Sub-Advisory Agreement with Tradewinds Global Investors, LLC is incorporated herein by reference to PEA No. 28.

	40.	Form of Sub-Advisory Agreement with American Century Investment Management, Inc. is filed herewith as EX-99(d)(40).

	41.	Form of Sub-Advisory Agreement with Shenkman Capital Management, Inc. is filed herewith as EX-99(d)(41).

	42.	Form of Sub-Advisory Agreement with Turner Investment Partners, Inc. is filed herewith as EX-99(d)(42).

	43.	Form of Sub-Advisory Agreement with AQR Capital Management, LLC is filed herewith as EX-99(d)(43).

(e)		Underwriting Contracts.
	1.	Form of Underwriting Agreement with PFPC Distributors, Inc. is incorporated herein by reference to Pre-Effective Amendment No. 2.

	2.	Form of Exhibit A to Underwriting Agreement with PFPC Distributors, Inc. is incorporated herein by reference to PEA No. 24.

	3.	Form of Underwriting Agreement with BNY Mellon Distributors Inc. is incorporated herein by reference to PEA No. 28.

	4.	Form of Exhibit A to Underwriting Agreement with BNY Mellon Distributors Inc. is filed herewith as EX-99(e)(4).

(f)		Bonus or Profit Sharing Contracts.
Not Applicable.

(g)		Custodian Agreements.
	1.	Form of Custody Agreement with The Northern Trust Company is incorporated by reference to Pre-Effective Amendment No. 2

	2.	Amended Fee Schedule dated June 4, 2007 is incorporated herein by reference to PEA No. 18.

(h)		Other Material Contracts.
	1.	Form of Administration and Accounting Services Agreement with PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”) (formerly, PFPC Inc.) is incorporated herein by reference to Pre-Effective Amendment No. 2. Effective July 1, 2010, The Bank of New York Mellon Corporation purchased PNC Global Investment Servicing Inc. and its subsidiaries, including PNC Global Investment Servicing (U.S.) Inc., GuideStone Funds’ administrator, fund accounting and transfer agent, and PFPC Distributors, Inc, the Funds’ principal underwriter, from The PNC Financial Services Group, Inc. Also effective July 1, 2010, PNC Global Investment Servicing (U.S.) Inc. and PFPC Distributors, Inc. changed their names to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”) and BNY Mellon Distributors Inc., respectively.

	2.	Form of Amendment to Administration and Accounting Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 18.

	3.	Form of Exhibit A to the Administration and Accounting Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 24.

	4.	Form of Amendment to Administration and Accounting Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (No. 333-53432) as filed with the SEC on February 26, 2010 (“PEA No. 26”).

	5.	Form of Amendment to Administration and Accounting Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 26.

	6.	Form of Amendment to Administration and Accounting Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 26.

	7.	Form of Amendment to Administration and Accounting Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 28.

	8.	Form of Amendment to Administration and Accounting Services Agreement with BNY Mellon Investment Servicing is incorporated herein by reference to PEA No. 28.

	9.	Form of Exhibit A to Administration and Accounting Services Agreement with BNY Mellon Investment Servicing is filed herewith as EX-99(h)(9).

	10.	Form of Transfer Agency Services Agreement with PNC Global Investment Servicing (formerly, PFPC Inc.) is incorporated herein by reference to Pre-Effective Amendment No. 2.

	11.	Form of Amendment to Transfer Agency Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 21.

	12.	Form of Exhibit A to the Transfer Agency Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 24.

	13.	Form of Amendment to Transfer Agency Services Agreement with PNC Global Investment Servicing is incorporated herein by reference to PEA No. 28.

	14.	Form of Exhibit A to Transfer Agency Services Agreement with BNY Mellon Investment Servicing is filed herewith as EX-99(h)(14).

(i)		Legal Opinion.
Opinion of [ ] to be filed by subsequent amendment.

(j)		Other Opinions.
	1.	Consent of Independent Registered Public Accounting Firm. Consent of [ ] to be filed by subsequent amendment.

	2.	Power of Attorney.
Power of Attorney, dated May 15, 2001, is incorporated herein by reference to Pre-Effective Amendment No. 2.

	3.	Power of Attorney.
Power of Attorney, dated April 22, 2002, is incorporated herein by reference to PEA No. 1.

	4.	Power of Attorney.
Power of Attorney, dated September 16, 2004, is incorporated herein by reference to PEA No. 9.

	5.	Power of Attorney.
Power of Attorney, dated February 23, 2006, is incorporated herein by reference to PEA No. 12.

	6.	Power of Attorney.

Power of Attorney, dated February 23, 2007, is incorporated herein by reference to PEA No. 16.

	7.	Power of Attorney.
Power of Attorney, dated July 24, 2008, is incorporated herein by reference to PEA No. 20.

	8.	Power of Attorney.
Power of Attorney, dated February 25, 2010, is incorporated herein by reference to PEA No. 26.

	9.	Power of Attorney.
Power of Attorney, dated February 25, 2011, is incorporated herein by reference to PEA No. 28.

(k)		Omitted Financial Statements.
Not Applicable.

(l)		Initial Capital Agreements.
Letter Agreement with GuideStone Financial Resources of the Southern Baptist Convention (formerly, Annuity Board of the Southern Baptist Convention) is incorporated herein by reference to Pre-Effective Amendment No. 2.

(m)		Rule 12b-1 Plan.
None.

(n)		Rule 18f-3 Plan.
Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 is filed herewith as EX-99(n).

(p)		Codes of Ethics.
	1.	Code of Ethics of GuideStone Funds is incorporated herein by reference to PEA No. 18.

	2.	Code of Ethics of GuideStone Capital Management is incorporated herein by reference to PEA No. 18.

	3.	Code of Ethics of PFPC Distributors, Inc. is incorporated herein by reference to Pre-Effective Amendment No. 2.

	4.	Code of Ethics of Aronson+Johnson+Ortiz, LP is incorporated herein by reference to PEA No. 18.

	5.	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, LLC is incorporated herein by reference to PEA No. 28.

	6.	Code of Ethics of BlackRock Financial Management, Inc. is incorporated herein by reference to PEA No. 12.

	7.	Code of Ethics of Mondrian Investment Partners Ltd. is incorporated herein by reference to PEA No. 17.

	8.	Code of Ethics of Goldman Sachs Asset Management, L.P. is incorporated herein by reference to PEA No. 17.

	9.	Code of Ethics of Loomis, Sayles & Company L.P. is incorporated herein by reference to PEA No. 26.

10.	Code of Ethics of Northern Trust Investments, Inc. is incorporated herein by reference to PEA No. 15.

11.	Code of Ethics of Pacific Investment Management Company LLC is incorporated herein by reference to PEA No. 26.

12.	Code of Ethics of Payden & Rygel is incorporated herein by reference to PEA No. 12.

13.	Code of Ethics of Philadelphia International Advisors, L.P. is incorporated herein by reference to PEA No. 15.

14.	Code of Ethics of STW Fixed Income Management LLC is incorporated herein by reference to PEA No. 28.

15.	Code of Ethics of TCW Investment Management Company is incorporated herein by reference to PEA No. 18.

16.	Code of Ethics of Western Asset Management Company is incorporated herein by reference to PEA No. 28.

17.	Code of Ethics of TimesSquare Capital Management, LLC is incorporated herein by reference to PEA No. 15.

18.	Code of Ethics of Marsico Capital Management, LLC is incorporated herein by reference to PEA No. 21.

19.	Code of Ethics of RREEF America L.L.C. is incorporated herein by reference to PEA No. 13.

20.	Code of Ethics of MFS Institutional Advisors, Inc. is incorporated herein by reference to PEA No. 26.

21.	Code of Ethics of UBS Global Asset Management (Americas) Inc. is incorporated herein by reference to PEA No. 18.

22.	Code of Ethics of McKinley Capital Management, LLC is incorporated herein by reference to PEA No. 28.

23.	Code of Ethics of Lazard Asset Management LLC is incorporated herein by reference to PEA No. 21.

24.	Code of Ethics of AQR Capital Management, LLC is incorporated herein by reference to PEA No. 18.

25.	Code of Ethics of Rainier Investment Management, Inc.® is incorporated herein by reference to PEA No. 21.

26.	Code of Ethics of Columbus Circle Investors is incorporated herein by reference to PEA No. 21.

27.	Code of Ethics of Genesis Asset Managers, LLP is incorporated herein by reference to PEA No. 28.

28.	Code of Ethics of Sands Capital Management, LLC is incorporated herein by reference to PEA No. 21.

29.	Code of Ethics of Lord, Abbett & Co. LLC is incorporated herein by reference to PEA No. 21.

30.	Code of Ethics of The Clifton Group Investment Management Company is incorporated herein by reference to PEA No. 28.

31.	Code of Ethics of Tradewinds Global Investors, LLC is incorporated herein by reference to PEA No. 28.

32.	Code of Ethics of American Century Investment Management, Inc. is filed herewith as EX-99(p)(32).

33.	Code of Ethics of Shenkman Capital Management, Inc. is filed herewith as EX-99(p)(33).

34.	Code of Ethics of Turner Investment Partners, Inc. is filed herewith as EX-99(p)(34).

Item 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL OF THE FUND.

As provided for in the Agreement and Declaration of Trust and as disclosed in the prospectus, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) formerly, the Annuity Board of the Southern Baptist Convention (will, at all times, directly or indirectly, control the vote of at least 60% of the shares of each series of GuideStone Funds (the “Trust”). The Trust will refuse to accept any investment that would result in a change of such control. GuideStone Financial Resources is also the sole member of and therefore controls GuideStone Capital Management (the “Adviser”) formerly, SBC Financial Services, Inc., a Texas non-profit corporation, which serves as the Adviser to each series of the Trust and GuideStone Trust Services, formerly SBC Trust Services, Inc., a Texas corporation which serves as custodian of certain IRAs invested in series of the Trust. Thus, the Trust, the Adviser and GuideStone Trust Services are under the common control of GuideStone Financial Resources. GuideStone Financial Resources is a Texas non-profit corporation of which the Southern Baptist Convention, a Georgia nonprofit corporation, is the sole member.

Item 30.	INDEMNIFICATION.

A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant (“Covered Person”) to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding (“Action”) in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” (“Disabling Conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Registrant (“Independent Trustees”), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series (“Series”) of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Section 12 of the Advisory Agreement between the Adviser and the Registrant provides that the Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations thereunder, whether express or implied; provided, that this shall not be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

Section 5 of the Advisory Agreement between the Adviser and the Registrant provides that the Adviser shall indemnify the Registrant or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Registrant by reason of or arising out of any act or omission by the Adviser under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Registrant. Section 5 further provides that the Registrant shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all Losses incurred by the Adviser by reason of or arising out of any act or omission by the Registrant under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Registrant.

Section 8 of the Sub-Advisory Agreements between the Registrant, the Adviser and each Sub-Adviser to one or more Series, provides that the Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations thereunder, whether express or implied; provided, that this shall not be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

Section 9 of the Sub-Advisory Agreements between the Registrant, the Adviser and each Sub-Adviser to one or more Series provides that the Registrant and the Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Registrant and the Adviser under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Registrant and the Adviser.

Section 9 also provides that the Sub-Adviser shall indemnify the Registrant and the Adviser or any of their directors, officers, employees or affiliates for all Losses incurred by the Registrant and the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under the Agreement if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Registrant and the Adviser or the Registrant’s and the

Adviser’s breach of fiduciary duty to the Sub-Adviser.

Section 10 of the Distribution Agreement between the Registrant and BNY Mellon Distributors Inc. (“BNY Mellon Distributors”) provides that the Registrant agrees to indemnify and hold harmless BNY Mellon Distributors and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities arising directly or indirectly from any action or omission to act which BNY Mellon Distributors takes under the Agreement. Neither BNY Mellon Distributors, nor any of its affiliates shall be indemnified against any liability caused by BNY Mellon Distributors’ or its affiliates’ own willful misfeasance, bad faith, negligence, gross negligence or reckless disregard of its duties and obligations under the Agreement.

Section 20 of the Distribution Agreement between the Registrant and BNY Mellon Distributors Inc. provides that BNY Mellon Distributors shall look only to the assets of a Series for the Registrant’s performance of the Agreement by the Registrant on behalf of such Series, and neither the Trustees nor any of the Registrant’s officers, employees or agents, whether past, present or future, shall be personally liable therefore.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.

1.	GuideStone Capital Management:

GuideStone Capital Management (“GSCM”) is located at 2401 Cedar Springs Road, Dallas, Texas 75201. GSCM is a Texas non-profit corporation, is a registered investment adviser and offers investment management services to investment companies and other types of investors. Information as to the firm’s officers and directors is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Kirk Hudson Director	Universal Advisory Services	Managing Partner

Joseph D. Fail Director	Telephone Electronics Corp.	President

Gregory A. Bibb Director	Central Bank & Trust Company	Executive Vice President, Director of Risk Management

Jim Scrivner Director	Smith, Shew, Scrivner & Corbin, P.C.	Partner

John R. Jones President	GuideStone Financial Resources	Executive Vice President/Chief Operating Officer

Jeffrey P. Billinger Vice President and Treasurer	GuideStone Financial Resources	Chief Financial Officer, Treasurer and Executive Officer, Financial & Administrative Services

Rodric E. Cummins Senior Vice President and Chief Investment Officer	GuideStone Financial Resources	Executive Officer, Investment Services

Rodney R. Miller Vice President and Secretary	GuideStone Financial Resources	Executive Officer, General Counsel & Secretary, Legal & Compliance Services

Matt L. Peden Vice President and Investment Officer	GuideStone Financial Resources	Director of Portfolio Management

Ronald C. Dugan, Jr. Vice President and Investment Officer	GuideStone Financial Resources	Global Investment Strategist

Patrick Pattison Financial Officer	GuideStone Financial Resources	Director, Financial Reporting & Process Review

Patricia A. Weiland Senior Vice President and Chief Operating Officer	GuideStone Financial Resources	Executive Officer, Financial Solutions and Services

	GuideStone Financial Services; GuideStone Advisors	Chief Executive Officer and President

Donald A. Shepherd Chief Compliance Officer	GuideStone Financial Resources	Director of Investment Adviser Compliance

2.	American Century Investment Management, Inc.:

To be filed by subsequent amendment.

3.	Aronson Johnson Ortiz, LP:

The sole business activity of Aronson Johnson Ortiz, LP (“AJO”), 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania, 19102, is to serve as an investment adviser. AJO is registered with the SEC under the Investment Advisers Act of 1940, as amended. The directors, investment officers and/or partners have not held any positions with other companies during the past two fiscal years.

4.	AQR Capital Management, LLC:

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Third Floor, Greenwich Connecticut 06830. AQR is a registered investment adviser under the Investment Advisers Act of 1940, as amended. AQR offers investment management services to investment companies and other types of investors. Information as to the principals and executive officers of AQR during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

David Kabiller Principal	AQR Funds	Trustee

Brad Asness Principal, Co-General Counsel	AQR Funds	Chief Legal Officer

5.	Barrow, Hanley, Mewhinney & Strauss, LLC:

The sole business activity of Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201 is to serve as an investment adviser. BHMS is registered under the Investment Advisers Act of 1940, as amended. Information as to the trustees and officers of BHMS during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

James P. Barrow President, Secretary, Treasurer, Executive Director	Barrow, Hanley, Mewhinney & Strauss, LLC	Member Board of Managers

J. Ray Nixon * Executive	Barrow, Hanley, Mewhinney & Strauss, LLC	DirectorMember Board of Managers

Linda T. Gibson Member Board of Managers	Old Mutual (US) Holdings, Inc. (Parent Company)	Interim President and Chief Executive Officer

James E. Mikolaichik Member Board of Managers	Old Mutual (US) Holdings, Inc. (Parent Company)	Executive Vice President, Head of Strategy

*An Executive Director of BHMS was affiliated with an unregistered adviser in a private limited partnership comprised exclusively of family members. Clients were not solicited and were not permitted to invest in the partnership. Procedures have been implemented to address and mitigate protential conflicts of interest. This affiliation has since been resolved.

6.	BlackRock Financial Management, Inc.:

BlackRock Financial Management, Inc.’s (“BFM”) principal business address is 55 East 52nd Street, New York, New York 10055. BFM is registered under the Investment Advisers Act of 1940, as amended, and serves as an investment adviser for registered investment companies. Information as to the directors and officers of BFM for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Ann Marie Petach Chief Financial Officer and Senior Managing Director	BAA Holdings, LLC; BlackRock Funding International, Ltd.	Chief Financial Officer, Senior Managing Director and Director.

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

Chief Financial Officer and Senior Managing Director

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Lux Finco S.a r.l.;

BlackRock Operations (Luxembourg) S.a r.l.;

BlackRock UK 1 LP;

State Street Research & Management Company;

SSRM Holdings, Inc.

BlackRock Cayco Limited;

BlackRock Cayman Finco Limited;

BlackRock Holdco 4, LLC;

BlackRock Holdco 6, LLC;

BlackRock Institutional Trust Company, National Association;

BlackRock Institutional Trust Company, N.A. – London Branch;

BlackRock Institutional Trust Company, N.A. – Sydney Branch

Director

Robert P. Connolly General Counsel, Managing Director and Secretary

BAA Holdings, LLC;

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investments, LLC;

General Counsel, Secretary and Senior Managing Director

BlackRock Investment Management, LLC; BlackRock Lux Finco S.a r.l.; BlackRock Operations (Luxembourg) S.a r.l.; BlackRock UK 1 LP; State Street Research & Management Company; SSRM Holdings, Inc.

	BlackRock Execution Services; BlackRock Fund Distribution Company;	General Counsel and Secretary

Laurence D. Fink Chief Executive Officer and Director

BAA Holdings, LLC;

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

State Street Research & Management Company;

SSRM Holdings, Inc.

Chief Executive Officer and Director

	BlackRock Advisors Singapore Pte. Ltd.; BlackRock Holdco 2, Inc.; BlackRock Investment Management, LLC;	Chief Executive Officer

	BlackRock HPB Management, LLC; DSP BlackRock Investment Managers Private Limited; State Street Research Investment Services, Inc.	Director

	BlackRock Capital Markets, LLC; BlackRock Execution	Chairman and Director

Services; BlackRock Fund Distribution Company

	BlackRock Corporation US, Inc.; BlackRock Delaware Holdings, Inc.;	Chairman, Chief Executive Officer and Director

	BlackRock Investments, LLC	Chairman - Board of Managers

Robert S. Kapito President and Director

BAA Holdings, LLC;

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

State Street Research & Management Company;

SSRM Holdings, Inc.

President and Director

	BlackRock Advisors Singapore Pte. Ltd.; BlackRock Holdco 2, Inc.; BlackRock Investment Management, LLC	President

	BlackRock Capital Markets, LLC; BlackRock Execution Services; BlackRock Fund Distribution Company; Carbon Capital III, Inc.; State Street Research Investment Services, Inc.	Director

	BlackRock Investments,	Director - Board of Managers

LLC

Paul Audet Senior Managing Director

BAA Holdings, LLC;

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Lux Finco S.a.r.l.;

BlackRock Operations (Luxembourg) S.a.r.l.;

BlackRock UK 1 LP

Senior Managing Director

	State Street Research & Management Company; SSRM Holdings, Inc.	Vice Chairman

	BlackRock Realty Advisors, Inc.;	Chief Executive Officer, Senior Managing Director and Director

Charles Hallac Chief Operating Officer and Senior Managing Director

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

Chief Operating Officer and Senior Managing Director

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

State Street Research & Management Company;

SSRM Holdings, Inc.

BlackRock India Private Ltd.;

BlackRock Institutional Trust Company, National Association;

BlackRock Institutional Trust Company, N.A. – London Branch;

BlackRock Institutional Trust Company, N.A. – Sydney Branch

Director

Barbara Novick Senior Managing Director

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.

BlackRock Investment Management, LLC;

State Street Research & Management Company;

SSRM Holdings, Inc.

Senior Managing Director

Peter Fisher Senior Managing Director	BlackRock, Inc.; BlackRock Advisors, LLC;	Senior Managing Director

BlackRock Advisors Holdings, Inc.;

BlackRock Advisors Singapore Pte. Limited;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

State Street Research & Management Company;

SSRM Holdings, Inc.

Susan Wagner Vice Chairman	BAA Holdings, LLC	Vice Chairman and Director

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

Vice Chairman

State Street Research & Management Company; SSRM Holdings, Inc.

BlackRock Institutional Trust Company, National Association;

BlackRock Institutional Trust Company, N.A. – London Branch;

BlackRock Institutional Trust Company, N.A. – Sydney Branch;

BlackRock Mortgage Ventures, LLC;

DSP BlackRock Investments Managers Private Limited

Director

Robert Doll Senior Managing Director

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

State Street Research & Management Company;

SSRM Holdings, Inc.

Senior Managing Director

	Portfolio Administration & Management Ltd.	Director

Robert Fairbairn Senior Managing Director	BlackRock, Inc.; BlackRock Advisors, LLC; BlackRock Advisors Holdings, Inc.;	Senior Managing Director

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Lux Finco S.a r.l.;

BlackRock Operations (Luxembourg) S.a.r.l.;

BlackRock UK 1 LP;

State Street Research & Management Company;

SSRM Holdings, Inc.

Bennett Golub Chief Risk Officer and Senior Managing Director

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

SSRM Holdings, Inc.;

State Street Research & Management Company

Chief Risk Officer and Senior Managing Director

Richard Kushel Senior Managing Director

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Fund Advisors;

BlackRock Funding International, Ltd.;

BlackRock Funding, Inc.;

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

SSRM Holdings, Inc.;

State Street Research & Management Company

Senior Managing Director

	BlackRock Group Limited; BlackRock Investment Management (UK) Limited; BlackRock Investment Management International Limited	Chairman, Directors

	BlackRock Investment Management International Limited; BlackRock Investment Management (UK) Limited	Chairman and Director

	BlackRock Holdco 5, LLC; BlackRock Investment Management (Singapore) Limited; DSP BlackRock Investment Managers Private Limited; PSN Pty Ltd.	Director

	BlackRock Asset Management Deutschland AG	Chairman, Supervisory Board

Amy Engel Treasurer and Managing Director

BlackRock, Inc.;

BAA Holdings, LLC;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc;

BlackRock Delaware Holdings, Inc.;

BlackRock Fund Advisors;

BlackRock Funding International, Ltd.;

BlackRock Funding, Inc.;

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

SSRM Holdings, Inc.;

State Street Research & Management Company

Treasurer and Managing Director

Blake Grossman Vice Chairman

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Fund Advisors;

BlackRock Funding International, Ltd.;

BlackRock Funding, Inc.;

BlackRock Growth Partners, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

SSRM Holdings, Inc.;

Vice Chairman

State Street Research & Management Company

	BlackRock Institutional Trust Company, N.A. – London Branch; BlackRock Institutional Trust Company, N.A. – Sydney Branch	Director

	BlackRock Institutional Trust Company, National Association	Chief Executive Officer, President and Director

Kendrick Wilson Vice Chairman

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors

Holdings, Inc.;

BlackRock Capital

Holdings, Inc.;

BlackRock Capital

Management, Inc.;

BlackRock Corporation

US, Inc.;

BlackRock Delaware

Holdings, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding

International, Ltd.;

BlackRock Growth

Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional

Management Corporation;

BlackRock International

Holdings, Inc.;

BlackRock Investment

Management, LLC;

SSRM Holdings, Inc.;

State Street Research &

Management Company

Vice Chairman

7.	BlackRock Advisors, LLC:

BlackRock Advisors, LLC (“BA”) principal business address is 100 Bellevue Parkway, Wilmington, Delaware 19809. BA is registered under the Investment Advisers Act of 1940, as amended, and serves as an investment adviser for registered investment companies. Information as to the directors and officers of BA for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Ann Marie Petach Chief Financial Officer and Senior Managing Director	BAA Holdings, LLC; BlackRock Funding International, Ltd.	Chief Financial Officer, Senior Managing Director and Director.

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Financial Management, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Lux Finco S.a r.l.;

BlackRock Operations (Luxembourg) S.a r.l.;

BlackRock UK 1 LP;

State Street Research & Management Company;

SSRM Holdings, Inc.

Chief Financial Officer and Senior Managing Director

BlackRock Cayco Limited;

BlackRock Cayman Finco Limited;

BlackRock Holdco 4, LLC;

BlackRock Holdco 6, LLC;

BlackRock Institutional Trust Company, National Association;

BlackRock Institutional Trust Company, N.A. – London Branch;

BlackRock Institutional Trust Company, N.A. – Sydney Branch

Director

Robert P. Connolly General Counsel, Managing Director and Secretary	BAA Holdings, LLC; BlackRock, Inc.; BlackRock Advisors, LLC; BlackRock Advisors Holdings, Inc.; BlackRock Capital Holdings, Inc.;	General Counsel, Secretary and Senior Managing Director

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Financial Management, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investments, LLC;

BlackRock Investment Management, LLC;

BlackRock Lux Finco S.a r.l.;

BlackRock Operations (Luxembourg) S.a r.l.;

BlackRock UK 1 LP;

State Street Research & Management Company;

SSRM Holdings, Inc.

	BlackRock Execution Services; BlackRock Fund Distribution Company;	General Counsel and Secretary

Laurence D. Fink Chief Executive Officer and Director

BAA Holdings, LLC;

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Financial Management, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.;

BlackRock Institutional Management Corporation;

Chief Executive Officer and Director

BlackRock International Holdings, Inc.; State Street Research & Management Company; SSRM Holdings, Inc.

	BlackRock Advisors Singapore Pte. Ltd.; BlackRock Holdco 2, Inc.; BlackRock Investment Management, LLC;	Chief Executive Officer

	BlackRock HPB Management, LLC; DSP BlackRock Investment Managers Private Limited; State Street Research Investment Services, Inc.	Director

	BlackRock Capital Markets, LLC; BlackRock Execution Services; BlackRock Fund Distribution Company	Chairman and Director

	BlackRock Corporation US, Inc.; BlackRock Delaware Holdings, Inc.	Chairman, Chief Executive Officer and Director

	BlackRock Investments, LLC	Chairman - Board of Managers

Robert S. Kapito President and Director

BAA Holdings, LLC;

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Financial Management, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.;

President and Director

BlackRock Institutional Management Corporation; BlackRock International Holdings, Inc.; State Street Research & Management Company; SSRM Holdings, Inc.

	BlackRock Advisors Singapore Pte. Ltd.; BlackRock Holdco 2, Inc.; BlackRock Investment Management, LLC	President

	BlackRock Capital Markets, LLC; BlackRock Execution Services; BlackRock Fund Distribution Company; Carbon Capital III, Inc.; State Street Research Investment Services, Inc.	Director

	BlackRock Investments, LLC	Director - Board of Managers

Paul Audet Senior Managing Director

BAA Holdings, LLC;

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Financial Management, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

BlackRock Lux Finco S.a.r.l.;

BlackRock Operations

Senior Managing Director

(Luxembourg) S.a.r.l.; BlackRock UK 1 LP; State Street Research & Management Company; SSRM Holdings, Inc.

	BlackRock Realty Advisors, Inc.;	Chief Executive Officer, Senior Managing Director and Director

Charles Hallac Chief Operating Officer and Senior Managing Director

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Financial Management, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

State Street Research & Management Company;

SSRM Holdings, Inc.

Chief Operating Officer and Senior Managing Director

	BlackRock India Private Ltd.; BlackRock Institutional Trust Company, N.A. – London Branch; BlackRock Institutional Trust Company, N.A. – Sydney Branch	Director

	BlackRock Institutional Trust Company, National Association	Chief Executive Officer, President and Director

Barbara Novick Senior Managing Director	BlackRock, Inc.; BlackRock Advisors, LLC;	Senior Managing Director

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Financial Management, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.

BlackRock Investment Management, LLC;

State Street Research & Management Company;

SSRM Holdings, Inc.

Peter Fisher Senior Managing Director

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Advisors Singapore Pte. Limited;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Financial Management, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

Senior Managing Director

BlackRock Investment Management, LLC; State Street Research & Management Company; SSRM Holdings, Inc.

Susan Wagner Vice Chairman	BAA Holdings, LLC	Vice Chairman and Director

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Financial Management, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

State Street Research & Management Company;

SSRM Holdings, Inc.

Vice Chairman

BlackRock Institutional Trust Company, National Association;

BlackRock Institutional Trust Company, N.A. – London Branch;

BlackRock Institutional Trust Company, N.A. – Sydney Branch;

BlackRock Mortgage Ventures, LLC;

DSP BlackRock Investments Managers Private Limited

Director

Robert Doll Senior Managing Director	BlackRock, Inc.; BlackRock Advisors, LLC;	Senior Managing Director

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Financial Management, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

State Street Research & Management Company;

SSRM Holdings, Inc.

	Portfolio Administration & Management Ltd.	Director

Robert Fairbairn Senior Managing Director

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Financial Management, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

Senior Managing Director

BlackRock Investment Management, LLC; BlackRock Lux Finco S.a r.l.; BlackRock Operations (Luxembourg) S.a.r.l.; BlackRock UK 1 LP; State Street Research & Management Company; SSRM Holdings, Inc.

Bennett Golub Chief Risk Officer and Senior Managing Director

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Financial Management, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

SSRM Holdings, Inc.;

State Street Research & Management Company

Chief Risk Officer and Senior Managing Director

Richard Kushel Senior Managing Director

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Financial Managements, Inc.;

BlackRock Fund Advisors;

Senior Managing Director

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

SSRM Holdings, Inc.;

State Street Research & Management Company

	BlackRock Asset Management UK Limited; BlackRock Group Limited; BlackRock International Limited; BlackRock Investment Management (UK) Limited; BlackRock Investment Management International Limited	Chairman and Director

	BlackRock Holdco 5, LLC;	Director

DSP BlackRock Investment Managers Private Limited; PSN Pty Ltd.

	BlackRock Asset Management Deutschland AG	Chairman and Director, Supervisory Board

Amy Engel Treasurer and Managing Director

BlackRock, Inc.;

BAA Holdings, LLC;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc;

BlackRock Delaware Holdings, Inc.;

BlackRock Financial Management, Inc.;

BlackRock Fund Advisors;

BlackRock Funding International, Ltd.;

Treasurer and Managing Director

BlackRock Funding, Inc.;

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

SSRM Holdings, Inc.;

State Street Research & Management Company

Blake Grossman Vice Chairman

BlackRock, Inc.;

BlackRock Advisors, LLC;

BlackRock Advisors Holdings, Inc.;

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Financial Management, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

SSRM Holdings, Inc.;

State Street Research & Management Company

Vice Chairman

	BlackRock Institutional Trust Company, National Association; BlackRock Institutional Trust Company, N.A. – London Branch; BlackRock Institutional Trust Company, N.A. – Sydney Branch	Director

Kendrick Wilson Vice Chairman	BlackRock, Inc.; BlackRock Advisors, LLC; BlackRock Advisors Holdings, Inc.;	Vice Chairman

BlackRock Capital Holdings, Inc.;

BlackRock Capital Management, Inc.;

BlackRock Corporation US, Inc.;

BlackRock Delaware Holdings, Inc.;

BlackRock Financial Management, Inc.;

BlackRock Fund Advisors;

BlackRock Funding, Inc.;

BlackRock Funding International, Ltd.;

BlackRock Growth Partners, Inc.;

BlackRock Holdco 2, Inc.;

BlackRock Institutional Management Corporation;

BlackRock International Holdings, Inc.;

BlackRock Investment Management, LLC;

SSRM Holdings, Inc.;

State Street Research & Management Company

8.	Columbus Circle Investors:

Columbus Circle Investors (“CCI”) is located at Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902 and manages assets for defined contribution and benefit plans, investment companies and other institutional investors. CCI is 30% owned by five active CCI employees. In January 2005, Principal Global Investors, LLC (“Principal”), a wholly-owned subsidiary of Principal Financial Group®, acquired a 70% ownership interest in CCI to make the firm’s capabilities available to Principal clients. CCI maintains full investment autonomy with no changes to the firm’s process, philosophy or team. The directors, officers and/or partners of CCI have not held any positions with other companies during the past two fiscal years.

9.	Genesis Asset Managers, LLP:

The sole business activity of Genesis Asset Managers, LLP (“Genesis”), Heritage Hall, Le Marchant Street, St. Peter Port, Guernsey, GYI 4HY, Channel Islands, is to serve as an investment adviser. Genesis is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of Genesis for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Karen Yerburgh Chief Executive Officer, Managing Partner, Principal, and Operating Committee Member	Genesis Investment Management, LPP	Principal, Chief Executive Officer and Managing Partner

	Gentleman’s Relics Ltd; Freetrading Ltd; Wild Ash Ltd	Director

Stephen Birkett Operating Committee Member	Collins Stewart Absolute Return Euro Plus Limited; Collins Stewart Sterling Fixed Interest Limited;	Non-Executive Director

Hirzel House Absolute Return Plus £ Hedged Fund Limited;

Hirzel House Global Bond Fund Sterling Limited;

Hirzel House International Balanced Fund Euro Limited;

Hirzel House International Balanced Fund Sterling Limited;

Hirzel House International Balanced Fund US$ Limited;

Hirzel House International Growth($) Limited;

Hirzel House International Growth Fund Limited

Genesis Emerging Markets Opportunities Fund Limited;

Genesis Emerging Markets Opportunities Fund Limited II;

Genesis Emerging Markets Opportunities Fund Limited III;

Firecrest Limited;

Collins Stewart (CI) Limited

Director

Mel Carville Operating Committee Member

BSI Generali Bank (CI) Limited;

Bailiwick Investments Limited;

Catholic National Mutual Limited;

Generali Investments SpA;

Generali Investment Management (Ireland) Limited;

Generali Portfolio Managers (UK) Limited;

Generali France Assurances;

Generali Internacional Ltd;

Generali Verzekeringsgroep NV;

Generali(Schweiz) Holding AG;

Generali USA Life Reassurance Company Inc.;

Genirland Limited;

GIL Real Esate Partners

Director

GmbH; MND Limited; Migdal Insurance Company Ltd; PPF Partners 1 GP Limited; PPF Partners Ltd; Tapestry Investment Company PCC Limited; Tenax Capital Limited

	Generali Worldwide Insurance Company Limited	Managing Director

John Hallam Operating Committee Member

Barclay’s Insurance Guernsey PCC Ltd.;

Baring Coller Secondaries Fund II Ltd.;

Baring Coller Secondaries Fund Ltd.;

Bracken Partners Investments Channel Islands Ltd.;

BH Global Ltd;

Calabash House Ltd;

Cognetas European Fund (GP) Ltd;

Cognetas European Fund II (GP) Ltd;

Develica Asia Pacific Ltd;

Develica Deutschland Ltd;

Develica Equity Partners Ltd;

Dexion Absolute Ltd.;

Genesis Administration Ltd;

Genesis Taihei Investments, LLC;

HSBC Infrastructure Co Ltd;

IGA LP GP Ltd.;

Investec Expert Investment Funds PCC Ltd;

Investec Global Energy Long Short Fund Ltd;

Investec Premier Funds PCC Ltd.;

Les Grandes Moulins Ltd;

NB Distressed Debt Investment Fund Ltd.;

NB PEP Holdings Ltd.;

NB PEP Investments Ltd.;

NB PEP Investments LP Ltd.;

NB Private Equity Partners

Director

Ltd.;

Olivant Ltd;

Olivant Investments (no 1) Ltd.;

Partners Group Global Opportunities Ltd.;

Partners Group Prime Yield sarl;

Ruffer Illiquid Strategies Fund of Funds 2009 Ltd.;

Sienna Investment Co. Ltd.;

Sienna Investment Co. 2 Ltd.;

Sienna Investment Co. 3 Ltd.;

Sienna Investment Co. 4 Ltd.

Stapleford Insurance Co Ltd.;

Tapestry Investment Co PCC Ltd.;

Vision Opportunity China GP Limited;

Weightman Vizards Insurance Ltd.;

	Cazenove Absolute Equity Ltd.; EFG Private Bank (Channel Islands) Ltd.	Chairman

Mark Huntley Operating Committee Member

AAC Capital NEBO Carry GP Limited;

AAC Capital NEBO Feeder GP Limited;

Aile Limited;

Baring Coller Secondaries Fund II Limited;

Celadon Management Limited;

Channel Islands Stock Exchange LBG;

Collingwood Holdings Limited;

Crystal Amber Asset Management (Guernsey) Limited;

Crystal Amber Fund Limited;

DCB Investments Limited;

Falcon Carry (GP) Limited;

Genesis Administration Limited;

Genesis Taihei

Director

Investments, LLC;

Guernsey Sailing Trust;

Healthcare Investment Limited;

Heritage Corporate Services Limited;

Heritage Corporate Trustees Limited;

Heritage Group Limited;

Heritage Management Holdings Limited;

Heritage Partners GP Limited;

Heritage Partners Limited;

Hologram Holdings Limited;

International Hospitals Network (GP) Limited;

Japan Leisure Fund Limited;

London Asia Chinese Private Equity Fund Limited;

NEBO I Carry GP Limited;

NEBO I GP Limited;

P25 (GP) Limited;

P25 Investments Limited;

Pieterson Holdings Limited;

Plein Limited;

Stirling Mortimer (Channel Islands) Limited;

Stirling Mortimer (Guernsey) Limited;

Stirling Mortimer Global Property Fund PCC Limited;

Stirling Mortimer Property Fund PCC Limited;

The Cortina Fund Limited;

Therium Holdings Limited;

Trilantic Capital Partners Management Limited;

	Heritage International Fund Managers Limited	Managing Director

Paul Ballantyne Principal	Genesis Investment Management, LLP	Principal

	Genesis Kenya Investment Management Limited; Genesis Management Australia Limited	Director

Andrew Elder Principal	Genesis Investment Management, LLP	Principal

Paul Greatbatch Principal	Genesis Investment Management, LLP	Principal

Evgeny Kuznetsov Principal	Genesis Investment Management, LLP	Principal

Catherine Vlasto Principal	Genesis Investment Management, LLP	Principal

Arindam Bhattacharjee Principal	Genesis Investment Management, LLP	Principal

David de Sousa Seaman Principal	Genesis Investment Management, LLP	Principal

Yiyong Yang Principal	Genesis Investment Management, LLP	Principal

Martyn Ryan Principal, Chief Financial Officer, Chief Compliance Officer	Genesis Investment Management, LLP	Principal, Chief Financial Officer, CCO

	GIML Limited; Genesis Asset Managers International Ltd.; Goreau Arf Limited;	Director

10.	Goldman Sachs Asset Management, L.P.:

The principal business address of Goldman Sachs Asset Management, L.P. (“GSAM”) is 200 West Street, New York, New York 10282. GSAM is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of The Goldman Sachs Group, Inc. Information as to the directors and officers of GSAM for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Lloyd C. Blankfein Managing Director	The Goldman Sachs Group, Inc.	Chairman of the Board and Chief Executive Officer

John S. Weinberg Managing Director	The Goldman Sachs Group, Inc.	Vice Chairman

11.	Lazard Asset Management LLC:

Lazard Asset Management LLC (“Lazard”) is located at 30 Rockefeller Plaza, 59th Floor, New York, New York 10112 and is a Delaware limited liability company. Lazard is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company. The directors and officers of Lazard have not held any positions with other companies during the past two fiscal years.

12.	Loomis, Sayles & Company, L.P.:

Loomis, Sayles & Company, L.P. (“Loomis”), One Financial Center, 34th Floor, Boston,

Massachusetts 02111, provides investment advice to the ten series of Loomis Sayles Funds I, thirteen series of Loomis Sayles Funds II and to other affiliated and unaffiliated registered investment companies, organizations and individuals. The sole general partner of Loomis is Loomis, Sayles & Company, Incorporated. Information as to the directors and executive officers during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Robert J. Blanding Chairman, President and CEO	Loomis Sayles Funds I; Loomis Sayles Funds II	CEO, President and Trustee

	Natixis Funds Trust I; Natixis Funds Trust II; Natixis Funds Trust III; Natixis Funds Trust IV; Natixis Cash Management Trust; Gateway Trust; Hansberger International Series	Trustee

	Loomis Sayles Distributors, Inc.	Director

Daniel J. Fuss Vice Chairman and EVP	Loomis Sayles Funds I; Loomis Sayles Funds II	Executive Vice President

Pierre Servant Director	Natixis Global Asset Management	CEO and Member of the Executive Board

John T. Hailer Director	Natixis Asset Management Advisors, L.P.; Natixis Global Asset Management, L.P.	President and CEO

	Natixis Funds Trust I; Natixis Funds Trust II; Natixis Funds Trust III; Natixis Funds Trust IV; Natixis Cash Management Trust; Gateway Trust; Hansberger International Series	Trustee

	Loomis Sayles Funds I; Loomis Sayles Funds II	Executive Vice President and Trustee President

Kevin P. Charleston EVP and CFO	Loomis Sayles Trust Co., LLC	Manager and President

John F. Gallagher III Executive Vice President	Loomis Sayles Distributors, Inc.	President

	Loomis Sayles Trust Co., LLC	Manager

Lauriann Kloppenburg Executive Vice President	Loomis Sayles Trust Co., LLC	Manager

Jean S. Loewenberg Executive Vice President, General Counsel and Secretary	Loomis Sayles Distributors, Inc.	Director

	Loomis Sayles Trust Co., LLC	Manager and Secretary

Mark E. Smith Executive Vice President	Loomis Sayles Distributors, Inc.	Vice President

	Loomis Sayles Trust Co., LLC	Manager

John R. Gidman Executive Vice President	Loomis Sayles Solutions, LLC	President

13.	Lord, Abbett & Co. LLC:

The sole business activity of Lord, Abbett & Co. LLC (“Lord Abbett”), located at 90 Hudson Street, Jersey City, New Jersey 07302, is to serve as an investment adviser. Lord Abbett is registered under the Investment Advisers Act of 1940, as amended. No executive member of Lord Abbett has engaged in any other substantial business profession, vocation or employment of a substantial nature within the past two fiscal years.

14.	Marsico Capital Management, LLC:

The sole business activity of Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, Colorado 80202, is to serve as an investment adviser. Marsico is registered under the Investment Advisers Act of 1940, as amended. The directors and officers of Marsico have not held any positions with other companies during the past two fiscal years.

15.	McKinley Capital Management, LLC:

McKinley Capital Management, LLC (“McKinley Capital”) is located at 3301 C Street, Suite 500, Anchorage, Alaska 99503. Through a reorganization which concluded on November 5, 2008, McKinley Capital Management, Inc., an Alaskan corporation, became McKinley Capital Management, LLC, a single member managed Delaware limited liability company wholly-owned by McKinley Capital Management, Inc., a Delaware Corporation. No directors or executive officers of McKinley Capital have held any positions with other companies during the past two fiscal years.

16.	MFS Institutional Advisors, Inc.:

MFS Institutional Advisors, Inc. (“MFSI”) is located at 500 Boylston Street, Boston, Massachusetts 02116 and is a subsidiary of Massachusetts Financial Services Company (“MFS”). MFS is a direct subsidiary of Sun Life of Canada (U.S.) Financial Service Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). Information as to the directors and officers of MFSI for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Robert J. Manning Chairman of the Board, Chief Investment Officer and Director	Massachusetts Financial Services Company	Director, Chief Executive Officer and Chairman of the Board of Directors

Massachusetts Investors Trust;

Massachusetts Investors Growth Stock Fund;

MFS Series Trust I;

MFS Series Trust II;

MFS Series Trust III;

MFS Series Trust IV;

MFS Series Trust V;

MFS Series Trust VI;

MFS Series Trust VII;

MFS Series Trust VIII;

MFS Series Trust IX;

MFS Series Trust X;

MFS Series Trust XI;

MFS Series Trust XII;

MFS Series Trust XIII;

MFS Series Trust XIV;

MFS Series Trust XV;

MFS Series Trust XVI;

MFS Municipal Series Trust;

MFS Variable Insurance Trust;

MFS Institutional Trust;

MFS Municipal Income Trust;

MFS Multimarket Income Trust;

MFS Government Markets Income Trust;

FS Intermediate Income Trust;

Trustee

MFS Charter Income Trust;

MFS Special Value Trust;

MFS California Municipal Trust;

MFS High Income Municipal Trust;

MFS High Yield Municipal Trust;

MFS InterMarket Income Trust I;

MFS Intermediate High Income Fund;

MFS Investment Grade Municipal Trust;

(collectively, the “MFS Funds”)

	MFS International Ltd.	Director, Vice President

	MFS Do Brasil	Advisory Board Member

Desenvolvimento De Mercado LTDA.

	MFS Fund Distributors, Inc.	Director

	MFS Service Center, Inc.	Director, Chairman of the Board

	Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	Director, Chairman of the Board, President

Martin E. Beaulieu Director	Massachusetts Financial Services Company	Director, Vice Chairman and Head of Global Distribution

	MFS Meridian Funds, SICAV;	Director and Chairman

	MFS Investment Management Company (LUX) S.A.; MFS International (U.K.) Ltd.	Director

	MFS International Ltd.	Director and Chairman

	MFS Fund Distributors, Inc.	Director, Chairman of the Board

Carol W. Geremia President	MFS International Ltd.;	Director

	MFS Investment Management K.K. (Japan)	Director, Vice President

	MFS International (U.K.) Ltd.	Vice President

	MFS Heritage Trust Company	Director, President

Maria F. DiOrio Dwyer Chief Compliance Officer	Massachusetts Financial Services Company	Executive Vice President, Chief Regulatory Officer, Chief Compliance Officer

	MFS Variable Insurance Trust II; The MFS Funds; Compass Variable Accounts	President

	MFS Meridian Funds, SICAV	Director

	MFS Heritage Trust Co.	Director, Chairman of the Board

	MFS Investment Management Company (LUX) S.A.	Director, President

Mark N. Polebaum Secretary	Massachusetts Financial Services Company	Executive Vice President, General Counsel, Secretary

	The MFS Funds; MFS Variable Insurance Trust II	Secretary, Clerk

Compass Accounts;

MFS International (U.K.) Limited;

MFS Fund Distributors, Inc.;

MFS Service Center, Inc.;

Sun Life of Canada (U.S.) Financial Services Holdings, Inc.;

MFS Investment Management Company (LUX) S.A.;

Secretary

	MFS Investment Management K.K. (Japan)	Director and Secretary

	MFS International Ltd	Assistant Secretary

Elizabeth Petipas Treasurer

Massachusetts Financial Services Company;

MFS Fund Distributors, Inc.;

MFS Heritage Trust Co.;

MFS International Ltd.;

MFS Investment Management Co. (Lux) S.A.;

MFS Service Center, Inc.; Sun Life of Canada (U.S.) Financial Services Holdings, Inc.

Treasurer

	MFS International (U.K.) Ltd.	Assistant Treasurer

	MFS Investment Management K.K. (Japan)	Statutory Auditor

Kimberly M. Collins Assistant Secretary	Massachusetts Financial Services Company; MFS Fund Distributors, Inc.; Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	Assistant Secretary

	MFS Heritage Trust Co.	Clerk

Ethan D. Corey Assistant Secretary

Massachusetts Financial Services Company;

MFS Fund Distributors, Inc.;

MFS Service Center, Inc.;

MFS International Ltd.;

MFS Investment Management Company (LUX) S.A.;

MFS Investment Management K.K. (Japan);

Sun Life of Canada (U.S.) Financial Services Holdings, Inc.;

Assistant Secretary

	MFS Heritage Trust Co.;	Assistant Clerk

Daniel W. Finegold Assistant Secretary

Massachusetts Financial Services Company;

MFS Fund Distributors, Inc.;

MFS Service Center, Inc.;

MFS International Ltd.;

MFS Investment Management Company (LUX) S.A.;

MFS Investment Management K.K. (Japan);

Sun Life of Canada (U.S.) Financial Services Holdings, Inc.;

Assistant Secretary

	MFS Heritage Trust Co.;	Assistant Clerk

Mitchell C. Freestone Assistant Secretary

Massachusetts Financial Services Company;

MFS Fund Distributors, Inc.;

MFS Service Center, Inc.;

MFS International Ltd.;

MFS Investment Management Company (LUX) S.A.;

MFS Investment Management K.K. (Japan);

Sun Life of Canada (U.S.) Financial Services Holdings, Inc.;

Assistant Secretary

	MFS International (U.K.) Limited	Director

Susan Newton Assistant Secretary	Massachusetts Financial Services Company; MFS Fund Distributors, Inc.; MFS Service Center, Inc.; MFS International Ltd.;	Assistant Secretary

MFS Investment Management Company (LUX) S.A.; MFS Investment Management K.K. (Japan); Sun Life of Canada (U.S.) Financial Services Holdings, Inc.;

	MFS Heritage Trust Co.	Assistant Clerk

Genevieve D. Pluhowski Assistant Secretary	Massachusetts Financial Services Company; MFS Fund Distributors, Inc.; Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	Assistant Secretary

Lisa A. Sheeler Assistant Secretary	Massachusetts Financial Services Company; MFS Fund Distributors, Inc.; Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	Assistant Secretary

Timothy F. Tierney Tax Officer and Assistant Treasurer

Massachusetts Financial Services Company;

MFS Fund Distributors, Inc.;

MFS Service Center, Inc.;

MFS International Ltd.;

MFS Investment Management Company (LUX) S.A.;

Sun Life of Canada (U.S.) Financial Services Holdings, Inc.;

MFS Heritage Trust Co.;

Tax Officer and Assistant Treasurer

	MFS International (U.K.) Limited; MFS Investment Management K.K. (Japan)	Tax Officer

17.	Mondrian Investment Partners Ltd.:

The sole business activity of Mondrian Investment Partners Ltd. (“Mondrian”), 10 Gresham, London, EC2V JD United Kingdom, is to serve as an investment adviser. Mondrian is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of Mondrian during the past two fiscal years is as follows:

Name and Position with Adviser	Other Company**	Position with Other Company

Elizabeth A. Desmond Director and Chief Investment Officer, Developed Equity Markets	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd.; MIP Group Ltd.	Director

John Emberson Chief Operating Officer	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd.	Director

	MIP Group Ltd.	Director, Chief Operating Officer and Chief Financial Officer

	Mondrian Investment Partners (U.S.), Inc.	Chief Operating Officer and Chief Financial Officer

Clive A. Gillmore Chief Executive Officer	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd.	Director

	Mondrian Investment Partners (U.S.), Inc.	Director and Non-Executive Chairman of the Board

John Kirk Deputy Chief Executive Officer	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd.; MIP Group Ltd.	Director

Nigel G. May Deputy Chief Executive Officer	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd.; MIP Group Ltd.	Director

Christopher A. Moth Director and Chief Investment Officer	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd.; MIP Group Ltd.	Director

Hamish O. Parker Director	Atlantic Value General Partner Limited; Mondrian Holdings Ltd.; MIP Holdings Ltd.; MIP Group Ltd.	Director

	Atlantic Value Investment Fund GP Ltd.	Director and Chairman of the Board

David G. Tilles Executive Chairman	Atlantic Value General Partner Limited; Atlantic Value Investment Fund GP Ltd.; Mondrian Holdings Ltd.; MIP Holdings Ltd.	Director

	MIP Group Ltd.	Director and Chief Executive Officer

	Mondrian International Holdings Limited	Executive Vice President

**	All of these companies are group related affiliates of Mondrian Investment Partners Limited.

18.	Northern Trust Investments, Inc.:

Northern Trust Investments, Inc. (“NTI”) is located at 50 South LaSalle Street, Chicago, Illinois 60603 and is a wholly-owned subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered bank. TNTC is a wholly-owned subsidiary of Northern Trust Corporation (“NTC”), a bank holding company. Most officers and directors of NTI hold comparable positions with TNTC (other than as director), as indicated below, and certain other officers of NTI hold comparable positions with Northern Trust Bank, N.A., a wholly-owned subsidiary of NTC. Information as to the directors and officers of NTI for the past two fiscal years are as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Walid T. Abdul Karim Vice President	The Northern Trust Company	Vice President

Bradford S. Adams Senior Vice President	The Northern Trust Company	Senior Vice President

James A. Aitcheson Senior Vice President	The Northern Trust Company	Senior Vice President

David M. Alongi Vice President	The Northern Trust Company	Vice President

Angela H. Anast Vice President	The Northern Trust Company	Vice President

Jeffrey M. Antonacci Senior Vice President	The Northern Trust Company	Senior Vice President

Stephen G. Atkins Vice President	The Northern Trust Company	Vice President

Scott R. Ayres Vice President	The Northern Trust Company	Vice President

Frederick A. Azar Vice President	The Northern Trust Company	Vice President

Florette L. Baldwin Vice President	The Northern Trust Company	Vice President

Richard E. Balon, Jr. Senior Vice President	The Northern Trust Company	Senior Vice President

Walid S. Bandar Vice President	The Northern Trust Company	Vice President

Ellen G. Baras Vice President	The Northern Trust Company	Vice President

Tracy L. Baron Vice President	The Northern Trust Company	Vice President

Andrea C. Barr Vice President	The Northern Trust Company	Vice President

Michael S. Bartczyszyn Vice President	The Northern Trust Company	Vice President

Jeremy M. Baskin Senior Vice President	The Northern Trust Company	Senior Vice President

Belinda M. Basso Vice President	The Northern Trust Company	Vice President

Carl P. Beckman Senior Vice President and Treasurer	The Northern Trust Company	Senior Vice President

Gregory S. Behar Vice President	The Northern Trust Company	Vice President

Jacquelyn M. Benson Vice President	The Northern Trust Company	Vice President

Robert H. Bergson Senior Vice President	The Northern Trust Company	Senior Vice President

Christopher Bieber Vice President	The Northern Trust Company	Vice President

Timothy P. Blair Vice President	The Northern Trust Company	Vice President

Ali K. Bleecker Senior Vice President	The Northern Trust Company	Senior Vice President

Eric Vonn Boeckmann Senior Vice President	The Northern Trust Company	Senior Vice President

Andrew P. Bohlin Vice President	The Northern Trust Company	Vice President

Julia Bristow Briggs Senior Vice President	The Northern Trust Company	Senior Vice President

Kieran Browne Senior Vice President	The Northern Trust Company	Senior Vice President

Robert P. Browne Executive Vice President, Director and Chief Investment Officer	The Northern Trust Company	Executive Vice President

Elizabeth J. Buerckholtz Senior Vice President	The Northern Trust Company	Senior Vice President

Martin B. Bukoll Senior Vice President	The Northern Trust Company	Senior Vice President

Cefdet Sertan Burgul Vice President	The Northern Trust Company	Vice President

Brian M. Bursua Vice President	The Northern Trust Company	Vice President

Craig R. Carberry Secretary	The Northern Trust Company	Senior Attorney

Christopher W. Carlson Senior Vice President	The Northern Trust Company	Senior Vice President

Mark D. Carlson Senior Vice President	The Northern Trust Company	Senior Vice President

Robert A. Carlson Vice President	The Northern Trust Company	Vice President

Lisa R. Carriere Vice President	The Northern Trust Company	Vice President

Keith D. Carroll Vice President	The Northern Trust Company	Vice President

Michael R. Chico Vice President	The Northern Trust Company	Vice President

Richard L. Clark Senior Vice President	The Northern Trust Company	Senior Vice President

Jeffrey D. Cohodes Executive Vice President, Director and Chief Operating Officer	The Northern Trust Company	Executive Vice President

Kevin Anthony Connellan Senior Vice President	The Northern Trust Company	Senior Vice President

Joseph H. Costello Vice President	The Northern Trust Company	Vice President

Stephen J. Cousins Senior Vice President	The Northern Trust Company	Senior Vice President

John P. Cristello Vice President	The Northern Trust Company	Vice President

Alain Cubeles Senior Vice President	The Northern Trust Company	Senior Vice President

Susan C. Czochara Vice President	The Northern Trust Company	Vice President

Louis R. D’Arienzo Vice President	Northern Trust Bank, N.A.	Vice President

James Danaher Vice President	The Northern Trust Company	Vice President

Melissa Ann Dehnert Vice President	The Northern Trust Company	Vice President

Jordan D. Dekhayser Vice President	The Northern Trust Company	Vice President

Michael J. Delaney Vice President	The Northern Trust Company	Vice President

William Dennehy II Vice President	The Northern Trust Company	Vice President

Michael C. Dering Vice President	The Northern Trust Company	Vice President

Philip S. DeSantis Vice President	The Northern Trust Company	Vice President

Timothy J. Detroy Vice President	The Northern Trust Company	Vice President

Joseph R. Diehl, Jr. Senior Vice President	The Northern Trust Company	Senior Vice President

Anna Dvinsky Domb Vice President	The Northern Trust Company	Vice President

Jennifer Ann Dorsey Vice President	The Northern Trust Company	Vice President

Mary S. Doucette Senior Vice President	The Northern Trust Company	Senior Vice President

Michael T. Doyle Vice President	The Northern Trust Company	Vice President

Peter John Driscoll Vice President	The Northern Trust Company	Vice President

Michael J. Drucker Vice President	The Northern Trust Company	Vice President

Margret Eva Duvall Senior Vice President	The Northern Trust Company	Senior Vice President

Patrick E. Dwyer Vice President	The Northern Trust Company	Vice President

Christopher John Ebel Vice President	The Northern Trust Company	Vice President

Michael P. Egizio Vice President	The Northern Trust Company	Vice President

Steven R. Everett Senior Vice President	The Northern Trust Company	Senior Vice President

John Allen Ferguson, Jr. Vice President	The Northern Trust Company	Vice President

John E. Flinn Vice President	The Northern Trust Company	Vice President

Peter J. Flood Senior Vice President	The Northern Trust Company	Senior Vice President

Joseph J. Flowers Vice President	The Northern Trust Company	Vice President

Mary Ann Flynn Vice President	The Northern Trust Company	Vice President

Carolyn D. Franklin Vice President	The Northern Trust Company	Vice President

Lee R. Freitag Vice President	The Northern Trust Company	Vice President

Christopher A. Fronk Senior Vice President	The Northern Trust Company	Senior Vice President

Mark Fitzgerald Frost Vice President	The Northern Trust Company	Vice President

Maria Geisler Vice President	The Northern Trust Company	Vice President

Sophia S. Gellen Vice President	The Northern Trust Company	Vice President

Stephanie L. Geller Senior Vice President	The Northern Trust Company	Senior Vice President

Kim Marie Geraghty Vice President	The Northern Trust Company	Former Vice President

Mark C. Gossett Director, Senior Vice President and Chief Operating Officer	The Northern Trust Company	Senior Vice President

Betty C. Gould Vice President	The Northern Trust Company	Vice President

Laura Jean Gregg Vice President	The Northern Trust Company	Vice President

Michelle D. Griffin Senior Vice President	The Northern Trust Company	Senior Vice President

Ann M. Halter Senior Vice President	The Northern Trust Company	Senior Vice President

Alice S. Hammer Vice President	The Northern Trust Company	Vice President

William A. Hare Vice President	The Northern Trust Company	Vice President

Alec R. Harrell Vice President	The Northern Trust Company	Vice President

Nora J. Harris Vice President	The Northern Trust Company	Vice President

Philip Dale Hausken Senior Vice President	The Northern Trust Company	Senior Vice President

Sheri Barker Hawkins Senior Vice President	The Northern Trust Company	Senior Vice President

Sandra M. Hecimovich Vice President	The Northern Trust Company	Vice President

Jennifer A. Heckler Vice President	The Northern Trust Company	Vice President

Robert G. Heppell Senior Vice President	The Northern Trust Company	Senior Vice President

Jillian R. Hersted Vice President	The Northern Trust Company	Vice President

Stefanie Jaron Hest Vice President	The Northern Trust Company	Vice President

Joanne Hickman Senior Vice President	The Northern Trust Company	Senior Vice President

Susan Hill Senior Vice President	The Northern Trust Company	Senior Vice President

Jackson L. Hockley Senior Vice President	The Northern Trust Company	Senior Vice President

Jean-Pierre Holland Vice President	The Northern Trust Company	Vice President

Christopher M. Honold Vice President	The Northern Trust Company	Vice President

Duncan J. Horton Vice President	The Northern Trust Company	Vice President

Luke J. Howe Senior Vice President	The Northern Trust Company	Senior Vice President

Ylondia M. Hudson Vice President	The Northern Trust Company	Vice President

William F. Hurley Vice President	The Northern Trust Company	Vice President

William E. Hyatt Vice President	The Northern Trust Company	Vice President

Daniel T. Hynes Vice President	The Northern Trust Company	Vice President

Richard J. Inzunza Vice President	The Northern Trust Company	Vice President

John W. Iwanicki Senior Vice President	The Northern Trust Company	Senior Vice President

John Jackson Vice President	The Northern Trust Company	Vice President

Tamara L. Jackson Senior Vice President	The Northern Trust Company	Senior Vice President

Peter M. Jacobs Senior Vice President	The Northern Trust Company	Senior Vice President

Chrisopher J. Jaeger Vice President	The Northern Trust Company	Vice President

Madhavi Choudary Jampani Vice President	The Northern Trust Company	Vice President

John Scott Jenkins Vice President	The Northern Trust Company	Vice President

Amy L. Johnson Vice President	The Northern Trust Company	Vice President

Barbara M. Johnston Vice President	The Northern Trust Company	Vice President

Lucia A. Johnston Vice President	The Northern Trust Company	Vice President

Joseph H. Jorgensen Vice President	The Northern Trust Company	Vice President

Evangeline Mendoza Joves Vice President	The Northern Trust Company	Vice President

Kathleen Kalp Senior Vice President	The Northern Trust Company	Senior Vice President

James P. Kane Senior Vice President	The Northern Trust Company	Senior Vice President

Ann F. Kanter Senior Vice President	The Northern Trust Company	Senior Vice President

Evan S. Katz Vice President	The Northern Trust Company	Vice President

Naomi E. Katz Vice President	The Northern Trust Company	Vice President

Kendall Lee Kay Senior Vice President	The Northern Trust Company	Senior Vice President

Tayfun Kazaz Vice President	The Northern Trust Company	Vice President

David T. Kenzer Vice President	The Northern Trust Company	Vice President

Archibald E. King III Senior Vice President	The Northern Trust Company	Senior Vice President

Deborah L. Koch Vice President	The Northern Trust Company	Vice President

John A. Konstantos Vice President	The Northern Trust Company	Vice President

Donald H. Korytowski Vice President	The Northern Trust Company	Vice President

Nikolas Kotsogiannis Vice President	The Northern Trust Company	Vice President

Michael R. Kovacs Vice President	The Northern Trust Company	Vice President

Michael L. Krauter Vice President	The Northern Trust Company	Vice President

Kevin R. Kresnicka Vice President	The Northern Trust Company	Vice President

John L. Krieg Senior Vice President	The Northern Trust Company	Senior Vice President

John C. LaBelle Vice President	The Northern Trust Company	Vice President

Regina J. Latella Vice President	The Northern Trust Company	Vice President

Jodie Terese Leahey Vice President	The Northern Trust Company	Vice President

Diana L. Ledford Vice President	The Northern Trust Company	Vice President

Heather M. Letts Vice President	The Northern Trust Company	Vice President

Dennis Lico Vice President	The Northern Trust Company	Vice President

Julie M. Loftus Vice President	The Northern Trust Company	Vice President

Lyle Logan Director and Executive Vice President	The Northern Trust Company	Executive Vice President

Jeanne M. Ludwig Vice President	The Northern Trust Company	Vice President

Mary Lukic Vice President	The Northern Trust Company	Vice President

Lisa Ann Lupi Vice President	The Northern Trust Company	Vice President

Cary J .Lyne Senior Vice President	The Northern Trust Company	Senior Vice President

William A. Lyons Vice President	The Northern Trust Company	Vice President

George P. Maris Senior Vice President	The Northern Trust Company	Senior Vice President

Deborah A. Mastuantuono Senior Vice President	The Northern Trust Company	Senior Vice President

Peter L. Matteucci Vice President	The Northern Trust Company	Vice President

Mary Jane McCart Senior Vice President	The Northern Trust Company	Senior Vice President

James D. McDonald Senior Vice President	The Northern Trust Company	Senior Vice President

Lisa M. McDougal Vice President	The Northern Trust Company	Vice President

Douglas J. McEldowney Senior Vice President	The Northern Trust Company	Senior Vice President

Timothy T. McGregor Senior Vice President	The Northern Trust Company	Senior Vice President

Melinda S. Mecca Senior Vice President	The Northern Trust Company	Senior Vice President

Ashish R. Mehta Vice President	The Northern Trust Company	Vice President

Hollis E. Merrit Vice President	The Northern Trust Company	Vice President

Marilyn J. Meservey Vice President and Assistant Treasurer	The Northern Trust Company	Vice President

John P. Mirante Vice President	The Northern Trust Company	Vice President

James L. Mitchell Senior Vice President	The Northern Trust Company	Senior Vice President

Scott O. Muench Senior Vice President	The Northern Trust Company	Senior Vice President

Shaun D. Murphy Senior Vice President	The Northern Trust Company	Senior Vice President

Curtis A. Nass Vice President	The Northern Trust Company	Vice President

Charles J. Nellans Vice President	The Northern Trust Company	Vice President

Daniel J. Nelson Vice President	The Northern Trust Company	Vice President

Greg Newman Vice President	The Northern Trust Company	Vice President

William M. Nickey III Vice President	The Northern Trust Company	Vice President

Lisa M. Nielson Vice President	The Northern Trust Company	Vice President

Catherine J. Northfell Senior Vice President	The Northern Trust Company	Senior Vice President

Thomas E. O’Brien Vice President	The Northern Trust Company	Vice President

Eileen M. O’Connor Vice President	The Northern Trust Company	Vice President

Michael P. O’Connor Vice President	The Northern Trust Company	Vice President

Kevin P. O’Rourke Vice President	The Northern Trust Company	Vice President

Leigh Ann Ortega Vice President	The Northern Trust Company	Vice President

Kevin J. O’Shaughnessy Vice President	The Northern Trust Company	Vice President

Francis R. G. Padilla Vice President	The Northern Trust Company	Vice President

Brad T. Pedersen Vice President	The Northern Trust Company	Vice President

Matthew Peron Senior Vice President	The Northern Trust Company	Senior Vice President

Daniel J. Personette Vice President	The Northern Trust Company	Vice President

Michael J. Peters Vice President	The Northern Trust Company	Vice President

Jonathan S. Pincus Vice President	The Northern Trust Company	Vice President

Donald R. Pollak Senior Vice President	The Northern Trust Company	Senior Vice President

Ofelia M. Potter Senior Vice President	The Northern Trust Company	Senior Vice President

Stephen N. Potter Chairman, President and Chief Executive Officer	The Northern Trust Company	Executive Vice President

Katie D. Pries Senior Vice President	The Northern Trust Company	Senior Vice President

Beth Marie Provanzana Senior Vice President	The Northern Trust Company	Senior Vice President

Patrick D. Quinn Vice President	The Northern Trust Company	Vice President

Andrew F. Rakowski Vice President	The Northern Trust Company	Vice President

Chad M. Rakvin Senior Vice President	The Northern Trust Company	Senior Vice President

Brent D. Reeder Senior Vice President	The Northern Trust Company	Senior Vice President

Jacqueline R. Reller Vice President	The Northern Trust Company	Vice President

Donna Lee Renaud Senior Vice President	The Northern Trust Company	Senior Vice President

Kristina Anne Richardson Senior Vice President	The Northern Trust Company	Senior Vice President

Alan W. Robertson Director	The Northern Trust Company	Senior Vice President

Colin A. Robertson Senior Vice President	The Northern Trust Company	Senior Vice President

Heather Parkes Rocha Vice President	The Northern Trust Company	Vice President

Jamie Lauren Roncoroni Vice President	The Northern Trust Company	Vice President

Lori Rae Runquist Senior Vice President	The Northern Trust Company	Senior Vice President

John D. Ryan Vice President	The Northern Trust Company	Vice President

Alexander D. Ryer Vice President	The Northern Trust Company	Vice President

Joyce St. Clair Director	The Northern Trust Company	Executive Vice President

Jeffrey David Sampson Vice President	The Northern Trust Company	Vice President

Steven J. Santiccioli Vice President	The Northern Trust Company	Vice President

Eric K. Schweitzer Senior Vice President	The Northern Trust Company	Senior Vice President

Guy J. Sclafani Vice President	The Northern Trust Company	Vice President

Matthew C. Severs Vice President	The Northern Trust Company	Vice President

Vernessa Sewell Vice President	The Northern Trust Company	Vice President

Brian J. Shapley Vice President	The Northern Trust Company	Vice President

Xu Shi Vice President	The Northern Trust Company	Vice President

Christopher D. Shipley Vice President	The Northern Trust Company	Vice President

Mark C. Sodergren Vice President	The Northern Trust Company	Vice President

Carol J. Spartz Vice President	The Northern Trust Company	Vice President

Maggie R. Staff Vice President	The Northern Trust Company	Vice President

Allison Walpole Stewart Vice President	The Northern Trust Company	Vice President

Kurt S. Stoeber Vice President	The Northern Trust Company	Vice President

James R. Stolfi Vice President	The Northern Trust Company	Vice President

Peter C. Stournaras Senior Vice President	The Northern Trust Company	Senior Vice President

Carol H. Sullivan Senior Vice President	The Northern Trust Company	Senior Vice President

Catherine M. Sullivan Senior Vice President	The Northern Trust Company	Senior Vice President

Kevin P. Sullivan Senior Vice President	The Northern Trust Company	Senior Vice President

Carolyn B. Szaflik Senior Vice President	The Northern Trust Company	Senior Vice President

Jon E. Szostak II Vice President	The Northern Trust Company	Vice President

Frank D. Szymanek Senior Vice President	The Northern Trust Company	Senior Vice President

James C. Taylor Vice President	Northern Trust Securities, Inc.	Vice President

Wanda Williams Thomas Vice President	The Northern Trust Company	Vice President

Jane W. Thompson Senior Vice President	The Northern Trust Company	Senior Vice President

Edward Trafford Vice President	The Northern Trust Company	Vice President

Jennifer Kamp Trethaway Senior Vice President	The Northern Trust Company	Executive Vice President

John Tungol Vice President	The Northern Trust Company	Vice President

Betsy Licht Turner Senior Vice President	The Northern Trust Company	Senior Vice President

Matthew R. Tushman Senior Vice President	The Northern Trust Company	Senior Vice President

David J. Unger Vice President	The Northern Trust Company	Vice President

Christopher W. Van Alstyne Senior Vice President	The Northern Trust Company	Senior Vice President

Brett A. Varchetto Vice President	The Northern Trust Company	Vice President

Michael A. Vardas Director	The Northern Trust Company	Senior Vice President

Richard Allan Vigsnes II Senior Vice President	The Northern Trust Company	Senior Vice President

Jens A. Vinje Vice President	The Northern Trust Company	Vice President

Christopher M. Wagner Vice President	The Northern Trust Company	Vice President

Jeff M. Warland Senior Vice President	The Northern Trust Company	Senior Vice President

Scott B. Warner Vice President	The Northern Trust Company	Vice President

Lloyd A. Wennlund Director and Executive Vice President	The Northern Trust Company	Executive Vice President
	Northern Trust Securities, Inc.	President

Anthony E. Wilkins Senior Vice President	The Northern Trust Company	Senior Vice President

Gregory L. Williams II Vice President	The Northern Trust Company	Vice President

Thomas C. Williams Vice President	The Northern Trust Company	Vice President

Marie C. Winters Vice President	The Northern Trust Company	Vice President

Joseph E. Wolfe Vice President	The Northern Trust Company	Vice President

Mary Kay Wright Vice President	The Northern Trust Company	Vice President

Janet Yang Vice President	The Northern Trust Company	Vice President

Peter Yi Vice President	The Northern Trust Company	Vice President

19.	Payden & Rygel:

Payden & Rygel is located at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071 and engages principally in the business of providing investment services to institutional clients. Information as to the directors and officers of Payden & Rygel for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Robin Creswell Managing Principal	Payden & Rygel Global Ltd.	Managing Director

Scott J. Weiner, Ph.D. Managing Principal	Metzler/Payden LLC	President

Alverne Bolitho Principal	Payden & Rygel Global Ltd.	Portfolio Director

Mark Morris, CFA Principal	Payden & Rygel Global Ltd.	Senior Portfolio Director

20.	Pacific Investment Management Company LLC:

Pacific Investment Management Company LLC (“PIMCO”) is located at 840 Newport Center Drive, Newport Beach, California 92260. PIMCO, an institutional money management firm, was founded in 1971 to provide specialty management of fixed-income portfolios. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). Allianz SE is the indirect majority owner of AGI LP and is a European-based, multinational insurance and financial services holding company. The directors and officers of PIMCO and their business and other connections for the past two fiscal years are as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Mike Amey Managing Director	PIMCO Europe Limited	Head, Sterling Portfolios

Tammie J. Arnold Managing Director	PIMCO Europe Limited	Business Management

Brian P. Baker Managing Director	PIMCO Hong Kong	CEO/Director PIMCO Asia

Andrew Thomas Balls Managing Director	PIMCO Europe Limited	Head, Euro Portfolio Mgmt

William R. Benz II Managing Director	PIMCO Europe Limited	Head of PIMCO EMEA

Vineer Bhansali Managing Director	Pacific Investment Mgt Co. LLC	Portfolio Manager

Jennifer S. Birdwell Managing Director	Pacific Investment Mgt Co. LLC	Mortgage Product Manager

Sabrina C. Callin Managing Director	Pacific Investment Mgt Co. LLC	Head of Advisory

Wendy W. Cupps Managing Director	Pacific Investment Mgt Co. LLC	Head, Product Management

Dada, Suhail H. Managing Director	Pacific Investment Mgt Co. LLC	Head, CRG and IBG

Craig A. Dawson Managing Director	Germany Fixed Income	Head of PIMCO Munich

Chris P. Dialynas Managing Director	Pacific Investment Mgt Co. LLC	Portfolio Manager

Mohamed A. El-Erian Managing Director	Pacific Investment Mgt Co. LLC	CEO & Co-CIO

David C. Flattum Managing Director	Pacific Investment Mgt Co. LLC	General Counsel

William H. Gross Managing Director	Pacific Investment Mgt Co. LLC	Founder, CIO-Sr Port Mgr

Brent Richard Harris Managing Director	Pacific Investment Mgt Co. LLC	Chairman/Pres PIMCO Funds

Douglas M. Hodge Managing Director	Pacific Investment Mgt Co. LLC	Chief Operating Officer

Brent L. Holden Managing Director	Pacific Investment Mgt Co. LLC	Head, CF Americas Institutional

Ki Myung Hong Managing Director	PIMCO Hong Kong	Head of Asia Pacific

Daniel J. Ivascyn Managing Director	Pacific Investment Mgt Co. LLC	Portfolio Manager

Lew W. Jacobs IV Managing Director	Pacific Investment Mgt Co. LLC	Head of Human Resources

Neel Tushar Kashkari Managing Director	Pacific Investment Mgt Co. LLC	Head, New Inv Initiatives

Mark R. Kiesel Managing Director	Pacific Investment Mgt Co. LLC	Portfolio Manager

David C. Lown Managing Director	Pacific Investment Mgt Co. LLC	CAO

Tomoya Masanao Managing Director	PIMCO Japan Limited	Portfolio Manager

Scott A. Mather Managing Director	Pacific Investment Mgt Co. LLC	Portfolio Manager

Joseph V. McDevitt Managing Director	PIMCO Europe Limited	Head of PIMCO London

Robert Mead Managing Director	PIMCO Australia Pty. Ltd.	Portfolio Manager

Curtis A. Mewbourne Managing Director	Pacific Investment Mgt Co. LLC	Portfolio Manager

John M. Miller Managing Director	Pacific Investment Mgt Co. LLC	Head, CF Americas Defined Contribution

James F. Moore Managing Director	Pacific Investment Mgt Co. LLC	Product Mgr, Pension Spec

Douglas J. Ongaro Managing Director	Pacific Investment Mgt Co. LLC	Head, Fin Inter Group

Thomas J. Otterbein Managing Director	Pacific Investment Mgt Co. LLC	Head, Client Facing Americas

Saumil H. Parikh Managing Director	Pacific Investment Mgt Co. LLC	Portfolio Manager

Emanuele Ravano Managing Director	PIMCO Europe Limited	Head, Fin. Institutions

Stephen A. Rodosky Managing Director	Pacific Investment Mgt Co. LLC	Portfolio Manager

Marc Peter Seidner Managing Director	Pacific Investment Mgt Co. LLC	Generalist Portfolio Manager

Jonathan D. Short Managing Director	Pacific Investment Mgt Co. LLC	Head, PIMCO Global Wealth Management and NY Office

W Scott Simon Managing Director	Pacific Investment Mgt Co. LLC	Portfolio Manager

Thibault C. Stracke Managing Director	Pacific Investment Mgt Co. LLC	Head of Credit Research

Makoto Takano Managing Director	PIMCO Japan Limited	President of PIMCO Japan

Richard M. Weil Managing Director	Pacific Investment Mgt Co. LLC	Business Lead - Advisory

Susan L. Wilson Managing Director	Pacific Investment Mgt Co. LLC	Account Manager

Mihir P. Worah Managing Director	Pacific Investment Mgt Co. LLC	Portfolio Manager

21.	Philadelphia International Advisors, L.P.:

The sole business activity of Philadelphia International Advisors, L.P. (“PIA”), One Liberty Place, 1650 Market Street, Suite 1400, Philadelphia, Pennsylvania 19103 is to serve as an investment adviser. PIA is registered under the Investment Advisers Act of 1940, as amended. Information as to the partners of PIA for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Andrew Williams, Chief Investment Officer and Portfolio Manager	Germantown Friends School	Treasurer

22.	Rainier Investment Management, Inc.®:

Rainier Investment Management, Inc.® (“Rainier”) is located at 601 Union Street, Suite 2801, Seattle, Washington 98101 and manages assets for defined contribution and benefit plans,

investment companies and other institutional investors. Rainier is 100% owned and operated by the firm’s employees. The directors, officers and/or partners of Rainier have not held any positions with other companies during the past two fiscal years.

23.	RREEF America L.L.C.:

RREEF America L.L.C. (“RREEF”) is located at 875 North Michigan Avenue, 41st Floor, Chicago, Illinois, 60611, and the firm’s sole business activity is to serve as an investment advisor. RREEF is registered under the Investment Advisers Act of 1940, as amended. The directors and officers of RREEF have not held any positions with other companies during the past two fiscal years.

24.	Sands Capital Management, LLC:

Sands Capital Management, LLC (“Sands”) is located at 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209. The directors, officers and/or partners of Sands have not held any positions with other companies during the past two fiscal years.

25.	Shenkman Capital Management, Inc.:

To be filed by subsequent amendment.

26.	STW Fixed Income Management LLC.:

STW Fixed Income Management LLC (“STW”) is located at 6185 Carpinteria Avenue, Carpinteria, California 93013 and is a specialty fixed income manager. Investment grade fixed-income management is STW’s only business. STW became a standalone company in 1985. STW is a registered investment advisor under the Investment Advisers Act of 1940, as amended. STW has two wholly-owned subsidiaries, STW Fixed Interest Management Ltd. and STW International Ltd. STW Fixed Interest Management Ltd. is authorized and regulated by the Financial Services Authority in the United Kingdom. Information as to the directors and officers of STW for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

William H. Williams Principal, President, Chief Executive Officer, Chief Investment Officer and Portfolio Manager	STW Fixed Interest Management Ltd.; STW International Ltd. Sage Ltd.	President, Chief Executive Officer, Chief Investment Officer, Principal Owner

	Bermuda Institute of Ocean Sciences	Trustee

	The Centre on Philanthropy	Member of the Advisory Board

Edward H. Jewett Principal and Portfolio Manager	STW Fixed Interest Management Ltd.; STW International Ltd.	Vice President, Assistant Secretary and Principal

Andrew B.J. Chorlton Principal and Portfolio Manager	STW Fixed Interest Management Ltd.; STW International Ltd.	Vice President and Principal

Maryellen D. McEachen Principal and Chief Operating Officer	STW Fixed Interest Management Ltd.; STW International Ltd.	Vice President, Chief Operating Officer and Principal

Erin K. Chrislock Principal, Chief Compliance Officer and General Counsel	STW Fixed Interest Management Ltd.; STW International Ltd.	Vice President, Principal, General Counsel and Chief Compliance Officer

27.	TCW Investment Management Company:

The TCW Group, Inc., 865 South Figueroa Street, Los Angeles, California 90017, is a wholly-owned subsidiary of Société Générale Asset Management, S.A. (“SGAM”). SGAM is a wholly-owned subsidiary of Société Générale, S.A, a publicly held financial firm headquartered in Paris, France. The TCW Group principally includes the parent company, The TCW Group, Inc.; Trust Company of the West, an independent trust company chartered by the State of California; TCW Asset Management Company; and TCW Investment Management Company. Information as to the directors and officers of the Adviser for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Marc I. Stern Chief Executive Office and Vice Chairman	California Institute of Technology; DataDirect Networks, Inc.; Qualcomm, Incorporated/ DE; California Science Center; Rockefeller & Co., Inc.; Rockefeller Financial Services, Inc.	Director

Michael E. Cahill Executive Vice President and General Counsel	Constitutional Rights Foundation; Southwestern University School of Law	Director

David S. DeVito Executive Vice President and Chief Administrative Officer	Archdiocese of Los Angeles; Loyola High School; YMCA of Metropolitan L.A.	Director

Robert A. Day Chairman	Claremont McKenna College; Foley Timber & Land Co.; Societe Generale; Turbine Air Systems	Director

28.	The Clifton Group Investment Management Company:

The Clifton Group Investment Management Company (“Clifton”) is located at 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435. Clifton is a registered under the Investment Advisers Act of 1940, as amended, and delivers customized solutions to institutional investors. Information as to the directors and officers of the adviser for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Michael E. Dougherty Owner	Dougherty Financial Group	Majority Owner, Chief Executive Officer and Chairman of the Board

	Forestar Group Inc.	Director

Thomas J. Abood Owner, Director, Secretary and Chairman of the Board	Dougherty Financial Group	Owner, Executive Vice President, General Counsel and Secretary

Michelle M. Sandberg Director and Treasurer	Dougherty Financial Group	Director, Senior Vice President, Treasurer and Chief Financial Officer

Pamela K. R. Ziermann Senior Vice President of Compliance and Human Resources and Chief Compliance Officer	Dougherty Financial Group	Senior Vice President and Chief Compliance Officer

Jack L. Hansen Principal, Executive Vice President, Chief Investment Officer and Director	Zazove Convertible Fund LP	Director

29.	TimesSquare Capital Management, LLC:

The business activity of TimesSquare Capital Management, LLC (“TSCM”), 1177 Avenue of the Americas, 39th Floor, New York, New York 10036-9998, is to serve as an investment adviser and assist in the selection of investment advisers. TSCM is registered under the Investment Advisers Act of 1940, as amended. The directors and officers of TSCM have not held any positions with other companies during the past two fiscal years.

30.	Tradewinds Global Investors, LLC:

Tradewinds Global Investors, LLC’s (“Tradewinds”) principal business address is 2049 Century Park East, 20th Floor, Los Angeles, California 90067. Tradewinds’ sole business activity is to serve as an investment adviser, and the firm is registered under the Investment Advisers Act of 1940, as amended. The directors and officers of Tradewinds have not held any positions with other companies during the past two fiscal years.

31.	Turner Investment Partners, Inc.:

To be filed by subsequent amendment.

32.	UBS Global Asset Management (Americas) Inc.:

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is located at One North Wacker Drive, Chicago, Illinois 60606. UBS Global AM is an indirect wholly-owned asset management subsidiary of UBS AG. Information as to UBS Global AM’s directors and principal officers for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Shawn K. Lytle President, Managing Director, Head of Americas Region and Member of Board of Directors	UBS AG	Member of UBS Global Asset Management Executive Committee

	UBS Global Asset Management Trust Company	President and Member of Board of Directors

	UBS Global Asset Management (US) Inc.	President, Managing Director and Member of Board of Directors

Mark F. Kemper Managing Director, Secretary and General Counsel-Americas	UBS Global Asset Management Trust Company	Secretary

	UBS Global Asset Management (US) Inc.	Secretary and Managing Director

John Moore Managing Director, Treasurer, Head of Finance Control – Americas and Member of Board of Directors	UBS Global Asset Management Trust Company	Treasurer

	UBS Global Asset Management (US) Inc.	Managing Director, Treasurer and Member of Board of Directors

Barry M. Mandinach Managing Director, Head of Distribution, Vice President and Member of Board of Directors	UBS Global Asset Management (US) Inc.	President, Managing Director and Member of Board of Directors

Joseph M. McGill Managing Director and Chief Compliance Officer – Americas	UBS Global Asset Management Trust Company	Chief Compliance Officer

	UBS Global Asset Management (US) Inc.	Managing Director and Chief Compliance Officer

33.	Western Asset Management Company:

Western Asset Management Company (“Western”) is located at 385 East Colorado Boulevard, Pasadena, California 91101, and the sole business activity of Western is to serve as an investment adviser. Western is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of Western for the past two fiscal years is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Jeffrey A. Nattans Director

3040692 Nova Scotia Company;

Barrett Associates, Inc.;

Bartlett & Co.;

Legg Mason Capital Management, Inc.;

Legg Mason Real Estate Capital, Inc.;

PCM Holdings I, Inc.;

PCM Holdings II, LLC;

Western Asset Management Company Limited;

Western Asset Management Company Ltd.;

Western Asset Management Company Pty Ltd;

Western Asset Management (UK) Holdings Limited;

Western Asset Management Company Pte, Ltd.

Director

	Legg Mason International	Manager

Holdings, LLC; Clearbridge Advisors, LLC; ClearBridge Asset Management Inc.; Global Currents Investment Management, LLC; Legg Mason Investment Counsel, LLC; Royce & Associates, LLC

	Legg Mason, Inc.	Executive Vice President

	Legg Mason International Holdings, LLC	Vice President and Manager

James W. Hirschmann III Chief Executive Officer and Director	Western Asset Management Company Limited	Director

34.	Western Asset Management Company Limited:

The sole business activity of Western Asset Management Company Limited (“WAMCL”) is to serve as an investment adviser. WAMCL is located at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom and is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of WAMCL is as follows:

Name and Position with Adviser	Other Company	Position with Other Company

Ronald Dewhurst Director

Legg Mason Asset Management Australia;

Legg Mason Asset Management Japan;

Legg Mason Holdings Limited;

Western Asset Management Company Ltd.;

Western Asset Management Company Pty Ltd;

Western Asset Management Company Pte, Ltd.;

Western Asset Management (UK) Holdings Limited

Director

	LM Poland I; LM Poland II	Member Supervisory Board

Tom Lemke Director	Barrett Associates, Inc.; Legg Mason Capital Management, Inc.	Director

	Legg Mason, Inc.	Senior Vice President and

General Counsel

	Royce Associates, LLC	Manager

Jeffrey A. Nattans Director

3040692 Nova Scotia Company;

Barrett Associates, Inc.;

Bartlett & Co.;

Legg Mason Capital Management, Inc.;

Legg Mason Real Estate Capital, Inc.;

PCM Holdings I, Inc.;

PCM Holdings II, LLC;

Western Asset Management Company Limited;

Western Asset Management Company Ltd.;

Western Asset Management Company Pty Ltd;

Western Asset Management (UK) Holdings Limited;

Western Asset Management Company Pte, Ltd.

Director

Legg Mason International Holdings, LLC;

Clearbridge Advisors, LLC;

ClearBridge Asset Management Inc.;

Global Currents Investment Management, LLC;

Legg Mason Investment Counsel, LLC;

Royce & Associates, LLC

Manager

	Legg Mason, Inc.	Executive Vice President

	Legg Mason International Holdings, LLC	Vice President and Manager

James W. Hirschmann III Chief Executive Officer and Director	Western Asset Management Company Limited	Director

Michael B. Zelouf Director	Western Asset Management Company Ltd.; Western Asset	Director

Management Company Pty Ltd.; Western Management Company Pte. Ltd.

Item 32.	PRINCIPAL UNDERWRITERS

(a)	BNY Mellon Distributors Inc. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the FINRA. As of April 26, 2011, the Distributor acted as principal underwriter for the following investment companies:

Aston Funds

E.I.I. Realty Securities Trust

FundVantage Trust

GuideStone Funds

Highland Floating Rate Fund

Highland Floating Rate Advantage Fund

Highland Funds I

Highland Funds II

The Industry Leaders Fund

Kalmar Pooled Investment Trust

Matthews International Funds, dba Matthews Asia Funds

Metropolitan West Funds

The Motley Fool Funds Trust

New Alternatives Fund, Inc.

Old Westbury Funds, Inc.

The RBB Fund, Inc.

Stratton Multi-Cap Fund, Inc.

Stratton Real Estate Fund, Inc.

The Stratton Funds, Inc.

The Torray Fund

(b)	The Distributor is a Massachusetts corporation located at 760 Moore Road, King of Prussia, PA 19406. The Distributor is a wholly-owned subsidiary of BNY Mellon Distributors Holdings Inc. a wholly-owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded company.

The following is a list of the directors and executive officers of the Distributor:

Board of Directors

Name	Position	Effective Date

John F. Fulgoney	Director	January 11, 2011
Michael DeNofrio	Director	April 26, 2007
Steven Turowski	Director	August 30, 2007
Dennis J. Westley	Director	March 4, 2008
Scott P. LaVasseur	Director	February 16, 2011

Officers

Name	Position(s) with Distributor	Effective Date
John F. Fulgoney	President and Chief Executive Officer	January 18, 2011
Bruno Di Stefano	Vice President	April 11, 2007
Susan K. Moscaritolo	Vice President, Secretary and Clerk	VP - April 11, 2007 Secretary and Clerk – May 29, 2007
Matthew O. Tierney	Treasurer and Financial Operations Principal, Chief Financial Officer	August 19, 2008
Felicia Antonio	Chief Compliance Officer	August 27, 2010
Jodi Jamison	Chief Legal Officer	April 11, 2007
Ellen C. Krause	Chief Risk Officer	March 26, 2009
Maria C. Schaffer	Controller and Assistant Treasurer	April 11, 2007
John J. Munera	Anti-Money Laundering Officer	April 11, 2007
Ronald Berge	Vice President	February 16, 2011
Dianna A. Stone	Assistant Secretary and Assistant Clerk	November 27, 2007
Kevin D. Peterson	Assistant Treasurer – Tax	July 1, 2010
Gary E. Abbs	Assistant Treasurer – Tax	July 1, 2010
Joanne S. Huber	Assistant Treasurer – Tax	July 1, 2010
Barbara J. Parrish	Assistant Secretary	July 1, 2010
Mary Lou Olinski	Assistant Secretary	July 1, 2010
Cristina Rice	Assistant Secretary	July 1, 2010

Item 33.	LOCATION OF ACCOUNTS AND RECORDS.

The books and other documents required by paragraph (b)(4) of Rule 31a-1 under the Investment Company Act of 1940, as amended are maintained in the physical possession of GuideStone Capital Management, the Registrant’s investment adviser, 2401 Cedar Springs Road, Dallas, TX 75201. Other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of the Registrant’s transfer agent, BNY Mellon Investment Servicing, 760 Moore Road, King of Prussia, PA 19406; administration agent, BNY Mellon Investment Servicing, 201 Washington St., Boston, MA 02108; and accounting agent, BNY Mellon Investment Servicing, 301 Bellevue Parkway, Wilmington, DE 19809 and the Registrant’s sub-advisers at their respective locations shown in the Statement of Additional Information.

Item 34.	MANAGEMENT SERVICES.

Not Applicable.

Item 35.	UNDERTAKINGS.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 17th day of June, 2011.

GUIDESTONE FUNDS

By:	/s/ John R. Jones
John R. Jones
President

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

/s/ Joseph A. Mack* Joseph A. Mack	Trustee, Chairman of the Board	June 17, 2011

/s/ Barry D. Hartis* Barry D. Hartis	Trustee	June 17, 2011

/s/ James W. Hixson* James W. Hixson	Trustee	June 17, 2011

/s/ Michael R. Buster* Michael R. Buster	Trustee	June 17, 2011

/S/ Peter L. Chamberlain, Ph.D.* Peter L. Chamberlain Ph.D.	Trustee	June 17, 2011

/s/ Carson L. Eddy* Carson L. Eddy	Trustee	June 17, 2011

/s/ William Craig George* William Craig George	Trustee	June 17, 2011

	/s/ Grady R. Hazel* Grady R. Hazel	Trustee	June 17, 2011

	/s/ Franklin R. Morgan* Franklin R. Morgan	Trustee	June 17, 2011

	/s/ William T. Patterson* William T. Patterson	Trustee	June 17, 2011

*By:	/s/ John R. Jones John R. Jones	Attorney-in-Fact	June 17, 2011

GUIDESTONE FUNDS

N-1A

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

EX(d)(1)	Form of Advisory Agreement with GuideStone Capital Management

EX(d)(38)	Form of Sub-Advisory Agreement with the Clifton Group Investment Management Company

EX-99(d)(40)	Form of Sub-Advisory Agreement with American Century Investment Management, Inc.

EX-99(d)(41)	Form of Sub-Advisory Agreement with Shenkman Capital Management, Inc.

EX-99(d)(42)	Form of Sub-Advisory Agreement with Turner Investment Partners

EX-99(d)(43)	Form of Sub-Advisory Agreement with AQR Capital Management, LLC

EX-99(e)(4)	Form of Exhibit A to Underwriting Agreement

EX-99(h)(9)	Form of Exhibit A to Administration and Accounting Services Agreement

EX-99(h)(14)	Form of Exhibit A to Transfer Agency Services Agreement

EX-99(n)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3

EX-99(p)(32)	Code of Ethics of American Century Investment Management, Inc.

EX-99(p)(33)	Code of Ethics of Shenkman Capital Management, Inc.

EX-99(p)(34)	Code of Ethics of Turner Investment Partners, Inc.